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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-7651
                                  ----------------------------------------

                        ING VP Variable Portfolios, Inc.
          -------------------------------------------------------------
               (Exact name of registrant as specified in charter)

           7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258
    ------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

 The Corporation Trust Incorporated, 300 E. Lombard Street, Baltimore, MD 21202
 ------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:   (800) 992-0180
                                                   ----------------------------

Date of fiscal year end:    December 31

Date of reporting period:   December 31, 2002


ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

       ANNUAL REPORT



       (PHOTO OF COMPASS)

December 31, 2002



       Classes R and S



       ING VARIABLE PRODUCT PORTFOLIOS
       INTERNATIONAL EQUITY PORTFOLIO

       ING VP International Equity Portfolio

       DOMESTIC EQUITY GROWTH PORTFOLIOS

       ING VP Growth Portfolio
       ING VP Small Company Portfolio
       ING VP Technology Portfolio

       DOMESTIC EQUITY VALUE PORTFOLIO

       ING VP Value Opportunity Portfolio

       DOMESTIC EQUITY AND INCOME PORTFOLIOS

       ING VP Balanced Portfolio
       ING VP Growth and Income Portfolio

       FIXED INCOME PORTFOLIOS

       ING VP Bond Portfolio
       ING VP Money Market Portfolio




                                                                (ING FUNDS LOGO)

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------


President's Letter......................................    1
Portfolio Managers' Reports:
  International Equity Portfolio........................    2
  Domestic Equity Growth Portfolios.....................    4
  Domestic Equity Value Portfolio.......................   10
  Domestic Equity and Income Portfolios.................   12
  Fixed Income Portfolios...............................   16
Index Descriptions......................................   19
Independent Auditors' Report............................   20
Statements of Assets and Liabilities....................   21
Statements of Operations................................   23
Statements of Changes in Net Assets.....................   25
Financial Highlights....................................   30
Notes to Financial Statements...........................   39
Portfolios of Investments...............................   49
Shareholder Meeting Information.........................   79
Tax Information.........................................   80
Trustee and Officer Information.........................   81

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                               PRESIDENT'S LETTER
--------------------------------------------------------------------------------


Dear Shareholder:

We are pleased to present the December 31, 2002 Annual Report for the ING Variable Product Portfolios.

The year ended December 31, 2002 proved to be a difficult year as a weak economy and continued accounting scandals in the corporate sector took their toll on the U.S. equity markets. While stocks in developed markets generally declined during the year, returns were mixed for emerging markets.

Amid the difficulties of the past year, we were successful in integrating the operations of various mutual fund groups that have been acquired by ING Groep N.V. over the past two years. The ING Funds family now offers more than 100 open- and closed-end funds and variable products with a wide range of investment objectives and styles.

At ING Funds, we are dedicated to providing core investments for serious investors. Our goal is to understand and anticipate your needs and objectives, and manage our products accordingly. We greatly appreciate your continued investment in the ING Funds.

Sincerely,

(/s/ James M. Hennessy)
James M. Hennessy
President
ING Funds Services, LLC

January 15, 2003

ING VP INTERNATIONAL EQUITY PORTFOLIO

                                                                       PORTFOLIO
                                                                MANAGER'S REPORT
--------------------------------------------------------------------------------


PORTFOLIO MANAGER: Vince Fioramonti, Portfolio Manager, Aeltus Investment Management, Inc.

GOAL: The ING VP International Equity Portfolio (the "Portfolio") seeks long-term growth of capital through investment in equity equivalents of companies outside the United States.

MARKET OVERVIEW: Despite a strong recovery rally in the final quarter of 2001 and a promising start to the year, international markets declined significantly for the year as a whole. The benchmark MSCI EAFE Index lost 15.66% for the year, which result was cushioned by a significantly weaker U.S. Dollar. Pan-Europe, accounting for almost 70% of the benchmark, was the worst performing region with a decline of 18.1%. The Japanese market (-10.1%) and Developed Asia/Australia (-5.7%) proved relatively defensive.

A number of factors contributed to this disappointing outcome. Earnings forecasts in Europe were under sustained pressure due to the weak European economy and a declining U.S. Dollar. While the accounting fraud and manipulation issues were not as prevalent as in the U.S., all markets were affected. The escalating geo-political risks also served to undermine investor sentiment. The third quarter was particularly brutal, with most markets experiencing one of their worst ever quarters. Taking their lead from the U.S. market, international markets recovered somewhat in the fourth quarter. Japan declined against this trend as the much hoped for Japanese recovery was once again postponed.

PERFORMANCE: For the year ended December 31, 2002, the Portfolio's Class R shares, excluding any charges, returned -26.68% compared to MSCI EAFE Index, which returned -15.66% for the same period.

PORTFOLIO SPECIFICS: The Portfolio's strong growth orientation proved to be problematical in the first half of the year. The bulk of the Portfolio's underperformance was concentrated in this period, due largely to adverse stock selection particularly in Europe and, to a lesser extent, in Japan. Rapid declines in the value of four securities had an especially significant negative impact in this period. Two of these stocks were in the consumer discretionary sector. Vivendi Universal (Europe: multi-media and environmental) was impacted by poor management and debt issues, while Fast Retail, a Japanese apparel retailer, misread the fashion market in a slowing Japanese economy. In the healthcare sector, Shire Pharmaceuticals (United Kingdom-drugs) fell sharply when management announced a reduced outlook due to higher new product introduction costs and fiercer than expected competition from generic drug producers. Further, the underperformance in the telecommunication sector was due to Telewest (United Kingdom-cable TV). Telewest, a well-ranked cable operator, fell sharply after competitors applied for debt renegotiations.

The ongoing market volatility and disproportionate risks associated with individual stock bets indicated a need for increased diversification. Accordingly, the number of securities was increased from 83 at the start of the year to 102 by mid-year, and to 125 by the end of the third quarter. The Portfolio's underperformance was markedly reduced in the third quarter, and was largely attributable to a further decline of Vivendi (resignation of the CEO) before the stock was sold, and a sharp decline in the stock price of Swedish publisher Enrico on the back of an earnings warning. The portfolio underperformed marginally in the fourth quarter, with the negative contribution from the utilities, consumer discretionary and healthcare sectors slightly outweighing the strong contribution from the European telecommunications holdings.

MARKET OUTLOOK: Investors in Europe are clearly concerned about the economic outlook and profits. However, these risks are clearly recognized by the market and are largely priced in. With the support of low bond yields and further monetary easing, we expect the focus in 2003 to be increasingly on recovery and restructuring potential, as reflected in our overweight in technology and telecom. For Japan the economic scenario remains drab and the market currently lacks strong catalysts to inspire foreigners to enter the market. We overweight information technology, consumer discretionary and healthcare, balanced by underweight in consumer staples, materials and utilities. In Australia we balance a cyclical exposure in materials with a defensive one in consumer staples. In other areas of Asia we favor companies with established franchises, in particular those that benefit from stronger global economic growth.

                                           ING VP INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO
MANAGER'S REPORT
--------------------------------------------------------------------------------


[LINE GRAPH]

                                                                ING VP INTERNATIONAL EQUITY
                                                                    PORTFOLIO - CLASS R                  MSCI EAFE INDEX
                                                                ---------------------------              ---------------
12/22/1997                                                                 10000                              10000
12/31/1998                                                                 12213                              12033
12/31/1999                                                                 18756                              15318
12/31/2000                                                                 14943                              13180
12/31/2001                                                                 11375                              10385
12/31/2002                                                                  8341                               8759

                                 AVERAGE ANNUAL TOTAL RETURNS
                           FOR THE PERIODS ENDED DECEMBER 31, 2002
                     ----------------------------------------------------
                                        SINCE INCEPTION   SINCE INCEPTION
                                          OF CLASS R        OF CLASS S
                     1 YEAR   5 YEAR       12/22/97          11/01/01
                     ------   ------       --------          --------
Class R              -26.68%   -4.08%        -3.54%               --
Class S              -26.84%      --            --            -19.50%
MSCI EAFE Index      -15.66%   -2.61%        -2.61%(1)        -10.40%

Based upon a $10,000 initial investment, the table and graph above illustrate the total return of ING VP International Equity Portfolio against the MSCI EAFE Index. The Index has an inherent performance advantage over the Portfolio since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Performance table and graph do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Portfolio, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no waiver to the Portfolio.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Portfolio holdings are subject to change daily.

(1) Since inception performance for the index is shown from 01/01/98.

PRINCIPAL RISK FACTOR(S): Price volatility and other risks that accompany an investment in foreign equities. Sensitive to currency exchange rates, international political and economic conditions and other risks that affect foreign securities.

                See accompanying index descriptions on page 19.

ING VP GROWTH PORTFOLIO

                                                                       PORTFOLIO
                                                                MANAGER'S REPORT
--------------------------------------------------------------------------------


PORTFOLIO MANAGEMENT: Kenneth H. Bragdon, Portfolio Manager, Aeltus Investment Management, Inc.

GOAL: The ING VP Growth Portfolio (the "Portfolio") seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stock.

MARKET OVERVIEW: The S&P 500 Index (S&P 500) posted a loss of 22.10% in 2002, its worst calendar year performance since 1974. Concerns about the integrity of corporate accounting, the strength of the U.S. economic rebound, and international hostilities consistently weighed on the market all year.

The year ended with a rally in the fourth quarter, which was sustained by the Federal Reserve's ("Fed") surprise 50 basis point rate cut on November 6th. Evidencing a significant change in investor sentiment, the rally occurred primarily in sectors like telecommunication services and information technology, which had suffered the worst performance in the first nine months of the year.

In terms of market capitalization, the smallest stocks within the S&P 500 outperformed the largest stocks due in part to investors' accounting and valuation fears, which were primarily related to larger cap stocks.

PERFORMANCE: For the year ended December 31, 2002, the Portfolio's Class R shares, excluding any charges, provided a total return of -28.94% compared to the Russell 1000 Growth Index, which returned -27.88% for the same period.

PORTFOLIO SPECIFICS: Our performance was negatively impacted by our underweight position in the consumer staples sector. While many consumer staples stocks appeared expensive relative to historic valuation ranges, it was one of the few sectors that showed positive, albeit modest, EPS growth during the year. Investors seeking a relative safe haven in a declining market were drawn to the sector making it one of the top performing groups in the index. We believe it may be difficult for these stocks to show the same relative earnings momentum in 2003, and we remain underweight the sector.

Poor stock selection in the consumer discretionary sector also hurt the Portfolio's relative performance. Retailing stocks were weak during the second half of the year reflecting investors' concerns over declining consumer confidence and its potential impact on consumer spending. Our holdings in retailers such as the Home Depot and Dollar Tree Stores were particularly hard hit on these concerns.

On the positive side, strong stock selection in the healthcare and technology sectors helped the Portfolio's relative performance. In the healthcare sector, our holdings in drug maker Forest Laboratories rose sharply following the successful launch of Lexapro, the company's newest anti-depressant drug. Shares of Varian Medical Systems also performed exceptionally well during the year driven by accelerating demand for its oncology treatment equipment. We also avoided several high-profile disappointments in the sector such as Tenet Healthcare and Bristol-Myers Squibb, which declined significantly during the period. In the technology sector, our holdings in Intuit and Dell Computer significantly outperformed both the technology sector and the broader market. Intuit's earnings growth rate accelerated over the course of the year driven by strong sales of its consumer software packages and improved penetration and pricing among small and mid-sized business customers. Meanwhile, Dell's low-cost business model enables it to gain significant market share in the personal computer and server markets.

MARKET OUTLOOK: While U.S. economic data has been mixed recently, we see a number of encouraging signs, which suggest the economy may be improving, albeit at a modest pace. Weekly jobless claims have declined, and there were also positive surprises in personal consumption and durable goods orders during the quarter as well as a positive revision to third quarter GDP. These data points, combined with the recent 50 basis point cut in the Fed Funds target rate, set a positive backdrop for the equity markets. We continue to focus on companies with positive business momentum, sustainable growth prospects and attractive valuation.

                                                         ING VP GROWTH PORTFOLIO

PORTFOLIO
MANAGER'S REPORT
--------------------------------------------------------------------------------


[LINE GRAPH]

                                                              ING VP GROWTH PORTFOLIO - CLASS
                                                                             R                      RUSSELL 1000 GROWTH INDEX
                                                              -------------------------------       -------------------------
12/13/1996                                                                 10000                              10000
12/31/1997                                                                 13505                              13048
12/31/1998                                                                 18593                              18099
12/31/1999                                                                 25095                              24101
12/31/2000                                                                 22095                              18697
12/31/2001                                                                 16115                              14878
12/31/2002                                                                 11451                              10729

                                       AVERAGE ANNUAL TOTAL RETURNS
                                  FOR THE PERIODS ENDED DECEMBER 31, 2002
                            ---------------------------------------------------
                                              SINCE INCEPTION   SINCE INCEPTION
                                                OF CLASS R        OF CLASS S
                            1 YEAR   5 YEAR      12/13/96          11/01/01
                            ------   ------      --------          --------
Class R                     -28.94%  -3.24%        2.27%                --
Class S                     -29.08%     --           --             -22.26%
Russell 1000 Growth Index   -27.88%  -3.84%        0.84%(1)         -18.39%

Based upon a $10,000 initial investment, the table and graph above illustrate the total return of ING VP Growth Portfolio against the Russell 1000 Growth Index. The Index has an inherent performance advantage over the Portfolio since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Performance table and graph do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Portfolio, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no waiver to the Portfolio.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Portfolio holdings are subject to change daily.

(1) Since inception performance for the index is shown from 12/01/96.

PRINCIPAL RISK FACTOR(S): Price volatility and other risks that accompany an investment in growth-oriented equity securities.

                See accompanying index descriptions on page 19.

ING VP SMALL COMPANY PORTFOLIO

                                                                       PORTFOLIO
                                                                MANAGER'S REPORT
--------------------------------------------------------------------------------


PORTFOLIO MANAGER: Carolie Burroughs, Vice-President and Equity Portfolio Manager, Aeltus Investment Management, Inc.

GOAL: The ING VP Small Company Portfolio (the "Portfolio") seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies with smaller market capitalizations corresponding to the Russell 2000 Index.

MARKET OVERVIEW: The U.S. equities market was highly volatile in 2002, experiencing a massive sell-off followed by a highly speculative rally. As evidenced by the major indices, large capitalization and growth-oriented stocks had the most difficulty. For the calendar year ending December 31, 2002, the S&P 500 Index was down 22.10%, the Russell 1000 Index was down 21.65%, the NASDAQ was down 31.26%, while the S&P 400 Index was down 14.51% and the S&P 600 Index was down 14.62%.

Smaller capitalization stocks outperformed their large cap counterparts during this volatile market. For the twelve months ending December 31, 2002, the Russell 2000 Index returned -20.48%. The financial services sector provided the largest positive contribution to the Index's return, while the technology sector provided the largest negative contribution. During this period, the Russell 2000 Value Index beat the Russell 2000 Growth Index by almost 1,900 basis points.

2002 was a year of high anxiety for investors -- corporate malfeasance, an uncertain economic recovery, geopolitical risks. The equity risk premium became too great for investors. The market started to decline during the second quarter as funds flowed out of the U.S. equities markets.

As we entered the third quarter, the equities market experienced a massive sell-off. Investors, who had poured money into equities through their 401K plans and other retail accounts during the bull market, capitulated and moved their money to fixed income, real estate, or cash. This outflow of liquidity continued throughout the quarter. From trough to peak, volatility in the market increased over 100%.

The market continued its sell-off into the fourth quarter. On October 9th, the U.S. equities market reached its lowest level year-to-date -- a level not seen for almost five years. The market then did the unexpected. After months of anxiety over corporate fraud, earnings quality, and appropriate disclosure in corporate financial reporting, the market engaged in a highly speculative rally, while the better quality stocks continued to sell-off. For most of the fourth quarter, the best performing stocks in the Russell 2000 Index were those with high multiples, negative earnings, high betas, lower earnings visibility, and low stock prices (less than $8 per share). Most of the Index's performance came from technology, telecommunications, and technology-like stocks. However, the micro cap end of the Russell 2000 Index -- stocks with market capitalizations less than $300 million -- significantly outperformed the rest of the Index, even after excluding technology and telecommunications stocks. The speculative rally became subdued in the tail end of the quarter as the market began to broaden and reward companies with better fundamentals.

PERFORMANCE: For the year ended December 31, 2002, the Class R shares, excluding any charges, returned -23.23% compared to the Russell 2000 Index, which returned -20.48% for the same period.

PORTFOLIO SPECIFICS: Stock selection in the healthcare sector was the largest positive contributor to performance. Stock selection in the materials and processing sector was the largest negative contributor to performance. A significant underweight position in the financial services sector early in the year hurt performance. A slight overweight in the technology sector also hurt performance.

The largest individual positive contributors to performance during the period were Charles River Laboratories, Cognizant Technology Solutions, and Corinthian Colleges. The largest negative contributors were ESS Technology, Transkaryotic Therapies, and Action Performance Companies.

MARKET OUTLOOK: We expect smaller capitalization stocks to perform strongly as we enter 2003. First, the better earnings visibility of small cap stocks will likely become more apparent to investors as the fourth quarter 2002 earnings season gets underway. Second, economic data continue to validate the recovery, and, historically, small cap stocks outperform during post-recession recovery periods. Finally, as investor anxiety over the economy and the geopolitical environment subsides and market volatility gradually declines, small cap stocks should continue to outperform their large cap counterparts.

                                                  ING VP SMALL COMPANY PORTFOLIO

PORTFOLIO
MANAGER'S REPORT
--------------------------------------------------------------------------------


[LINE GRAPH]

                                                               ING VP SMALL COMPANY PORTFOLIO
                                                                          -CLASS R                      RUSSELL 2000 INDEX
                                                               ------------------------------           ------------------
12/27/1996                                                                 10000                              10000
12/31/1997                                                                 13549                              12236
12/31/1998                                                                 13698                              11924
12/31/1999                                                                 17923                              14459
12/31/2000                                                                 19128                              14022
12/31/2001                                                                 19893                              14371
12/31/2002                                                                 15272                              11427

                                AVERAGE ANNUAL TOTAL RETURNS
                           FOR THE PERIODS ENDED DECEMBER 31, 2002
                     ---------------------------------------------------
                                       SINCE INCEPTION   SINCE INCEPTION
                                         OF CLASS R        OF CLASS S
                     1 YEAR   5 YEAR      12/27/96          11/01/01
                     ------   ------      --------          --------
Class R              -23.23%   2.42%        7.30%                --
Class S              -23.45%     --           --             -13.15%
Russell 2000 Index   -20.48%  -1.36%        2.25%(1)          -7.80%

Based upon a $10,000 initial investment, the table and graph above illustrate the total return of ING VP Small Company Portfolio against the Russell 2000 Index. The Index has an inherent performance advantage over the Portfolio since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Performance table and graph do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Portfolio, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no waiver to the Portfolio.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Portfolio holdings are subject to change daily.

(1) Since inception performance for the index is shown from 01/01/97.

PRINCIPAL RISK FACTOR(S): Price volatility and other risks that accompany an investment in growth-oriented and small-sized companies. Particularly sensitive to price swings during periods of economic uncertainty.

                See accompanying index descriptions on page 19.

ING VP TECHNOLOGY PORTFOLIO

                                                                       PORTFOLIO
                                                                MANAGER'S REPORT
--------------------------------------------------------------------------------


PORTFOLIO MANAGEMENT TEAM: Ronald E. Elijah and Roderick R. Berry, AIC Asset Management, LLC.

GOAL: The ING VP Technology Portfolio (the "Portfolio") seeks long-term capital appreciation by investing at least 80% of its assets in common stocks and securities convertible into common stock of companies in the information technology industry sector.

MARKET OVERVIEW: In 2002, the financial markets suffered through yet another down year, with all of the major indices losing ground for the third straight year. The steady market sell-off during the first half of the year was largely driven by the uncertainty created by geopolitical turmoil as well as a continued unwinding of excess capacity. Although evidence was emerging that suggested the U.S. economy was moving in the right direction, investor concerns easily overshadowed the economic advancements.

Entering the second half of 2002 the U.S. markets began to exhibit an increase in volatility that typically characterizes a market capitulation bottom. Weighing heavily on the market during the second half of the year, were deteriorating economic data-points that again raised the specter of a double-dip recession. To date, the consumer has largely been credited with initiating the current recovery, however, evidence emerged in the fall that suggested this engine of economic growth might be tiring. To begin with, we saw a rapid decline in the widely watched University of Michigan's Consumer Confidence index that declined to a nine-year low of 80.6 in October. In addition, we saw weekly jobless claims move back over 400,000 for much of the months of September and October.

The other key component to economic growth, and arguably the more important driver for the technology sector, is capital expenditures by corporations. During the months of September and October we also saw negative economic data points in this area, as the Institute for Supply Management reported readings of U.S. factory business that were below 50. A reading below 50 signals contraction in manufacturing activity. Of course, the continuing uncertain geopolitical environment certainly contributed to management decisions to restrict capacity expansion.

These data abruptly ended the brief summer rally in the NASDAQ Composite on August 22 and sent the index through the mid-summer lows of July before settling at an October 9 closing low of 1114.11. This rapid sell-off took the NASDAQ down over 21%. In addition to nervous investors who have suffered during this bear market, we believe that financial institutions worldwide significantly contributed to the sell-off, as they struggled to maintain required capital levels.

We believe that the market sell-off, which reached a fevered pitch in September, marked a capitulation bottom. Since the October market bottom, we have seen the markets begin to respond more favorably to improving economic and company specific data-points.

PERFORMANCE: For the year ended December 31, 2002, the Portfolio's Class R shares, excluding charges, returned -41.28% compared to the Goldman Sachs Technology Industry Composite Index, which returned -40.27% for the same period.

PORTFOLIO SPECIFICS: Relative to the NASDAQ 100, the Portfolio slightly underperformed for the year largely due to a semiconductor portfolio weighting in excess of 35%. While the NASDAQ 100 posted a loss of 37.6%, the Portfolio lost 41.3% for the year. During the early fall market sell-off, the higher beta semiconductor stocks bore the brunt of the selling pressure. In contrast, the semiconductor sector also soared over 35% from the October market bottom through the end of the year. However, the semiconductor sector, as measured by the PHLX Semiconductor Index, fell 44.6% for the total year.

Offsetting the weakness in the semiconductor sector was the Portfolio's weighting in the software sector during the second half of the year. During the second half of the year, the software sector, as measured by the GSTI Software Index, declined just 7.7%. At the end of the year, the portfolio had a 21% weighting in software.

As we move into 2003 we have not made any significant sector shifts within the Portfolio. We enter the new-year with the Portfolio's largest weightings in the semiconductor and software sectors. At this time, the Portfolio has a 38% weighting in semiconductor and semiconductor equipment companies and a 20% weighting in software. We believe that improvements in end-market demand coupled with rising capacity utilization rates may contribute to a semiconductor industry recovery in 2003. We are also seeing companies begin to implement new software projects as they strive to remain competitive through the productivity gains made possible by infrastructure and application software.

MARKET OUTLOOK: In response to the economic "soft spot" that was evident during September and October, the Federal Reserve Board ("Fed") weighed in with a 50 basis-point rate reduction. Clearly, one of the Fed's greatest concerns at this time is the potential of deflation. We therefore believe that we can expect a favorable rate environment for some time to come. We also believe that the gains made by the Republican Party during the recent mid-term elections may improve the likelihood of further fiscal stimulus through the recently proposed tax-cut and government spending programs. Although a portion of this stimulus will likely be offset by increases in state and local taxes, we believe the net effect should be further economic stimulus.

As we exited the economic soft spot referred to by the Fed in early November, we have begun to see some favorable economic data that point toward renewed expansion. At the end of November, third-quarter GDP was revised up to 4.0%, a significant improvement from the second-quarter's 1.3%. We have also seen a renewed surge in productivity gains in the third quarter. A 5.1% productivity gain was posted, raising the prior year's total productivity gain to 5.6%, the highest level in 29 years. This data-point may prove to be an important ingredient in expanding the profitability of U.S. corporations, which should in turn stimulate corporate expenditures. Finally, we are now beginning to see the economic activity readings for the manufacturing and non-manufacturing sectors reaccelerate.

                                                     ING VP TECHNOLOGY PORTFOLIO

PORTFOLIO
MANAGER'S REPORT
--------------------------------------------------------------------------------


In their latest report, the Institute for Supply Management showed the manufacturing index improving to 54.7 in December from 49.2 in November. In the non-manufacturing sector, December's index held above 50 with a 54.7 reading. Once again, a reading over 50 is an indication of expansion.

The Portfolio continues to be populated with the large capitalization leaders of the technology sector. Although the recent economic downturn has negatively impacted the growth rates and profitability of many of the companies we invest in, the negative impact has been far greater on their smaller competitors. As we have highlighted in other recent communications, many of the leaders we invest in have taken considerable market share during the downturn. For instance, in their most recently reported quarter, Cisco Systems recorded $1.04 billion in profits while their ten closest competitors lost a cumulative $2.4 billion. Intel is another example of a technology leader that has taken the opportunity during the economic downturn to put more distance between itself and its nearest competitors. In the most recent quarter, Intel out-spent Advanced Micro Devices in research and development, by almost a five to one margin. In terms of capital expenditures, Intel out-spent AMD by an equally impressive six to one ratio.

We remain confident that the economic recovery remains intact and that the technology sector leaders that comprise the Portfolio are well positioned to take market share and expand profitability as capital spending continues toward more normalized levels. In addition, we believe that the current valuation of the market presents patient investors with a tremendous opportunity to invest in one of the greatest growth sectors at a reasonable price.

[LINE GRAPH]

                                                               ING VP TECHNOLOGY PORTFOLIO -         GOLDMAN SACHS TECHNOLOGY
                                                                          CLASS R                    INDUSTRY COMPOSITE INDEX
                                                               -----------------------------         ------------------------
5/1/2000                                                                   10000                              10000
12/31/2000                                                                  5880                               6608
12/31/2001                                                                  4530                               4729
12/31/2002                                                                  2660                               2825

                                                                AVERAGE ANNUAL TOTAL RETURNS
                                                          FOR THE PERIODS ENDED DECEMBER 31, 2002
                                                       ----------------------------------------------
                                                                   SINCE INCEPTION    SINCE INCEPTION
                                                                     OF CLASS R         OF CLASS S
                                                       1 YEAR         05/01/00           11/01/01
                                                       ------         --------           --------
Class R                                                -41.28%         -39.10%                --
Class S                                                -41.50%             --             -30.70%
Goldman Sachs Technology Industry Composite Index      -40.27%         -40.34%            -27.53%

Based upon a $10,000 initial investment, the table and graph above illustrate the total return of ING VP Technology Portfolio against the Goldman Sachs Technology Industry Composite Index. The Index has an inherent performance advantage over the Portfolio since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Performance table and graph do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Portfolio, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no waiver to the Portfolio.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Portfolio holdings are subject to change daily.

PRINCIPAL RISK FACTOR(S): Price volatility and other risks that accompany an investment in equity securities and maintaining a non-diversified portfolio.

                See accompanying index descriptions on page 19.

ING VP VALUE OPPORTUNITY PORTFOLIO

                                                                       PORTFOLIO
                                                                MANAGER'S REPORT
--------------------------------------------------------------------------------


PORTFOLIO MANAGEMENT: Donald E. Townswick, Portfolio Manager, Aeltus Investment Management, Inc.

GOAL: The ING VP Value Opportunity Porftolio (the "Portfolio") seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stock.

MARKET OVERVIEW: The US Equity markets were very weak throughout the first nine months of 2002, driven primarily by downward pressure on corporate earnings engendered by US economic weakness.

Through the first nine months in 2002, the S&P 500 was down 28.2%, the NASDAQ was down 39.7%, and the Russell 2000 was down 25.1%. These returns represent one of the worst nine-month periods for the U.S. equity markets in history. While this represents a disturbing development in its face, the U.S. equity markets still have excellent longer-term historical returns and, we believe the greatest potential for return going forward as an investment option.

In fact, the U.S. equity markets may have found their legs during the fourth quarter of 2002. During the quarter, the S&P 500 was up 8.4%, the NASDAQ was up 14.1%, and the Russell 2000 was up 6.2%. Speculative pressures were clearly evident in this market turn, though, as stocks under $5 per share were the stars. As a result, only 5% of large blend funds were able to outperform the S&P 500 in both the first nine months of 2002 and the last three months of 2002.

PERFORMANCE: For the year ended December 31, 2002, the Portfolio's Class R shares, excluding any charges, returned -25.96% compared to the S&P 500, which returned -22.10% over the same period.

PORTFOLIO SPECIFICS: The Portfolio weathered the market storm in the first nine months of 2002 reasonably well. In a relative sense, the market rewarded quality stocks (those with earnings, earnings growth, and established success) rather than speculative stocks (those with no earnings, negative earnings growth, and questionable futures) during the period. Since the Portfolio invests primarily in quality stocks, with a secondary and small allocation to "broken growth" stocks, the Portfolio benefited from its primary goal and was hurt a bit by its secondary allocation.

Specifically, value was added by owning Lockheed Martin, a defense contractor which is benefiting from increased defense spending. Owning shares of Circuit City did not help though, as the company underperformed the market due to growing weakness in the consumer electronics area. Virtually all excess return during the period was added through stock selection, since all sector and industry over/underweights were minimal.

The fourth quarter was very tough for the portfolio. As often happens at the unpredictable point when a market begins to turn (either up or down), fundamentals get thrown out the window. During the fourth quarter, the market rewarded speculative stocks rather than quality stocks. We believe many of the best 25 performers in the S&P 500 during the quarter (16 sold for less than $5/share on 9/30/02) benefited from the lifting of a "bankruptcy discount" from their share price, rather than any change in their fundamentals. The Portfolio invests primarily in quality stocks, not speculative stocks, which contributed to underperformance relative to the S&P 500 during the fourth quarter.

In specific, relative performance was hurt by owning quality healthcare stocks (Humana, United Healthcare Group) which had performed well during the first nine months of 2002, but underperformed during the speculative rally in the fourth quarter. Positions in "broken growth" stocks such as QLogic and Cisco Systems helped performance during the fourth quarter.

MARKET OUTLOOK: We believe that the market may be poised to have a good year in 2003. Low inflation, interest rates, and renewed economic growth should help to buoy the markets to more appropriate valuation levels. In the short term, though, uncertainty about war in Iraq may dampen investment enthusiasm, but we believe the market will (in fact we believe it must) reward improved company fundamentals in the medium-to long-term.

                                              ING VP VALUE OPPORTUNITY PORTFOLIO

PORTFOLIO
MANAGER'S REPORT
--------------------------------------------------------------------------------


[LINE GRAPH]

                                                                  ING VP VALUE OPPORTUNITY
                                                                    PORTFOLIO - CLASS R                   S&P 500 INDEX
                                                                  ------------------------                -------------
12/13/1996                                                                 10000                              10000
12/31/1997                                                                 14235                              13072
12/31/1998                                                                 17423                              16808
12/31/1999                                                                 20834                              20344
12/31/2000                                                                 22958                              18491
12/31/2001                                                                 20751                              16294
12/31/2002                                                                 15363                              12692

                           AVERAGE ANNUAL TOTAL RETURNS
                      FOR THE PERIODS ENDED DECEMBER 31, 2002
                ---------------------------------------------------
                                  SINCE INCEPTION   SINCE INCEPTION
                                    OF CLASS R        OF CLASS S
                1 YEAR   5 YEAR      12/13/96          07/16/01
                ------   ------      --------          --------
Class R         -25.96%   1.54%        7.36%                --
Class S         -26.12%     --           --             -23.67%
S&P 500 Index   -22.10%  -0.56%        4.03%(1)         -18.92%(2)

Based upon a $10,000 initial investment, the table and graph above illustrate the total return of ING VP Value Opportunity Portfolio against the S&P 500 Index. The Index has an inherent performance advantage over the Portfolio since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Performance table and graph do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Portfolio, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no waiver to the Portfolio.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Portfolio holdings are subject to change daily.

(1) Since inception performance for the index is shown from 12/01/96.

(2) Since inception performance for the index is shown from 08/01/01.

PRINCIPAL RISK FACTOR(S): Price volatility and other risks that accompany an investment in equity securities.

                See accompanying index descriptions on page 19.

ING VP BALANCED PORTFOLIO

                                                                       PORTFOLIO
                                                                MANAGER'S REPORT
--------------------------------------------------------------------------------


PORTFOLIO MANAGEMENT: Mary Ann Fernandez, Aeltus Investment Management, Inc.

GOAL: The ING VP Balanced Portfolio (the "Portfolio") seeks to maximize investment return consistent with reasonable safety of principal, by investing in a diversified portfolio of one or more of the following asset classes: stocks, bonds and cash equivalents.

MARKET OVERVIEW: The S&P 500 posted a loss of 22.10% in 2002, its worst calendar year performance since 1974. Concerns regarding the integrity of corporate accounting, the strength of the U.S. economic rebound, and international hostilities consistently weighed on the market all year. Bonds, on the other hand, posted solid gains over the period with the Lehman Brothers Aggregate Index up 10.26%.

The year ended with an equity rally in the fourth quarter, which was sustained by the Fed's surprise 50 basis point rate cut on November 6th. Evidencing a significant change in investor sentiment, the equity rally occurred primarily in sectors like telecommunication services and information technology which had suffered the worst performance in the first nine months of the year.

Interest rates across the yield curve declined significantly over the year -- overall making bonds the place to be in 2002.

PERFORMANCE: For the year ended December 31, 2002, the Portfolio's Class R shares, excluding any charges, returned -10.31% compared to the Composite Index (60% S&P 500 Index/40% Lehman Brothers Aggregate Bond Index) which returned -16.37% over the same period.

PORTFOLIO SPECIFICS: Overall, large cap and mid cap stocks performed well over the one year period. Most of the performance in large cap stocks was driven by positive security selection in the industrial, healthcare and information technology sectors. Offsetting some of this performance was an overweight in consumer discretionary stocks and adverse security selection in this sector. In SMID cap stocks, security selection in the healthcare and financial sectors led the way while adverse security selection in consumer discretionary and industrial sectors detracted from performance. Our fixed income investments underperformed the Lehman Aggregate. With rates declining over the period, a short duration relative to the index detracted from performance. However, duration exposures were rebalanced to neutral throughout November. Asset allocation decisions positively impacted the Portfolio especially due to an underweight to credit and an overweight in treasuries. Security selection in the credit sector detracted from performance during the first half of the year but was partially offset by positive security selection in the last quarter. Positions in non-dollar securities and Collateralized Mortgage Obligations' added to performance while our high yield positions had an overall adverse impact on the portfolio.

MARKET OUTLOOK The cumulative losses of the recent 3-year bear market in U.S. large cap equities has only been exceeded since 1926 by the four year bear market from 1929 to 1932. The 1929-32 bear market was accompanied by a 50% decline in nominal Gross Domestic Product (GDP) and double-digit unemployment -- neither of these traits occurs today. Each of the prior multi-year bear markets in 1929 to 32, 1939 to 41, and 1973 to 74 were followed by a period of abnormally high equity returns. Based on the historical relationship between expected earnings and current interest rates, the U.S. large cap market appears significantly undervalued now. While expected earnings may not materialize and there is the ever-present risk of terrorism and war, valuations and the length of the recent bear market suggest the outlook for U.S. equity returns may be positive.

In 2003, the U.S. should continue to be the growth leader of the developed economies. We expect GDP on a year over year basis to be in the 2.8-3% range, with a gradual recovery. The U.S. continues to have very accommodative monetary and fiscal policies and we expect inflation to remain tame. We think the Fed may be reluctant to raise the Fed Funds rate prematurely, waiting for growth and employment gains to be firmly established before raising rates.

                                                       ING VP BALANCED PORTFOLIO

PORTFOLIO
MANAGER'S REPORT
--------------------------------------------------------------------------------


[LINE GRAPH]

                                                                                                               COMPOSITE INDEX
                                                                                                               (60% S&P 500/40%
                                                                                        LEHMAN BROTHERS        LEHMAN BROTHERS
                                                                                         AGGREGATE BOND         AGGREGATE BOND
                                             ING LEGACY           S&P 500 INDEX              INDEX                  INDEX)
                                             ----------           -------------         ---------------        ----------------
12/31/1992                                    10000.00               10000.00               10000.00               10000.00
12/31/1993                                    10990.00               11008.00               10975.00               10999.00
12/31/1994                                    10951.00               11153.00               10655.00               10963.00
12/31/1995                                    13933.00               15345.00               12623.00               14215.00
12/31/1996                                    16047.00               18868.00               13082.00               16343.00
12/31/1997                                    19655.00               25163.00               14345.00               20203.00
12/31/1998                                    22983.00               32353.00               15591.00               24443.00
12/31/1999                                    26110.00               39159.00               15463.00               27375.00
12/31/2000                                    25963.00               35594.00               17260.00               27103.00
12/31/2001                                    24871.00               31364.00               18718.00               26097.00
12/31/2002                                    22307.00               24431.00               20637.00               23533.00

                                                   AVERAGE ANNUAL TOTAL RETURNS
                                             FOR THE PERIODS ENDED DECEMBER 31, 2002
                                             ----------------------------------------
                                               1 YEAR        5 YEAR        10 YEAR
                                               ------        ------        -------
Class R                                         -10.31%        2.56%         8.35%
S&P 500 Index                                   -22.10%       -0.56%         9.37%
Lehman Brothers Aggregate Bond Index             10.25%        7.55%         7.51%
Composite Index (60% S&P 500 Index/
  40% Lehman Brothers Aggregate Bond Index)     -16.37%        0.99%         8.89%

Based upon a $10,000 initial investment, the table and graph above illustrate the total return of ING VP Balanced Portfolio against the S&P 500 Index, Lehman Brothers Aggregate Bond Index and Composite Index (60% S&P 500 Index, 40% Lehman Brothers Aggregate Bond Index). The Indices have an inherent performance advantage over the Portfolio since they have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Performance table and graph do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Portfolio holdings are subject to change daily.

PRINCIPAL RISK FACTOR(S): Price volatility and other risks that accompany an investment in equity securities. Credit, interest rate and other risks that accompany an investment in debt securities.

                See accompanying index descriptions on page 19.

ING VP GROWTH AND INCOME PORTFOLIO

                                                                       PORTFOLIO
                                                                MANAGER'S REPORT
--------------------------------------------------------------------------------


PORTFOLIO MANAGEMENT: Donald E. Townswick, Portfolio Manager, Aeltus Investment Management, Inc.

GOAL: The ING VP Growth and Income Portfolio (the "Portfolio") seeks to maximize the total return through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stock believed to offer above-average growth potential.

MARKET OVERVIEW: The U.S. Equity markets were very weak throughout the first nine months of 2002, driven down primarily by downward pressure on corporate earnings engendered by U.S. economic weakness.

Through the first nine months in 2002, the S&P 500 was down 28.2%, the NASDAQ was down 39.7%, and the Russell 2000 was down 25.1%. These returns represent one of the worst nine-month periods for the U.S. equity markets in history. While this represents a disturbing development, the U.S. equity markets still have strong longer term historical returns and, we believe, the greatest potential for return going forward as an investment option.

In fact, the U.S. equity markets may have found their legs during the fourth quarter of 2002. During the quarter, the S&P 500 Index was up 8.4%, the NASDAQ was up 14.1%, and the Russell 2000 was up 6.2%. Speculative pressures were clearly evident in this market turn, though, as stocks under $5/sh were the stars. As a result, only 5% of Large Blend Funds were able to outperform the S&P 500 in both the first nine months of 2002 and the last three months of 2002.

PERFORMANCE: For the year ended December 31, 2002, the Portfolio's Class R shares, excluding any charges, returned -24.99% compared to the S&P 500 which returned -22.10% over the same period.

PORTFOLIO SPECIFICS: The Portfolio weathered the market storm in the first nine months of 2002 well. In a relative sense, the market rewarded quality stocks (those with earnings, earnings growth, and established success) rather than speculative stocks (those with no earnings, negative earnings growth, and questionable futures) during the period.

Virtually all excess return during the period was added through stock selection, since all sector and industry over/underweight were minimal. Specifically, the Portfolio added value by owning Autozone, a retailer which benefits from an increase in do-it-yourself auto mechanics, a hallmark of economic slowdowns. Owning shares of TechData did not help, though, as the company underperformed the market despite consistently positive earnings in the first nine months.

The fourth quarter was very tough for the Portfolio. As often happens at the unpredictable point when a market begins to turn (either up or down), fundamentals get thrown out the window. During the fourth quarter, the market rewarded speculative stocks rather than quality stocks. We believe many of the best 25 performers in the S&P 500 during the quarter (16 sold for less than $5/share on 9/30/02) benefited from the lifting of a "bankruptcy discount" from their share price, rather than any change in their fundamentals. The Portfolio invests in quality stocks, not speculative stocks, which contributed to underperformance relative to the S&P 500 during the fourth quarter.

In specific, performance was hurt by not owning Corning, Lucent, and Broadcom during the quarter. In a dramatic illustration of the reversal between the first nine months of 2002 and the last three, virtually nothing owned by the Portfolio helped performance in the fourth quarter. Only a position in Pactiv added any significant value during the period. Once again, virtually all excess return was added thorough stock selection, and sector/industry weights played little to no part in performance.

MARKET OUTLOOK: We believe that the market may be poised to have a good year in 2003. Low inflation, interest rates, and renewed economic growth should help to buoy the markets to more appropriate valuation levels. In the short term, though, uncertainty about war in Iraq may dampen investment enthusiasm, but we believe the market will (in fact we believe it must) reward improved company fundamentals in the medium-to long-term.

                                              ING VP GROWTH AND INCOME PORTFOLIO

PORTFOLIO
MANAGER'S REPORT
--------------------------------------------------------------------------------


                                  [LINE GRAPH]

                      AVERAGE ANNUAL TOTAL RETURNS
                FOR THE PERIODS ENDED DECEMBER 31, 2002
                ----------------------------------------
                  1 YEAR        5 YEAR        10 YEAR
                  ------        ------        -------
Class R            -24.99        -6.03%         5.17%
S&P 500 Index      -22.10%       -0.56%         9.37%

Based upon a $10,000 initial investment, the table and graph above illustrate the total return of ING VP Growth and Income Portfolio against the S&P 500 Index. The Index has an inherent performance advantage over the Portfolio since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Performance table and graph do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Portfolio holdings are subject to change daily.

PRINCIPAL RISK FACTOR(S): Price volatility and other risks that accompany an investment in equity securities.

                See accompanying index descriptions on page 19.

ING VP BOND PORTFOLIO

                                                                       PORTFOLIO
                                                                MANAGER'S REPORT
--------------------------------------------------------------------------------


PORTFOLIO MANAGEMENT: James B. Kauffmann, Aeltus Investment Management, Inc.

GOAL: The ING VP Bond Portfolio (the "Portfolio") seeks to maximize total return consistent with reasonable risk, through investments in a diversified portfolio consisting of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.

MARKET OVERVIEW: The year began with a Fed Funds target rate of 1.75% and a market view that the Fed would raise rates by year-end. Expectations at the beginning of the year were that the economy would recover by year-end led by a tightening of historically wide corporate bond spreads. After a robust first quarter of investment grade corporate issuance, supply dropped dramatically and remained slow throughout the year.

Through third quarter, liquidity fears, accounting concerns, potential and declared bankruptcies, downgrades, and disappointing earnings plagued the markets. Worldcom, Quest, Tyco, Adelphia, Telus, Williams, and NRG, to name a few in long lists of fallen angels, all contributed to the markets' volatility. Sprint and Williams came to the brink of bankruptcy third quarter only to be saved in the eleventh-hour as they were able to renegotiate their bank lines, but at very unfavorable rates, and Household International narrowly escaped as HSBC announced its intention to acquire the company. The airline industry continued to struggle post September 11th with US Air and UAL declaring bankruptcy. Finally, companies in the chemical, aerospace/defense, wireless/wireline, utility, railroad, regional banks, and technology sectors all missed their earning estimates and sighted poor expectations into early 2003.

In mid-October, the much awaited credit rally began and continued through year-end turning what had been until then the worst year in history for credit. The credit markets actually ended the year with +39 basis points of excess return relative to like duration treasuries. Asset Backed Securities and Collateralized Mortgage Backed Securities also had a positive year, as did mortgages, which benefited from the low interest rate environment.

Clearly an expansionary fiscal policy, an accommodative monetary policy, a weaker dollar, and a spendthrift consumer kept the U.S. out of a double-dip recession, but these traditional sources of stimulus failed to break the domestic economy out of its slow growth rut. The rally in the stock market was a welcome relief, but the collapse in capital spending, and increasing joblessness has hindered the economy. While the home mortgage refinancing wave and tax cuts enabled the consumer to spend, the decline of state tax revenues, and corporate de-levering took their toll. 2002 GDP is likely to come in between 2.5 and 3.0%

Finally, following a calamitous year of asset deflation both in equities and corporate debt, the Federal Reserve signaled, at its November meeting, that inflation is not their major concern, just yet, and surprised the markets by easing the Fed Funds rate another 50 basis points.

PERFORMANCE: For the year ended December 31, 2002, the Portfolio's Class R shares, excluding any charges, returned 8.33% compared to Lehman Brothers Aggregate Bond Index, which returned 10.25% over the same period.

PORTFOLIO SPECIFICS: The Portfolio's underperformance can be attributed primarily to sector and issuer selection and duration decisions made in the first 10 months of the year. On October 1, 2002, the fixed income team lead by James Kauffmann assumed responsibility for the management of the Portfolio. Since that time, the managers have been repositioning the Portfolio and aligning it to reflect current investment strategy for Portfolios with similar mandates. This resulted in very strong performance in the fourth quarter as the Portfolio's allocation to credit was increased and duration extended in time to capture the rally in credit and benefit from the Fed's 50 basis point ease in rates.

MARKET OUTLOOK: Our central scenario (for 2003) calls for the Fed and The Bush administration to be ultimately successful in their attempts to stimulate the economy. The Fed continues to inject massive amounts of liquidity into an economy and banking system that has already begun to expand credit. Additionally, unlike the past decade or so when the Central Bank relied exclusively on monetary policy, The Fed has decided that additional policy levers are acceptable in our nation's effort to ward off a double-dip recession and deflation. We see evidence of this in the budget deficits, not to mention President Bush's recent $670 billion 10-year stimulus plan, and the recent changes in the White House administration that will likely lead to a weaker dollar. The degree of the monetary, fiscal, dollar and tax stimuli is truly staggering and every bit as extensive as Reagan's 1982-stimulus package. Even though we look for economic growth to improve to 2.5-3.0% in 2003, it may be subdued in the first half of the year, as the economy still needs to work off excess capacity, reduce high debt levels and increase savings.

Given this scenario, the Portfolio will continue to overweight credit and will look to increase exposure to the wireline telecom and insurance sectors as business fundamentals are improving after a very difficult 2002.

Prepayment activity in the mortgage market continued to be heavy in the fourth quarter, and will likely carry forward for several months. The cost of principal paydowns at current rate levels is high tempering returns in the mortgage market. As a result, the managers will look for cheap prepayment protections, which include

                                                           ING VP BOND PORTFOLIO

PORTFOLIO
MANAGER'S REPORT
--------------------------------------------------------------------------------


low loan balance securities and mortgage product in geographical areas where there is less opportunity or incentive to refinance -- for example, Georgia and New York where refinancing is taxed. The managers are also aware of the potential extension risk in the mortgage market given the current generational lows in rates. During the quarter, the Portfolio's mortgage allocation was reduced to neutral.

The Portfolio's duration will remain neutral for the near term as there has yet to be any compelling evidence that would cause the Fed to change their interest rate policy.

                                      LOGO

                                             AVERAGE ANNUAL TOTAL RETURNS
                                        FOR THE PERIODS ENDED DECEMBER 31, 2002
                                      -------------------------------------------
                                                                  SINCE INCEPTION
                                                                    OF CLASS S
                                      1 YEAR   5 YEAR   10 YEAR       5/3/02
                                      ------   ------   -------       ------
Class R                                8.33%    6.75%    6.85%           --
Class S                                  --       --       --          7.45%
Lehman Brothers Aggregate Bond Index  10.25%    7.55%    7.51%         8.06%(1)

Based upon a $10,000 initial investment, the table and graph above illustrate the total return of ING VP Bond Portfolio against the Lehman Brothers Aggregate Bond Index. The Index has an inherent performance advantage over the Portfolio since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Performance table and graph do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Portfolio holdings are subject to change daily.

(1) Since inception performance for the index is shown from 5/1/02.

PRINCIPAL RISK FACTOR(S): Credit, interest rate, repayment and other risks that accompany an investment in fixed income securities. May be sensitive to credit risk during economic downturns.

                See accompanying index descriptions on page 19.

ING VP MONEY MARKET PORTFOLIO

                                                                       PORTFOLIO
                                                                MANAGER'S REPORT
--------------------------------------------------------------------------------


PORTFOLIO MANAGEMENT: Jennifer J. Thompson, CFA, Aeltus Investment Management, Inc.

GOAL: The ING VP Money Market Portfolio (the "Portfolio") seeks to provide investors with a high current return, consistent with the preservation of capital and liquidity.

MARKET OVERVIEW: We began 2002 with a Fed Funds target rate of 1.75% and a market view that the Federal Reserve Board's Federal Open Market Committee (the "FOMC" or the "Fed") would lower rates once more on January 30th at its meeting. However, views changed during the month and the Fed left rates alone. By the Fed's mid-March meeting, economic numbers began to appear stronger than anticipated and market participants fully changed their views to expectations of increases in the Fed Funds rate and economic recovery by the second half of 2002. As the second quarter came and went however, expectations changed yet again.

Market concerns surrounding corporate governance and accounting issues that began in the second quarter continued into the third quarter of 2002. By the fourth quarter, rising unemployment, weak business investment and consumer demand as well as uncertainty associated with Iraq and North Korea continued to hinder the long-awaited "economic recovery."

The Fed responded to the economic weakness by lowering its Fed Funds target rate by 50 basis points to 1.25% on November 6th. This was the first and only move of the Fed Funds rate in 2002. The surprise 50 basis point ease was characterized as an insurance policy by Chairman Greenspan against additional economic weakness and was done to get the economy through its current "soft spot." By characterizing the risks to the economy as balanced, the Fed attempted to signal its intention to avoid further rate cuts.

The London Inter-Bank Offer Rate (LIBOR) yield curve from one to twelve months showed significant volatility as market expectations changed throughout the year. While short LIBOR rates remained relatively stable prior to the Fed ease, one-year LIBOR fluctuated from 2.44% on December 31, 2001 to a high of 3.08% in March and ended at a low of 1.44% in December 2002.

PORTFOLIO SPECIFICS: A consistent overweighting in asset-backed securities and a strong weighting of floating rate instruments contributed positively to performance. For the last quarter, the Portfolio's average maturity was significantly longer than competitors, which also helped returns.

MARKET OUTLOOK: Economic uncertainty emanating from a potential war with Iraq results in a strong bid to the market (lower rates). Most market participants believe the Fed will keep rates unchanged until the second half of 2003 at the earliest. With a flat yield curve, purchases may be kept short until rates back-up significantly to merit the purchase of longer maturity paper. The Portfolio's average maturity will likely remain in-line generally with the benchmark.

                               INDEX DESCRIPTIONS
--------------------------------------------------------------------------------


The S&P 500 INDEX is a capitalization-weighted index of 500 stocks chosen for market size, liquidity and industry group representation.

THE DOW JONES INDUSTRIAL AVERAGE is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry.

The RUSSELL 1000 GROWTH INDEX is an index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000 INDEX consists of the smallest 2000 companies in the Russell 3000 Index.

The GOLDMAN SACHS TECHNOLOGY INDUSTRY COMPOSITE INDEX is a market capitalization-weighted index of 190 stocks designed to measure the performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services.

The LEHMAN BROTHERS AGGREGATE BOND INDEX is an index of fixed income securities.

The MSCI EAFE INDEX consists of more than 1,000 securities taken from the largest market capitalization companies based in Europe, Australia and Asia (Australasia), and the Far East.

The NASDAQ COMPOSITE INDEX is a broad-based capitalization-weighted index of all Nasdaq National Market and SmallCap stocks.

The NASDAQ 100 INDEX is a modified capitalization-weighted index of the 100 largest and most active non-financial domestic and international issues listed on the Nasdaq.

The RUSSELL 2000 VALUE INDEX is an index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 2000 GROWTH INDEX is an index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

The S&P MIDCAP 400 INDEX is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. Stock market.

The S&P 600 INDEX is a capitalization-weighted index of 600 stocks chosen for market size, liquidity and industry group representation.

The LONDON INTERBANK OFFERING RATE (LIBOR) yield is the interest rate at which banks offer to lend money to one another in the wholesale money markets in London.

The PHLX SEMICONDUCTOR SECTOR INDEX is a price-weighted index composed of 17 U.S. companies primarily involved in the design, distribution, manufacture, and sale of semiconductors.

The GOLDMAN SACHS TECHNOLOGY INDEX (GST) SOFTWARE INDEX (GSO) is a modified capitalization-weighted index of companies involved in the computer software sector of the technology industry.

                           All indices are unmanaged.
                An investor cannot invest directly in an index.

                          INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------


The Shareholders, Board of Directors, and Board of Trustees
ING Variable Portfolios, Inc., ING VP Balanced Portfolio, Inc., ING Variable Funds,
ING VP Income Shares, and ING VP Money Market Fund:

We have audited the accompanying statements of assets and liabilities of ING VP International Equity Portfolio, ING VP Growth Portfolio, ING VP Small Company Portfolio, ING VP Technology Portfolio and ING VP Value Opportunity Portfolio (formerly, Aetna Growth VP, Aetna International VP, Aetna Small Company VP, Aetna Technology VP and Aetna Value Opportunity VP, respectively) each a series of ING Variable Portfolios Inc., ING VP Balanced Portfolio (formerly, Aetna Balanced VP), a series of ING VP Balanced Portfolio, Inc., ING VP Growth and Income Portfolio (formerly, Aetna Growth and Income VP), a series of ING Variable Funds, ING VP Bond Portfolio (formerly, Aetna Bond VP) a series of ING Income Shares and ING VP Money Market Portfolio (formerly, Aetna Money Market
VP), a series of ING VP Money Market Fund, all a series of the ING Variable Product Portfolios (the "Portfolios") including the portfolios of investments, as of December 31, 2002, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodians and brokers, and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects the financial position of ING VP Growth Portfolio, ING VP International Equity Portfolio, ING VP Small Company Portfolio, ING VP Technology Portfolio, ING VP Value Opportunity Portfolio, ING VP Balanced Portfolio, ING VP Growth and Income Portfolio, ING VP Bond Portfolio and ING VP Money Market Portfolio, as of December 31, 2002, the results of their operations, changes in their net assets and financial highlights for each of the years or periods specified in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

                                   [KPMG LLP]

Boston, Massachusetts
February 7, 2003

          STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2002
--------------------------------------------------------------------------------


                                       ING VP              ING VP             ING VP             ING VP              ING VP
                                   INTERNATIONAL           GROWTH          SMALL COMPANY       TECHNOLOGY       VALUE OPPORTUNITY
                                  EQUITY PORTFOLIO        PORTFOLIO          PORTFOLIO         PORTFOLIO            PORTFOLIO
                                  ----------------        ---------          ---------         ---------            ---------
ASSETS:
Investments in securities at
  value*                            $ 29,058,639        $ 178,860,350      $274,704,646       $ 44,257,373        $204,720,507
Short-term investments at
  amortized cost                         216,992            2,441,000        14,953,000          1,031,000           7,881,000
Cash                                         559                  321             1,546                110                 346
Cash denominated in foreign
  currencies                             232,867                   --                --                 --                  --
Receivables:
  Investment securities sold             211,827            1,346,370         3,781,199            330,756                  --
  Fund shares sold                            --                8,898            38,142                 --              15,491
  Dividends and interest                  59,255              112,105           423,087             14,334             184,853
  Other                                    4,556                   --                --                 --                  --
Prepaid expenses                             663                4,924             7,192              1,039               4,711
Reimbursement due from
  manager                                 33,706                   --                --              4,750                  --
                                    ------------        -------------      ------------       ------------        ------------
  Total assets                        29,819,064          182,773,968       293,908,812         45,639,362         212,806,908
                                    ------------        -------------      ------------       ------------        ------------
LIABILITIES:
Payable for investment
  securities purchased                        --            1,297,069           963,321                 --                  --
Payable for fund shares
  redeemed                               693,319              228,051         3,608,442                 --              75,620
Payable to affiliates                     23,055              108,518           209,037             43,215             124,294
Other accrued expenses and
  liabilities                            177,704               58,232            54,541             30,654              45,317
                                    ------------        -------------      ------------       ------------        ------------
  Total liabilities                      894,078            1,691,870         4,835,341             73,869             245,231
                                    ------------        -------------      ------------       ------------        ------------
NET ASSETS                          $ 28,924,986        $ 181,082,098      $289,073,471       $ 45,565,493        $212,561,677
                                    ============        =============      ============       ============        ============
NET ASSETS WERE COMPRISED
  OF:
Paid-in capital                     $ 63,150,445        $ 425,375,083      $366,130,025       $115,184,541        $295,811,449
Undistributed net investment
  income                                 357,132                   --           919,164                 --           1,770,320
Accumulated net realized
  loss on investments and
  futures contracts                  (32,134,820)        (232,470,776)      (73,581,923)       (57,810,969)        (78,528,573)
Net unrealized depreciation
  of investments and futures
  contracts                           (2,447,771)         (11,822,209)       (4,393,795)       (11,808,079)         (6,491,519)
                                    ------------        -------------      ------------       ------------        ------------
NET ASSETS                          $ 28,924,986        $ 181,082,098      $289,073,471       $ 45,565,493        $212,561,677
                                    ============        =============      ============       ============        ============
* Cost of securities                $ 31,516,660        $ 190,682,559      $279,098,441       $ 56,065,452        $211,212,026
**Cost of foreign currencies        $    228,629        $          --      $         --       $         --        $         --
Class R
  Net assets                        $ 28,917,160        $ 181,028,875      $288,889,932       $ 45,558,725        $211,469,606
  Share authorized                   100,000,000          100,000,000       100,000,000        100,000,000         100,000,000
  Par value                         $      0.001        $       0.001      $      0.001       $      0.001        $      0.001
  Shares outstanding                   5,006,393           26,443,418        22,661,538         17,133,917          21,642,555
  Net asset value and
    redemption price per
    share                           $       5.78        $        6.85      $      12.75       $       2.66        $       9.77
Class S
  Net assets                        $      7,826        $      53,223      $    183,539       $      6,768        $  1,092,071
  Share authorized                   100,000,000          100,000,000       100,000,000        100,000,000         100,000,000
  Par value                         $      0.001        $       0.001      $      0.001       $      0.001        $      0.001
  Shares outstanding                       1,355                7,796            14,430              2,551             112,034
  Net asset value and
    redemption price per
    share                           $       5.78        $        6.83      $      12.72       $       2.65        $       9.75

                 See Accompanying Notes to Financial Statements

          STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2002
--------------------------------------------------------------------------------


                                                        ING VP               ING VP                ING VP              ING VP
                                                       BALANCED         GROWTH AND INCOME           BOND            MONEY MARKET
                                                      PORTFOLIO             PORTFOLIO            PORTFOLIO           PORTFOLIO
                                                      ---------             ---------            ---------           ---------
ASSETS:
Investments in securities at value*                 $1,198,525,513       $ 3,473,051,573       $1,178,496,445      $           --
Short-term investments at value**                      142,034,030            55,464,000          357,698,496       1,537,569,134
Cash                                                           881                 2,231                   --                  --
Cash collateral for futures                              1,621,825                    --            1,632,888                  --
Cash denominated in foreign currencies***                       --                    23                   --                  --
Receivables:
  Investment securities sold                           102,488,690                    --          108,618,445          14,013,543
  Fund shares sold                                          39,926               186,260              808,852                  --
  Dividends and interest                                 5,836,889             3,997,885           11,741,544           2,105,280
  Futures variation margin                                  58,594                    --              129,359                  --
  Other                                                        144                    --                   62                  --
  Swap contracts                                           967,734                    --            1,943,832                  --
Prepaid expenses                                            30,708                96,275               26,198              35,705
                                                    --------------       ---------------       --------------      --------------
  Total assets                                       1,451,604,934         3,532,798,247        1,661,096,121       1,553,723,662
                                                    --------------       ---------------       --------------      --------------
LIABILITIES:
Payable for investment securities purchased            225,052,643                    --          401,792,402                  --
Payable for fund shares redeemed                         2,972,606             5,242,613            3,072,881           1,516,427
Payable to custodian                                            --                    --               17,051              14,178
Payable to affiliates                                      604,243             1,770,480              504,594             412,240
Other accrued expenses and liabilities                     201,633               536,575              151,088             114,368
                                                    --------------       ---------------       --------------      --------------
  Total liabilities                                    228,831,125             7,549,668          405,538,016           2,057,213
                                                    --------------       ---------------       --------------      --------------
NET ASSETS                                          $1,222,773,809       $ 3,525,248,579       $1,255,558,105      $1,551,666,449
                                                    ==============       ===============       ==============      ==============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                                     $1,480,858,829       $ 6,823,119,742       $1,204,957,581      $1,531,139,045
Undistributed net investment income
  (accumulated net investment loss)                     24,589,706                    --           (2,461,388)         24,736,598
Accumulated net realized gain (loss) on
  investments and futures contracts                   (248,954,096)       (3,249,568,371)          21,891,990          (4,506,979)
Net unrealized appreciation (depreciation) of
  investments, futures contracts and swaps             (33,720,630)          (48,302,792)          31,169,922             297,785
                                                    --------------       ---------------       --------------      --------------
NET ASSETS                                          $1,222,773,809       $ 3,525,248,579       $1,255,558,105      $1,551,666,449
                                                    ==============       ===============       ==============      ==============
*  Cost of securities                               $1,232,048,863       $ 3,521,388,605       $1,147,841,263                  --
** Cost of short term investments                   $  142,162,280       $    55,464,000       $  357,805,371      $1,537,271,349
***Cost of foreign currencies                                   --       $            22                   --                  --
CLASS R:
  Net assets                                        $1,222,773,809       $ 3,525,248,579       $1,205,968,248      $1,551,666,449
  Share authorized                                   2,000,000,000             unlimited            unlimited           unlimited
  Par value                                         $        0.001       $         1.000       $        1.000      $        1.000
  Shares outstanding                                   113,944,461           243,084,812           89,121,656         119,126,401
  Net asset value and redemption price per
    share                                           $        10.73       $         14.50       $        13.53      $        13.03
CLASS S:
  Net assets                                                   n/a                   n/a       $   49,589,857                 n/a
  Share authorized                                             n/a                   n/a            unlimited                 n/a
  Par value                                                    n/a                   n/a       $        1.000                 n/a
  Shares outstanding                                           n/a                   n/a            3,665,695                 n/a
  Net asset value and redemption price per
    share                                                      n/a                   n/a       $        13.53                 n/a

                 See Accompanying Notes to Financial Statements

         STATEMENTS OF OPERATIONS for the year ended December 31, 2002
--------------------------------------------------------------------------------


                                                                                    ING VP                              ING VP
                                              ING VP              ING VP            SMALL             ING VP            VALUE
                                          INTERNATIONAL           GROWTH           COMPANY          TECHNOLOGY       OPPORTUNITY
                                         EQUITY PORTFOLIO       PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO
                                         ----------------       ---------         ---------         ---------         ---------
INVESTMENT INCOME:
 Dividends (net of foreign taxes)*         $    587,900        $  1,463,682      $  3,797,177      $     49,332      $  2,516,012
 Interest                                        39,117             143,442           437,155            79,016           240,686
                                           ------------        ------------      ------------      ------------      ------------
   Total investment income                      627,017           1,607,124         4,234,332           128,348         2,756,698
                                           ------------        ------------      ------------      ------------      ------------
EXPENSES:
 Investment management fees                     343,690           1,457,177         2,535,978           534,731         1,344,310
 Distribution and service fees:
   Class S                                           23                  47               300                22             2,202
 Transfer agent fees                             10,449              11,693             8,195            11,210            12,263
 Administrative and service fees                 24,565             148,122           203,368            34,412           134,503
 Shareholder reporting expense                   10,128              24,256            35,011            12,744            18,332
 Registration and filing fees                     3,019               2,883             9,361             2,503               654
 Professional fees                               24,031              32,364            26,518            22,411            31,059
 Custody and accounting fees                    165,324              60,449            89,551             9,707            54,617
 Directors' expense                               1,592              10,268            11,812             1,758             7,752
 Insurance expense                                  602               2,284             2,922               387             1,947
 Miscellaneous expense                            5,463               8,943             6,167             1,464             4,413
                                           ------------        ------------      ------------      ------------      ------------
   Total expenses                               588,886           1,758,486         2,929,183           631,349         1,612,052
                                           ------------        ------------      ------------      ------------      ------------
 Less:
   Net waived and reimbursed fees               124,232                  --                --             4,750                --
                                           ------------        ------------      ------------      ------------      ------------
   Net expenses                                 464,654           1,758,486         2,929,183           626,599         1,612,052
                                           ------------        ------------      ------------      ------------      ------------
 Net investment income (loss)                   162,363            (151,362)        1,305,149          (498,251)        1,144,646
                                           ------------        ------------      ------------      ------------      ------------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS, FUTURES AND
 FOREIGN CURRENCIES:
 Net realized gain (loss) on:
   Investments                               (8,309,781)        (70,230,924)      (67,277,280)      (15,534,432)      (62,117,080)
   Futures and forward foreign
     currency exchange contracts               (142,634)            157,702           432,049                --           629,436
   Foreign currency related
     transactions                               197,153                  --                --                --                --
                                           ------------        ------------      ------------      ------------      ------------
 Net realized loss                           (8,255,262)        (70,073,222)      (66,845,231)      (15,534,432)      (61,487,644)
 Net change in unrealized
   depreciation of investments,
   futures and foreign currency              (4,414,002)        (15,240,955)      (26,970,408)      (15,966,037)       (8,717,153)
                                           ------------        ------------      ------------      ------------      ------------
 Net realized and unrealized loss
   on investments, futures and
   foreign currencies                       (12,669,264)        (85,314,177)      (93,815,639)      (31,500,469)      (70,204,797)
                                           ------------        ------------      ------------      ------------      ------------
DECREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                           $(12,506,901)       $(85,465,539)     $(92,510,490)     $(31,998,720)     $(69,060,151)
                                           ============        ============      ============      ============      ============
* Foreign Taxes                            $     81,037        $         --      $     84,991      $      1,803      $         --

                 See Accompanying Notes to Financial Statements

         STATEMENTS OF OPERATIONS for the year ended December 31, 2002
--------------------------------------------------------------------------------


                                                                                  ING VP                                ING VP
                                                             ING VP             GROWTH AND                               MONEY
                                                            BALANCED              INCOME            ING VP BOND         MARKET
                                                            PORTFOLIO            PORTFOLIO           PORTFOLIO         PORTFOLIO
                                                            ---------            ---------           ---------         ---------
INVESTMENT INCOME:
 Dividends (net of foreign taxes)*                        $  11,930,973      $      62,302,914      $         --      $        --
 Interest                                                    24,791,023              2,791,301        45,349,492       29,914,443
                                                          -------------      -----------------      ------------      -----------
   Total investment income                                   36,721,996             65,094,215        45,349,492       29,914,443
                                                          -------------      -----------------      ------------      -----------
EXPENSES:
 Investment management fees                                   7,035,470             22,825,214         4,380,427        3,799,976
 Distribution and service fees:
   Class S                                                           --                     --            32,720               --
 Transfer agent fees                                              4,049                 22,126            19,898            3,407
 Administrative and service fees                                850,019              2,740,471           652,037          908,809
 Shareholder reporting expense                                  101,576                355,075            62,501           42,142
 Registration and filing fees                                        --                     29             2,312               --
 Professional fees                                               90,294                205,601            70,815           51,322
 Custody and accounting fees                                    278,895                701,579           221,494          279,433
 Directors' expense                                              52,532                147,969            38,503           51,552
 Insurance expense                                               13,547                 42,847            10,805           15,885
 Miscellaneous expense                                           24,567                 95,808            17,476           12,811
                                                          -------------      -----------------      ------------      -----------
   Net expenses                                               8,450,949             27,136,719         5,508,988        5,165,337
                                                          -------------      -----------------      ------------      -----------
 Net investment income                                       28,271,047             37,957,496        39,840,504       24,749,106
                                                          -------------      -----------------      ------------      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS, FUTURES AND FOREIGN CURRENCIES:
 Net realized gain (loss) on:
   Investments                                             (149,284,748)          (893,234,805)       25,273,395           23,728
   Futures and forward foreign currency and swaps            (8,316,820)              (760,388)      (12,953,705)              --
   Foreign currency related transactions                      2,757,562              2,304,315         5,138,213               --
                                                          -------------      -----------------      ------------      -----------
 Net realized gain (loss)                                  (154,844,006)          (891,690,878)       17,457,903           23,728
 Net change in unrealized appreciation (depreciation)
   of investments, futures, foreign currency and swaps      (34,537,848)          (459,505,600)       31,731,171         (340,945)
                                                          -------------      -----------------      ------------      -----------
 Net realized and unrealized gain (loss) on
   investments, futures, swaps and foreign currencies      (189,381,854)        (1,351,196,478)       49,189,074         (317,217)
                                                          -------------      -----------------      ------------      -----------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS                                               $(161,110,807)     $  (1,313,238,982)     $ 89,029,578      $24,431,889
                                                          =============      =================      ============      ===========
* Foreign Taxes                                           $      25,036      $         116,265      $         --      $        --

                 See Accompanying Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                    ING VP INTERNATIONAL
                                                                      EQUITY PORTFOLIO             ING VP GROWTH PORTFOLIO
                                                                ----------------------------    ------------------------------
                                                                    YEAR            YEAR            YEAR             YEAR
                                                                   ENDED           ENDED            ENDED            ENDED
                                                                DECEMBER 31,    DECEMBER 31,    DECEMBER 31,     DECEMBER 31,
                                                                    2002            2001            2002             2001
                                                                    ----            ----            ----             ----
FROM OPERATIONS:
Net investment income (loss)                                    $    162,363    $    117,514    $    (151,362)   $    (288,243)
Net realized loss on investments, futures and foreign
  currencies swaps                                                (8,255,262)    (17,618,597)     (70,073,222)    (155,880,656)
Net change in unrealized appreciation (depreciation) of
  investments, futures and foreign currencies swaps               (4,414,002)      3,823,993      (15,240,955)      31,166,696
                                                                ------------    ------------    -------------    -------------
Net decrease in net assets resulting from operations             (12,506,901)    (13,677,090)     (85,465,539)    (125,002,203)
                                                                ------------    ------------    -------------    -------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class R                                                            (93,596)        (50,990)              --         (255,312)
Net realized gain from investments:
  Class R                                                                 --          (6,953)              --      (44,808,763)
                                                                ------------    ------------    -------------    -------------
Total distributions                                                  (93,596)        (57,943)              --      (45,064,075)
                                                                ------------    ------------    -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                  80,512,745      89,100,877       35,492,407      101,110,395
Shares resulting from dividend reinvestments                          93,596          57,943               --       45,064,075
                                                                ------------    ------------    -------------    -------------
                                                                  80,606,341      89,158,820       35,492,407      146,174,470
Cost of shares redeemed                                          (87,743,989)    (78,970,794)     (74,579,328)    (131,051,904)
                                                                ------------    ------------    -------------    -------------
Net increase (decrease) in net asset resulting from capital
  share transactions                                              (7,137,648)     10,188,026      (39,086,921)      15,122,566
                                                                ------------    ------------    -------------    -------------
Net decrease in net assets                                       (19,738,145)     (3,547,007)    (124,552,460)    (154,943,712)
NET ASSETS:
Beginning of year                                                 48,663,131      52,210,138      305,634,558      460,578,270
                                                                ------------    ------------    -------------    -------------
End of year                                                     $ 28,924,986    $ 48,663,131    $ 181,082,098    $ 305,634,558
                                                                ============    ============    =============    =============
Undistributed net investment income at end of year              $    357,132    $     93,706    $          --    $          --
                                                                ============    ============    =============    =============

                 See Accompanying Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                ING VP SMALL COMPANY PORTFOLIO    ING VP TECHNOLOGY PORTFOLIO
                                                                ------------------------------    ----------------------------
                                                                    YEAR             YEAR             YEAR            YEAR
                                                                    ENDED            ENDED           ENDED           ENDED
                                                                DECEMBER 31,     DECEMBER 31,     DECEMBER 31,    DECEMBER 31,
                                                                    2002             2001             2002            2001
                                                                    ----             ----             ----            ----
FROM OPERATIONS:
Net investment income (loss)                                    $   1,305,149    $   1,600,459    $   (498,251)   $   (259,407)
Net realized loss on investments, futures and foreign
  currencies                                                      (66,845,231)      (3,170,863)    (15,534,432)    (28,057,857)
Net change in unrealized appreciation (depreciation) of
  investments, futures and foreign currencies                     (26,970,408)      13,543,313     (15,966,037)     13,595,472
                                                                -------------    -------------    ------------    ------------
Net increase (decrease) in net assets resulting from
  operations                                                      (92,510,490)      11,972,909     (31,998,720)    (14,721,792)
                                                                -------------    -------------    ------------    ------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class R                                                          (1,576,315)      (1,941,527)             --              --
  Class S                                                                (603)              --              --              --
Net realized gain from investments:
  Class R                                                                  --       (9,501,885)             --              --
                                                                -------------    -------------    ------------    ------------
Total distributions                                                (1,576,918)     (11,443,412)             --              --
                                                                -------------    -------------    ------------    ------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                  175,762,621      186,374,546      66,979,389      70,299,570
Shares resulting from dividend reinvestments                        1,576,918       11,443,412              --              --
                                                                -------------    -------------    ------------    ------------
                                                                  177,339,539      197,817,958      66,979,389      70,299,570
Cost of shares redeemed                                          (135,522,236)    (130,621,184)    (52,304,809)    (37,309,341)
                                                                -------------    -------------    ------------    ------------
Net increase in net asset resulting from capital share
  transactions                                                     41,817,303       67,196,774      14,674,580      32,990,229
                                                                -------------    -------------    ------------    ------------
Net increase (decrease) in net assets                             (52,270,105)      67,726,271     (17,324,140)     18,268,437
NET ASSETS:
Beginning of year                                                 341,343,576      273,617,305      62,889,633      44,621,196
                                                                -------------    -------------    ------------    ------------
End of year                                                     $ 289,073,471    $ 341,343,576    $ 45,565,493    $ 62,889,633
                                                                =============    =============    ============    ============
Undistributed net investment income at end of year              $     919,164    $   1,579,105    $         --    $         --
                                                                =============    =============    ============    ============

                 See Accompanying Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                  ING VP VALUE OPPORTUNITY
                                                                         PORTFOLIO                 ING VP BALANCED PORTFOLIO
                                                                ----------------------------    --------------------------------
                                                                    YEAR            YEAR             YEAR              YEAR
                                                                   ENDED           ENDED            ENDED             ENDED
                                                                DECEMBER 31,    DECEMBER 31,     DECEMBER 31,      DECEMBER 31,
                                                                    2002            2001             2002              2001
                                                                    ----            ----             ----              ----
FROM OPERATIONS:
Net investment income                                           $  1,144,646    $    953,370    $   28,271,047    $   40,409,421
Net realized loss on investments, futures, foreign
  currencies and swaps                                           (61,487,644)    (14,621,091)     (154,844,006)      (72,985,781)
Net change in unrealized depreciation of investments,
  futures, foreign currencies and swaps                           (8,717,153)     (5,276,376)      (34,537,848)      (43,086,135)
                                                                ------------    ------------    --------------    --------------
Net decrease in net assets resulting from operations             (69,060,151)    (18,944,097)     (161,110,807)      (75,662,495)
                                                                ------------    ------------    --------------    --------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class R                                                           (951,142)       (547,913)      (14,989,364)      (35,890,605)
  Class S                                                             (3,459)             --                --                --
Net realized gain from investments:
  Class R                                                                 --      (7,735,174)               --       (60,858,556)
                                                                ------------    ------------    --------------    --------------
Total distributions                                                 (954,601)     (8,283,087)      (14,989,364)      (96,749,161)
                                                                ------------    ------------    --------------    --------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                  86,392,780     142,131,984        23,017,801        23,722,014
Shares resulting from dividend reinvestments                         954,601       8,283,087        14,989,364        96,749,161
                                                                ------------    ------------    --------------    --------------
                                                                  87,347,381     150,415,071        38,007,165       120,471,175
Cost of shares redeemed                                          (24,364,504)    (19,623,228)     (230,189,224)     (133,598,351)
                                                                ------------    ------------    --------------    --------------
Net increase (decrease) in net assets resulting from capital
  share transactions                                              62,982,877     130,791,843      (192,182,059)      (13,127,176)
                                                                ------------    ------------    --------------    --------------
Net increase (decrease) in net assets                             (7,031,875)    103,564,659      (368,282,230)     (185,538,832)
                                                                ------------    ------------    --------------    --------------
NET ASSETS:
Beginning of year                                                219,593,552     116,028,893     1,591,056,039     1,776,594,871
                                                                ------------    ------------    --------------    --------------
End of year                                                     $212,561,677    $219,593,552    $1,222,773,809    $1,591,056,039
                                                                ============    ============    ==============    ==============
Undistributed net investment income at end of year              $  1,770,320    $    950,840    $   24,589,706    $   14,269,627
                                                                ============    ============    ==============    ==============

                 See Accompanying Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                ING VP GROWTH AND INCOME
                                                                       PORTFOLIO                      ING VP BOND PORTFOLIO
                                                           ----------------------------------    --------------------------------
                                                                YEAR               YEAR               YEAR              YEAR
                                                                ENDED              ENDED             ENDED             ENDED
                                                            DECEMBER 31,       DECEMBER 31,       DECEMBER 31,      DECEMBER 31,
                                                                2002               2001               2002              2001
                                                                ----               ----               ----              ----
FROM OPERATIONS:
Net investment income                                      $    37,957,496    $    38,859,498    $   39,840,504    $   44,467,447
Net realized gain (loss) on investments, futures,
  foreign currencies and swaps                                (891,690,878)    (1,574,172,936)       17,457,903        36,306,527
Net change in unrealized appreciation (depreciation) of
  investments, futures, foreign currencies and swaps          (459,505,600)       147,322,496        31,731,171       (10,475,614)
                                                           ---------------    ---------------    --------------    --------------
Net increase (decrease) in net assets resulting from
  operations                                                (1,313,238,982)    (1,387,990,942)       89,029,578        70,298,360
                                                           ---------------    ---------------    --------------    --------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income
  Class R                                                      (38,495,841)       (40,443,521)      (36,706,026)      (48,397,203)
  Class S                                                               --                 --        (1,364,988)               --
Net realized gain from investments
  Class R                                                               --            (90,848)       (5,077,726)       (8,394,250)
  Class S                                                               --                 --           (25,540)               --
                                                           ---------------    ---------------    --------------    --------------
Total distributions                                            (38,495,841)       (40,534,369)      (43,174,280)      (56,791,453)
                                                           ---------------    ---------------    --------------    --------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                27,763,650         76,916,986       265,499,333       312,081,094
Shares resulting from dividend reinvestments                    38,475,273         40,514,731        43,149,619        56,753,565
                                                           ---------------    ---------------    --------------    --------------
                                                                66,238,923        117,431,717       308,648,952       368,834,659
Cost of shares redeemed                                       (828,611,395)      (846,837,453)     (122,508,850)      (69,989,795)
                                                           ---------------    ---------------    --------------    --------------
Net increase (decrease) in net assets resulting from
  capital share transactions                                  (762,372,472)      (729,405,736)      186,140,102       298,844,864
                                                           ---------------    ---------------    --------------    --------------
Net increase (decrease) in net assets                       (2,114,107,295)    (2,157,931,047)      231,995,400       312,351,771
                                                           ===============    ===============    ==============    ==============
NET ASSETS:
Beginning of year                                            5,639,355,874      7,797,286,921     1,023,562,705       711,210,934
                                                           ---------------    ---------------    --------------    --------------
End of year                                                $ 3,525,248,579    $ 5,639,355,874    $1,255,558,105    $1,023,562,705
                                                           ===============    ===============    ==============    ==============
Undistributed net investment income (accumulated net
  investment loss) at end of year                          $            --    $      (153,096)   $   (2,461,388)   $      219,297
                                                           ===============    ===============    ==============    ==============

                 See Accompanying Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                  ING VP MONEY MARKET PORTFOLIO
                                                                ----------------------------------
                                                                     YEAR               YEAR
                                                                     ENDED              ENDED
                                                                 DECEMBER 31,       DECEMBER 31,
                                                                     2002               2001
                                                                     ----               ----
FROM OPERATIONS:
Net investment income                                           $    24,749,106    $    57,315,013
Net realized gain (loss) on investments                                  23,728         (3,715,968)
Net change in unrealized appreciation (depreciation) of
  investments                                                          (340,945)           362,664
                                                                ---------------    ---------------
  Net increase in net assets resulting from operations               24,431,889         53,961,709
                                                                ---------------    ---------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income                                               (57,317,722)       (69,787,785)
                                                                ---------------    ---------------
Total distributions                                                 (57,317,722)       (69,787,785)
                                                                ---------------    ---------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                  2,748,252,013      2,378,249,423
Shares resulting from dividend reinvestments                         57,317,722         69,787,785
                                                                ---------------    ---------------
                                                                  2,805,569,735      2,448,037,208
Cost of shares redeemed                                          (2,739,754,578)    (2,109,404,400)
                                                                ---------------    ---------------
Net increase in net assets resulting from capital share
  transactions                                                       65,815,157        338,632,808
                                                                ---------------    ---------------
Net increase in net assets                                           32,929,324        322,806,732
NET ASSETS:
Beginning of year                                                 1,518,737,125      1,195,930,393
                                                                ---------------    ---------------
End of year                                                     $ 1,551,666,449    $ 1,518,737,125
                                                                ===============    ===============
Undistributed net investment income at end of year              $    24,736,598    $    57,305,214
                                                                ===============    ===============

                 See Accompanying Notes to Financial Statements

ING VP INTERNATIONAL EQUITY PORTFOLIO

                                                                       FINANCIAL
                                                                      HIGHLIGHTS
--------------------------------------------------------------------------------


Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                              CLASS R
                                                                       ------------------------------------------------------
                                                                                      YEAR ENDED DECEMBER 31,
                                                                       ------------------------------------------------------
                                                                        2002        2001        2000        1999        1998
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year                            $         7.90       10.40       15.92       11.59       10.27
 Income from investment operations:
 Net investment income (loss)                                  $         0.03        0.02       (0.02)      (0.01)       0.07
 Net realized and unrealized gain (loss) on investments        $        (2.13)      (2.51)      (3.17)       5.78        1.87
 Total from investment operations                              $        (2.10)      (2.49)      (3.19)       5.77        1.94
 Less distributions from:
 Net investment income                                         $         0.02        0.01        0.01        0.15        0.01
 Net realized gains on investments                             $           --          --        2.32        1.29        0.61
 Total distributions                                           $         0.02        0.01        2.33        1.44        0.62
 Net asset value, end of year                                  $         5.78        7.90       10.40       15.92       11.59
 TOTAL RETURN(1):                                              %       (26.68)     (23.88)     (20.33)      51.33       18.92
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (000's)                               $       28,917      48,652      52,210      43,548      16,242
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)                   %         1.15        1.15        1.15        1.15        1.15
 Gross expenses prior to expense reimbursement                 %         1.46        1.26        1.34        1.62        1.77
 Net investment income (loss) after expense reimbursement(3)   %         0.40        0.23       (0.18)       0.13        0.55
 Portfolio turnover rate                                       %          266         229         212         169         158
-----------------------------------------------------------------------------------------------------------------------------

                                                                                   CLASS S
                                                                        ------------------------------
                                                                            YEAR          NOVEMBER 1,
                                                                           ENDED           2001(4) TO
                                                                        DECEMBER 31,      DECEMBER 31,
                                                                            2002              2001
------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $             7.90             7.38
 Income from investment operations:
 Net investment income                                         $             0.01               --
 Net realized and unrealized gain (loss) on investments        $            (2.13)            0.52
 Total from investment operations                              $            (2.12)            0.52
 Net asset value, end of period                                $             5.78             7.90
 TOTAL RETURN(1):                                              %           (26.84)            7.05
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $                8               11
 Ratios to average net assets:
 Net expenses after expense reimbursement(2)(3)                %             1.40             1.39
 Gross expenses prior to expense reimbursement(2)              %             1.71             1.49
 Net investment income after expense reimbursement(2)(3)       %             0.15             0.01
 Portfolio turnover rate                                       %              266              229
------------------------------------------------------------------------------------------------------

(1)Assumes dividends have been reinvested and does not reflect the effect of contract insurance charges. Total return for periods less than one year are not annualized.
(2)Annualized for periods less than one year.
(3)The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Investments, LLC within three years.
(4)Commencement of offering of shares.

                 See Accompanying Notes to Financial Statements

                                                         ING VP GROWTH PORTFOLIO

FINANCIAL
HIGHLIGHTS
--------------------------------------------------------------------------------


Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                                CLASS R
                                                                      -----------------------------------------------------------
                                                                                        YEAR ENDED DECEMBER 31,
                                                                      -----------------------------------------------------------
                                                                       2002         2001         2000         1999         1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year                           $          9.64        14.99        17.32        13.53         9.85
 Income from investment operations:
 Net investment income (loss)                                 $         (0.01)       (0.01)        0.01         0.03         0.03
 Net realized and unrealized gain (loss) on investments       $         (2.78)       (3.87)       (2.02)        4.62         3.68
 Total from investment operations                             $         (2.79)       (3.88)       (2.01)        4.65         3.71
 Less distributions from:
 Net investment income                                        $            --         0.01         0.01         0.02         0.03
 Net realized gains on investments                            $            --         1.46         0.31         0.84           --
 Total distributions                                          $            --         1.47         0.32         0.86         0.03
 Net asset value, end of year                                 $          6.85         9.64        14.99        17.32        13.53
 TOTAL RETURN(2):                                             %        (28.94)      (27.06)      (11.95)       34.97        37.68
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (000's)                              $       181,029      305,624      460,578      369,845      142,363
 Ratios to average net assets:
 Expenses                                                     %          0.72         0.70         0.70         0.71         0.75
 Net investment income (loss)                                 %         (0.06)       (0.08)        0.06         0.20         0.40
 Portfolio turnover rate                                      %           241          216          179          138          153
---------------------------------------------------------------------------------------------------------------------------------

                                                                                   CLASS S
                                                                        ------------------------------
                                                                            YEAR          NOVEMBER 1,
                                                                           ENDED           2001(1) TO
                                                                        DECEMBER 31,      DECEMBER 31,
                                                                            2002              2001
------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $             9.63             8.96
 Income from investment operations:
 Net investment loss                                           $            (0.01)              --
 Net realized and unrealized gain (loss) on investments        $            (2.79)            0.67
 Total from investment operations                              $            (2.80)            0.67
 Net asset value, end of period                                $             6.83             9.63
 TOTAL RETURN(2):                                              %           (29.08)            7.48
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $               53               11
 Ratios to average net assets:
 Expenses(3)                                                   %             0.97             0.94
 Net investment loss(3)                                        %            (0.31)           (0.32)
 Portfolio turnover rate                                       %              241              216
------------------------------------------------------------------------------------------------------

(1)Commencement of offering of shares.
(2)Assumes dividends have been reinvested and does not reflect the effect of contract insurance charges. Total return for periods less than one year are not annualized.
(3)Annualized for periods less than one year.

                 See Accompanying Notes to Financial Statements

ING VP SMALL COMPANY PORTFOLIO

                                                                       FINANCIAL
                                                                      HIGHLIGHTS
--------------------------------------------------------------------------------


Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                                CLASS R
                                                                       ----------------------------------------------------------
                                                                                        YEAR ENDED DECEMBER 31,
                                                                       ----------------------------------------------------------
                                                                        2002         2001         2000         1999         1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year                            $         16.68        16.65        16.52        12.79       12.77
 Income from investment operations:
 Net investment income                                         $          0.05         0.06         0.11         0.08        0.07
 Net realized and unrealized gain (loss) on investments        $         (3.91)        0.58         1.09         3.84        0.07
 Total from investment operations                              $         (3.86)        0.64         1.20         3.92        0.14
 Less distributions from:
 Net investment income                                         $          0.07         0.10         0.02         0.06        0.08
 Net realized gains on investments                             $            --         0.51         1.05         0.13        0.04
 Total distributions                                           $          0.07         0.61         1.07         0.19        0.12
 Net asset value, end of year                                  $         12.75        16.68        16.65        16.52       12.79
 TOTAL RETURN:(2)                                              %        (23.23)        4.00         6.72        30.85        1.10
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (000's)                               $       288,890      341,332      273,617      149,416      99,823
 Ratios to average net assets:
 Expenses                                                      %          0.87         0.86         0.87         0.88        0.89
 Net investment income                                         %          0.39         0.50         0.80         0.64        0.93
 Portfolio turnover rate                                       %           371          240          330          256         185
---------------------------------------------------------------------------------------------------------------------------------

                                                                                   CLASS S
                                                                        ------------------------------
                                                                            YEAR          NOVEMBER 1,
                                                                           ENDED           2001(1) TO
                                                                        DECEMBER 31,      DECEMBER 31,
                                                                            2002              2001
------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $           16.68              14.90
 Income from investment operations:
 Net investment loss                                           $           (0.04)                --
 Net realized and unrealized gain (loss) on investments        $           (3.86)              1.78
 Total from investment operations                              $           (3.90)              1.78
 Less distribution from:
 Net investment income                                         $            0.06                 --
 Total distribution                                            $            0.06                 --
 Net asset value, end of period                                $           12.72              16.68
 TOTAL RETURN(2):                                              %          (23.45)             11.95
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $             184                 11
 Ratios to average net assets:
 Expenses(3)                                                   %            1.12               1.10
 Net investment income(3)                                      %            0.14               0.29
 Portfolio turnover rate                                       %             371                240
------------------------------------------------------------------------------------------------------

(1)Commencement of offering of shares.
(2)Assumes dividends have been reinvested and does not reflect the effect of contract insurance charges. Total return for periods less than one year are not annualized.
(3)Annualized for periods less than one year.

                 See Accompanying Notes to Financial Statements

                                                     ING VP TECHNOLOGY PORTFOLIO

FINANCIAL
HIGHLIGHTS
--------------------------------------------------------------------------------


Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                               CLASS R
                                                                        -----------------------------------------------------
                                                                            YEAR                                    MAY 1,
                                                                           ENDED             YEAR ENDED           2000(1) TO
                                                                        DECEMBER 31,        DECEMBER 31,         DECEMBER 31,
                                                                            2002                2001                 2000
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $             4.53                5.88                10.00
 Income from investment operations:
 Net investment loss                                           $            (0.03)              (0.02)               (0.02)
 Net realized and unrealized loss on investments               $            (1.84)              (1.33)               (4.10)
 Total from investment operations                              $            (1.87)              (1.35)               (4.12)
 Net asset value, end of period                                $             2.66                4.53                 5.88
 TOTAL RETURN(2):                                              %           (41.28)             (22.96)              (41.20)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $           45,559              62,878               44,621
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)                %             1.11                1.11                 1.15
 Gross expenses prior to expense reimbursement(3)              %             1.12                1.11                 1.20
 Net investment loss after expense reimbursement(3)(4)         %            (0.89)              (0.49)               (0.61)
 Portfolio turnover rate                                       %               61                 129                  150
-----------------------------------------------------------------------------------------------------------------------------

                                                                                   CLASS S
                                                                        ------------------------------
                                                                            YEAR          NOVEMBER 1,
                                                                           ENDED           2001(5) TO
                                                                        DECEMBER 31,      DECEMBER 31,
                                                                            2002              2001
------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $             4.53              3.92
 Income from investment operations:
 Net investment loss                                           $            (0.04)               --
 Net realized and unrealized gain (loss) on investments        $            (1.84)             0.61
 Total from investment operations                              $            (1.88)             0.61
 Net asset value, end of period                                $             2.65              4.53
 TOTAL RETURN(2):                                              %           (41.50)            15.56
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $                7                12
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)                %             1.36              1.36
 Gross expenses prior to expense reimbursement(3)              %             1.37              1.36
 Net investment loss after expense reimbursement(3)(4)         %            (1.14)            (0.74)
 Portfolio turnover rate                                       %               61               129
------------------------------------------------------------------------------------------------------

(1)Commencement of operations.
(2)Assumes dividends have been reinvested and does not reflect the effect of contract insurance charges. Total return for periods less than one year are not annualized.
(3)Annualized for periods less than one year.
(4)The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Investments, LLC within three years.
(5)Commencement of offering of shares.

                 See Accompanying Notes to Financial Statements

ING VP VALUE OPPORTUNITY PORTFOLIO

                                                                       FINANCIAL
                                                                      HIGHLIGHTS
--------------------------------------------------------------------------------


Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                                CLASS R
                                                                       ---------------------------------------------------------
                                                                                        YEAR ENDED DECEMBER 31,
                                                                       ---------------------------------------------------------
                                                                        2002         2001         2000         1999        1998
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year                            $         13.25        15.34        16.42       14.41       11.92
 Income from investment operations:
 Net investment income                                         $          0.04         0.03         0.07        0.10        0.09
 Net realized and unrealized gain (loss) on investments        $         (3.47)       (1.43)        1.49        2.71        2.56
 Total from investment operations                              $         (3.43)       (1.40)        1.56        2.81        2.65
 Less distributions from:
 Net investment income                                         $          0.05         0.05         0.03        0.08        0.08
 Net realized gains on investments                             $            --         0.64         2.61        0.72        0.08
 Total distributions                                           $          0.05         0.69         2.64        0.80        0.16
 Net asset value, end of year                                  $          9.77        13.25        15.34       16.42       14.41
 TOTAL RETURN(2):                                              %        (25.96)       (9.62)       10.19       19.58       22.39
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (000's)                               $       211,470      219,287      116,029      85,030      76,109
 Ratios to average net assets:
 Expenses                                                      %          0.72         0.71         0.75        0.73        0.74
 Net investment income                                         %          0.51         0.54         0.58        0.69        0.93
 Portfolio turnover rate                                       %           304          185          171         125         126
--------------------------------------------------------------------------------------------------------------------------------

                                                                                  CLASS S
                                                                       ------------------------------
                                                                           YEAR          NOVEMBER 1,
                                                                          ENDED           2001(1) TO
                                                                       DECEMBER 31,      DECEMBER 31,
                                                                           2002              2001
-----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $           13.24            14.58
 Income from investment operations:
 Net investment income                                         $            0.01               --
 Net realized and unrealized loss on investments               $           (3.46)           (1.34)
 Total from investment operations                              $           (3.45)           (1.34)
 Less distributions from:
 Net investment income                                         $            0.04               --
 Total distributions                                           $            0.04               --
 Net asset value, end of period                                $            9.75            13.24
 TOTAL RETURN(2):                                              %          (26.12)           (9.19)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $           1,092              307
 Ratios to average net assets:
 Expenses(3)                                                   %            0.97             0.96
 Net investment income(3)                                      %            0.26             0.29
 Portfolio turnover rate                                       %             304              185
-----------------------------------------------------------------------------------------------------

(1)Commencement of offering of shares.
(2)Assumes dividends have been reinvested and does not reflect the effect of contract insurance charges. Total return for periods less than one year are not annualized.
(3)Annualized for periods less than one year.
*  Amount is less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

                                                       ING VP BALANCED PORTFOLIO

FINANCIAL
HIGHLIGHTS
--------------------------------------------------------------------------------


Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                            CLASS R
                                                                       --------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                                       --------------------------------------------------
                                                                        2002       2001       2000       1999       1998
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year                            $        12.09      13.40      15.57      15.73      16.03
 Income from investment operations:
 Net investment income                                         $         0.25       0.31       0.43       0.44       0.46
 Net realized and unrealized gain (loss) on investments        $        (1.49)     (0.87)     (0.49)      1.56       2.11
 Total from investment operations                              $        (1.24)     (0.56)     (0.06)      2.00       2.57
 Less distributions from:
 Net investment income                                         $         0.12       0.28       0.46       0.40       0.39
 Net realized gains on investments                             $           --       0.47       1.65       1.76       2.48
 Total distributions                                           $         0.12       0.75       2.11       2.16       2.87
 Net asset value, end of year                                  $        10.73      12.09      13.40      15.57      15.73
 TOTAL RETURN(1):                                              %       (10.31)     (4.21)     (0.56)     13.60      16.93
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (millions)                            $        1,223      1,591      1,777      1,988      1,852
 Ratios to average net assets:
 Expenses                                                      %         0.60       0.59       0.59       0.59       0.59
 Net investment income                                         %         2.00       2.46       2.72       2.81       3.01
 Portfolio turnover rate                                       %          345        167        182        136         86
-------------------------------------------------------------------------------------------------------------------------

(1)Assumes dividends have been reinvested and does not reflect the effect of contract insurance charges. Total return for periods less than one year are not annualized.

                 See Accompanying Notes to Financial Statements

ING VP GROWTH AND INCOME PORTFOLIO

                                                                       FINANCIAL
                                                                      HIGHLIGHTS
--------------------------------------------------------------------------------


Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                              CLASS R
                                                                       -----------------------------------------------------
                                                                                      YEAR ENDED DECEMBER 31,
                                                                       -----------------------------------------------------
                                                                        2002        2001        2000        1999       1998
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year                            $        19.54       24.12       30.69       31.87      33.63
 Income from investment operations:
 Net investment income                                         $         0.16        0.14        0.17        0.31       0.38
 Net realized and unrealized gain (loss) on investments        $        (5.04)      (4.58)      (3.46)       4.86       4.47
 Total from investment operations                              $        (4.88)      (4.44)      (3.29)       5.17       4.85
 Less distributions from:
 Net investment income                                         $         0.16        0.14        0.16        0.34       0.40
 Net realized gains on investments                             $           --          --        3.12        6.01       6.21
 Total distributions                                           $         0.16        0.14        3.28        6.35       6.61
 Net asset value, end of year                                  $        14.50       19.54       24.12       30.69      31.87
 TOTAL RETURN(1):                                              %       (24.99)     (18.40)     (10.97)      17.42      14.49
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (millions)                            $        3,525       5,639       7,797      10,029      9,801
 Ratios to average net assets:
 Expenses                                                      %         0.59        0.59        0.58        0.58       0.57
 Net investment income                                         %         0.83        0.62        0.55        0.89       1.03
 Portfolio turnover rate                                       %          246         185         149         133        146
----------------------------------------------------------------------------------------------------------------------------

(1)Assumes dividends have been reinvested and does not reflect the effect of contract insurance charges. Total return for periods less than one year are not annualized.

                 See Accompanying Notes to Financial Statements

                                                           ING VP BOND PORTFOLIO

FINANCIAL
HIGHLIGHTS
--------------------------------------------------------------------------------


Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                              CLASS R
                                                                  ---------------------------------------------------------------
                                                                                      YEAR ENDED DECEMBER 31,
                                                                  ---------------------------------------------------------------
                                                                    2002           2001          2000         1999         1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year                          $        12.95          12.61        12.17        13.06        12.85
 Income from investment operations:
 Net investment income                                       $         0.45           0.59         0.79         0.76         0.75
 Net realized and unrealized gain (loss) on investments      $         0.63           0.51         0.37        (0.86)        0.28
 Total from investment operations                            $         1.08           1.10         1.16        (0.10)        1.03
 Less distributions from:
 Net investment income                                       $         0.43           0.65         0.72         0.75         0.76
 Net realized gains on investments                           $         0.07           0.11           --         0.04         0.06
 Total distributions                                         $         0.50           0.76         0.72         0.79         0.82
 Net asset value, end of year                                $        13.53          12.95        12.61        12.17        13.06
 TOTAL RETURN(1):                                            %         8.33           8.75         9.64        (0.74)        8.14
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (000's)                             $    1,205,968      1,023,563      711,211      717,472      794,560
 Ratios to average net assets:
 Expenses                                                    %         0.49           0.50         0.50         0.49         0.49
 Net investment income                                       %         3.50           5.06         6.29         5.77         5.82
 Portfolio turnover rate                                     %          565            219          334          201           89
---------------------------------------------------------------------------------------------------------------------------------

                                                                         CLASS S
                                                                       ------------
                                                                          MAY 3,
                                                                        2002(3) TO
                                                                       DECEMBER 31,
                                                                           2002
-----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $           13.05
 Income from investment operations:
 Net investment income                                         $            0.16
 Net realized and unrealized gain on investments               $            0.81
 Total from investment operations                              $            0.97
 Less distributions from:
 Net investment income                                         $            0.42
 Net realized gains on investments                             $            0.07
 Total distributions                                           $            0.49
 Net asset value, end of period                                $           13.53
 TOTAL RETURN(1):                                              %            7.45
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $          49,590
 Ratios to average net assets:
 Expenses(2)                                                   %            0.74
 Net investment income(2)                                      %            3.25
 Portfolio turnover rate                                       %             565
-----------------------------------------------------------------------------------

(1)Assumes dividends have been reinvested and does not reflect the effect of contract insurance charges. Total return for periods less than one year are not annualized.
(2)Annualized for periods less than one year.
(3)Commencement of offering of shares.

                 See Accompanying Notes to Financial Statements

ING VP MONEY MARKET PORTFOLIO

                                                                       FINANCIAL
                                                                      HIGHLIGHTS
--------------------------------------------------------------------------------


Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                            CLASS R
                                                              -------------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                              -------------------------------------------------------------------
                                                                2002           2001           2000           1999          1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year                      $        13.33          13.61          13.42          13.39        13.36
 Income from investment operations:
 Net investment income                                   $         0.21           0.50           0.83           0.59         0.63
 Net realized and unrealized gain (loss) on
 investments                                             $           --           0.01          (0.02)          0.06         0.07
 Total from investment operations                        $         0.21           0.51           0.81           0.65         0.70
 Less distributions from:
 Net investment income                                   $         0.51           0.79           0.62           0.62         0.67
 Total distributions                                     $         0.51           0.79           0.62           0.62         0.67
 Net asset value, end of year                            $        13.03          13.33          13.61          13.42        13.39
 TOTAL RETURN(1):                                        %         1.66           3.94           6.38           5.08         5.46
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (000's)                         $    1,551,666      1,518,737      1,195,930      1,157,818      875,169
 Ratios to average net assets:
 Expenses                                                %         0.34           0.34           0.34           0.34         0.34
 Net investment income                                   %         1.63           4.07           6.20           5.04         5.28
---------------------------------------------------------------------------------------------------------------------------------

(1)Assumes dividends have been reinvested and does not reflect the effect of contract insurance charges. Total return for periods less than one year are not annualized.

                 See Accompanying Notes to Financial Statements

             NOTES TO FINANCIAL STATEMENTS as of December 31, 2002
--------------------------------------------------------------------------------


NOTE 1 -- ORGANIZATION

Organization. The ING Variable Product Portfolios are comprised of ING Variable Portfolios, Inc., ING VP Balanced Portfolio, Inc., ING Variable Funds, ING Income Shares and ING VP Money Market Fund, all of which are open-end investment management companies registered under the Investment Company Act of 1940, as amended.

The ING Variable Portfolios, Inc. is a company incorporated under the laws of Maryland on June 4, 1996 and has eight separate portfolios. The five portfolios that are in this report are: ING VP International Equity Portfolio ("International"), ING VP Growth Portfolio ("Growth"), ING VP Small Company Portfolio ("Small Company"), ING VP Technology Portfolio ("Technology"), and ING VP Value Opportunity Portfolio ("Value Opportunity"). ING VP Balanced Portfolio, Inc. ("Balanced") is a company incorporated under the laws of Maryland on December 14, 1988. ING Variable Funds is a company incorporated under the laws of Massachusetts on January 25, 1984 with one portfolio, ING VP Growth and Income Portfolio ("Growth and Income"). ING Income Shares is a company incorporated under the laws of Massachusetts on January 25, 1984 with one portfolio, ING VP Bond Portfolio ("Bond"). ING VP Money Market Fund is a company incorporated under the laws of Massachusetts on January 25, 1984 with one portfolio, ING VP Money Market Portfolio ("Money Market").

Each Portfolio offers class R shares. International, Growth, Small Company, Technology, Value Opportunity and Bond also offer class S shares. The two classes differ principally in applicable shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolios and earn income from the portfolio pro rata based on the average daily net assets of each class, without discrimination between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains are allocated to each class pro rata based on the net assets of each class on the date of distribution. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, and shareholder servicing fees.

International Equity Portfolio seeks long-term growth of capital through investment in equity equivalents of companies outside the United States.

Growth Portfolio seeks growth of capital through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stocks believed to offer growth potential.

Small Company Portfolio seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies with smaller market capitalization corresponding to the Russell 2000 Index.

Technology Portfolio seeks long-term capital appreciation by investing at least 80% of its assets in common stocks and securities convertible into common stock of companies in the information technology industry sector.

Value Opportunity Portfolio seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stock.

Balanced Portfolio seeks to maximize investment return consistent with reasonable safety of principal, by investing in a diversified portfolio of one or more of the following asset classes: stocks, bonds and cash equivalents.

Growth and Income Portfolio seeks to maximize total return through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stock believed to offer above-average growth potential.

Bond Portfolio seeks to provide as high a level of total return as is consistent with reasonable risk, primarily through investment in a diversified portfolio of investment-grade corporate bonds, and debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Money Market Portfolio seeks to provide high current return, consistent with preservation of capital and liquidity through investment in high quality money market instruments.

On December 13, 2000, Aetna Inc. (Aetna), the indirect parent company of Aeltus Investment Management, Inc. (Aeltus), the investment adviser to the Portfolios, and Aeltus Capital, Inc. (ACI), each Portfolio's principal underwriter, sold certain of its financial services and international businesses, including Aeltus and ACI, to ING Groep N.V. (ING). ING is a global financial institution active in the fields of insurance, banking and asset management in more than 65 countries.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

--------------------------------------------------------------------------------




A. Security Valuation. Investments in equity securities traded on a national securities exchange or included on the NASDAQ National Market System are valued at the last reported sale price. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at bid prices obtained from independent services or from one or more dealers making markets in the securities. U.S. Government obligations are valued by using market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Securities for which market quotations are not readily available are valued at their respective fair values as determined in good faith and in accordance with policies set by the Board of Directors. Investments in securities maturing in less than 60 days from the date of acquisition are valued at amortized cost, which, when combined with accrued interest, approximates market value.


B.    Security Transactions and Revenue
      Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities delivered. Interest income is recorded on an accrual basis except when collection is not expected. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the portfolios. Premium amortization and discount accretion are determined by the effective yield method.


C. Foreign Currency Translation. The books and records of the portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

      (1) Market value of investment securities, other assets and liabilities -- at the exchange rates prevailing at the end of the day.

      (2) Purchases and sales of investment securities, income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

      Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the statement of assets and liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax. Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. Government securities. These risks include but are not limited to re-evaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government securities.


D.    Foreign Currency Transactions and Futures
      Contracts. Certain portfolios may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Portfolios either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

      Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and securities indices, for hedging purposes only. A

--------------------------------------------------------------------------------


      futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Portfolio is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Portfolio agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Portfolio. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.


E. Distributions to Shareholders. Dividends from net investment income and capital gains, if any, are declared and paid annually by the International, Growth, Small Company, Technology, Value Opportunity, Balanced and Money Market Portfolios; and declared and paid semi-annually by Bond and Growth and Income Portfolios.

      The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. Key differences are the treatment of short-term capital gains, foreign currency transactions, and other temporary differences. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts, presented on the Statement of Assets and Liabilities, based on their federal tax-basis treatment; temporary differences do not require reclassifications. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes, are reported as distributions in excess of net investment income and/or net realized capital gains. To the extent they exceed net investment income and/or net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.


F. Federal Income Taxes. It is the policy of the Portfolios, to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. The Board of Directors intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires.


G. Use of Estimates. Management of the Portfolios has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from these estimates.


H. Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System or with member banks of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will always receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest is at least equal to the repurchase price. If the seller defaults, a Portfolio might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.


I. Securities Lending. Each Portfolio had the option to temporarily loan up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash, letters of credit or U.S. Government securities.


J. Illiquid and Restricted Securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolios to sell them promptly at an acceptable price. Restricted securities are those sold under Rule 144A of the Securities Act of 1933 (1933 Act) or are securities offered pursuant to
      Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may

--------------------------------------------------------------------------------


      not be publicly sold without registration under the 1933 Act. Each Portfolio, except for Money Market, may invest up to 15% of its net assets in illiquid securities. Restricted securities are valued using market quotations when readily available. In the absence of market quotations, the illiquid and restricted securities are valued based upon their fair value determined under procedures approved by the Board. The Portfolios will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any.


K. Delayed Delivery Transactions. Balanced, Growth and Income, and Bond Portfolios may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Portfolios' Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to hold liquid assets as collateral with the Portfolios' custodian sufficient to cover the purchase price.


L. Mortgage Dollar Roll Transactions. In connection with a portfolio's ability to purchase or sell securities on a when-issued basis, Balanced, Growth and Income, and Bond Portfolios may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories.

M. Options Contracts. Balanced, Growth and Income, and Bond may purchase put and call options and may write (sell) put options and covered call options. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.


N. Swap Contracts. The Balanced and Bond Portfolios may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. During the term of the swap, changes in the value of the swap are recognized by marking-to-market the value of the swap. For each swap contract, a capital gain or loss is recognized on each contract's respective payment date.

NOTE 3 -- INVESTMENT TRANSACTIONS

For the year ended December 31, 2002, the cost of purchases and proceeds from the sales of securities, excluding U.S. Government and short-term securities, were as follows:

                          PURCHASES           SALES
                          ---------           -----
International          $   101,651,359   $   106,311,143
Growth                     569,623,529       605,002,042
Small Company            1,235,173,777     1,167,496,874
Technology                  49,471,830        31,873,840
Value Opportunity          718,399,434       652,800,243
Balanced                 2,872,745,837     2,827,500,759
Growth and Income       11,006,249,137    11,706,870,445
Bond                     2,061,716,856     1,584,720,941

--------------------------------------------------------------------------------


U.S. Government Securities not included above were as follows:

                         PURCHASES           SALES
                         ---------           -----
International          $           --    $           --
Growth                             --                --
Small Company                      --                --
Technology                         --                --
Value Opportunity                  --                --
Balanced                1,745,442,523     1,867,666,649
Growth and Income                  --                --
Bond                    4,058,368,086     4,312,847,246

NOTE 4 -- INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Each of the Portfolios has entered into an Investment Management Agreement with ING Investments, LLC (the "Manager"), a wholly-owned subsidiary of ING Groep N.V. The investment management agreements compensate the Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

                                  AS A PERCENTAGE OF
                                  AVERAGE NET ASSETS
                                  ------------------
International                           0.85%
Growth                                  0.60%
Small Company                           0.75%
Technology                              0.95%
Value Opportunity                       0.60%
Balanced                                0.50%
Growth and Income                 0.50% on first $10
                              billion; 0.45% on next $5
                               billion; and 0.425% over
                                     $15 billion
Bond                                    0.40%
Money Market                            0.25%

The Manager entered into a subadvisory agreement with Aeltus Investment Management, Inc. (Aeltus), a wholly owned subsidiary of ING Groep N.V. effective March 1, 2002. Aeltus acts as subadvisor to all Portfolios except the Technology Portfolio. Subject to such policies as the Board or The Manager may determine, Aeltus manages the Portfolios' assets in accordance with the Portfolios' investment objectives, policies, and limitations.

Pursuant to a subadvisory agreement between the Investment Adviser and AIC Asset Management, LLC ("AIC"), AIC serves as subadviser to the Technology Portfolio.

Pursuant to the Administrative Services Agreement effective April 1, 2002 ING Funds Services, LLC ("IFS") acts as administrator and provides certain administrative and shareholder services necessary for Portfolio operations and is responsible for the supervision of other service providers.

IFS is entitled to receive from each Portfolio a fee at an annual rate of 5.5 basis points on the first $5 billion of daily net assets and 3.0 basis points thereafter.

NOTE 5 -- DISTRIBUTION AND SERVICE FEES

Class S shares of the Portfolios have adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby ING Funds Distributor, LLC (the "Distributor") is reimbursed or compensated by the Portfolios for expenses incurred in the distribution of each Portfolio's shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to reimburse or compensate expenses incurred in the distribution and promotion of each Portfolio's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, class S shares of the Portfolios pay the Distributor a fee calculated at an annual rate of 0.25% of average daily net assets.

Prior to January 1, 2002, the Distribution fees were paid to ACI. Presently, the Portfolios' class specific expenses are limited to distribution fees.

NOTE 6 -- OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At December 31, 2002 the Portfolios had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

                                                        ACCRUED
                         ACCRUED                      SHAREHOLDER
                        INVESTMENT      ACCRUED       SERVICES AND
                        MANAGEMENT   ADMINISTRATIVE   DISTRIBUTION
                           FEES           FEES            FEES         TOTAL
                           ----           ----            ----         -----
International           $  21,654       $  1,401         $   --      $   23,055
Growth                     99,399          9,112              7         108,518
Small Company             194,718         14,279             40         209,037
Technology                 40,850          2,365             --          43,215
Value Opportunity         113,637         10,417            240         124,294
Balanced                  544,363         59,880             --         604,243
Growth and Income       1,595,027        175,453             --       1,770,480
Bond                      435,055         59,820          9,719         504,594
Money Market              337,902         74,338             --         412,240

Each Portfolio has adopted a Deferred Compensation Plan (the "Plan"), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors' fees payable. The deferred fees are invested in various funds advised by

--------------------------------------------------------------------------------


ING Investments, LLC until distribution in accordance with the Plan.

NOTE 7 -- EXPENSE LIMITATIONS

For the following Portfolios, the Investment Manager has voluntarily agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

                                      CLASS R    CLASS S
                                      -------    -------
International                          1.15%      1.40%
Growth                                 0.80%      1.05%
Small Company                          0.95%      1.20%
Technology                             1.15%      1.40%
Value Opportunity                      0.80%      1.05%

Each Portfolio will at a later date reimburse the Investment Manager for expenses waived during the previous 36 months, but only if, after such reimbursement, the Portfolio's expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Portfolio.

As of December 31, 2002, the cumulative amount of reimbursed fees that are subject to possible recoupment by the Manager are as follows:

International Equity                             $81,760
Technology                                         4,750

NOTE 8 -- LINE OF CREDIT

All of the Portfolios included in this report, in addition to certain other funds managed by the Adviser, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement ") with a syndicate of banks led by Citibank, N.A. for an aggregate amount of $200,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Portfolios; and (3) enable the Portfolios to meet other emergency expenses as defined in the Credit Agreement. The Portfolios to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount. Each of the Portfolios will pay its pro rata share of both the agent and commitment fee. Generally, borrowings under the Credit Agreement accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. At December 31, 2002, the Portfolios did not have any loans outstanding under the line of credit.

NOTE 9 -- CAPITAL SHARES TRANSACTIONS

Transaction in capital shares and dollars were as follows:

                                                                        CLASS R SHARES                   CLASS S SHARES
                                                                ------------------------------    ----------------------------
                                                                    YEAR             YEAR             YEAR           PERIOD
                                                                    ENDED            ENDED           ENDED           ENDED
                                                                DECEMBER 31,     DECEMBER 31,     DECEMBER 31,    DECEMBER 31,
                                                                    2002             2001             2002          2001(1)
                                                                    ----             ----             ----          -------
INTERNATIONAL (NUMBER OF SHARES)
Shares sold                                                        12,211,157       10,303,969            --          1,355
Shares issued as reinvestment of dividends                             13,352            6,668            --             --
Shares redeemed                                                   (13,375,503)      (9,173,537)           --             --
                                                                -------------    -------------      --------        -------
Net increase (decrease) in shares outstanding                      (1,150,994)       1,137,100            --          1,355
                                                                =============    =============      ========        =======
INTERNATIONAL ($)
Shares sold                                                     $  80,512,745    $  89,090,877      $     --        $10,000
Shares issued as reinvestment of dividends                             93,596           57,943            --             --
Shares redeemed                                                   (87,743,989)     (78,970,794)           --             --
                                                                -------------    -------------      --------        -------
Net increase (decrease)                                         $  (7,137,648)   $  10,178,026      $     --        $10,000
                                                                =============    =============      ========        =======

------------------

(1) Class S commenced offering of shares on November 1, 2001.

--------------------------------------------------------------------------------


NOTE 9 -- CAPITAL SHARES TRANSACTIONS (CONTINUED)

                                                                       CLASS R SHARES                   CLASS S SHARES
                                                                -----------------------------    ----------------------------
                                                                    YEAR            YEAR             YEAR           PERIOD
                                                                   ENDED            ENDED           ENDED           ENDED
                                                                DECEMBER 31,    DECEMBER 31,     DECEMBER 31,    DECEMBER 31,
                                                                    2002            2001             2002          2001(1)
                                                                    ----            ----             ----          -------
GROWTH (NUMBER OF SHARES)
Shares sold                                                       4,049,562         8,998,681         6,802          1,116
Shares issued as reinvestment of dividends                               --         4,126,747            --             --
Shares redeemed                                                  (9,317,320)      (12,145,096)         (122)            --
                                                                ------------    -------------      --------        -------
Net increase (decrease) in shares outstanding                    (5,267,758)          980,332         6,680          1,116
                                                                ============    =============      ========        =======
GROWTH ($)
Shares sold                                                     $35,440,835     $ 101,100,395      $ 51,572        $10,000
Shares issued as reinvestment of dividends                               --        45,064,075            --             --
Shares redeemed                                                 (74,578,416)     (131,051,904)         (912)            --
                                                                ------------    -------------      --------        -------
Net increase (decrease)                                         $(39,137,581)   $  15,112,566      $ 50,660        $10,000
                                                                ============    =============      ========        =======

                                                                        CLASS R SHARES                   CLASS S SHARES
                                                                ------------------------------    ----------------------------
                                                                    YEAR             YEAR             YEAR           PERIOD
                                                                    ENDED            ENDED           ENDED           ENDED
                                                                DECEMBER 31,     DECEMBER 31,     DECEMBER 31,    DECEMBER 31,
                                                                    2002             2001             2002          2001(1)
                                                                    ----             ----             ----          -------
SMALL COMPANY (NUMBER OF SHARES)
Shares sold                                                        11,534,225       11,561,624        16,344            671
Shares issued as reinvestment of dividends                            105,298          712,985            40             --
Shares redeemed                                                    (9,435,640)      (8,247,035)       (2,625)            --
                                                                -------------    -------------      --------        -------
Net increase in shares outstanding                                  2,203,883        4,027,574        13,759            671
                                                                =============    =============      ========        =======
SMALL COMPANY ($)
Shares sold                                                     $ 175,512,145    $ 186,364,546      $250,476        $10,000
Shares issued as reinvestment of dividends                          1,576,315       11,443,412           603             --
Shares redeemed                                                  (135,484,865)    (130,621,184)      (37,371)            --
                                                                -------------    -------------      --------        -------
Net increase                                                    $  41,603,595    $  67,186,774      $213,708        $10,000
                                                                =============    =============      ========        =======

                                                                       CLASS R SHARES                  CLASS S SHARES
                                                                ----------------------------    ----------------------------
                                                                    YEAR            YEAR            YEAR           PERIOD
                                                                   ENDED           ENDED           ENDED           ENDED
                                                                DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                    2002            2001            2002          2001(1)
                                                                    ----            ----            ----          -------
TECHNOLOGY (NUMBER OF SHARES)
Shares sold                                                      18,405,609      14,490,361              --          2,551
Shares redeemed                                                 (15,147,805)     (8,201,840)             --             --
                                                                ------------    ------------     ----------       --------
Net increase in shares outstanding                                3,257,804       6,288,521              --          2,551
                                                                ============    ============     ==========       ========
TECHNOLOGY ($)
Shares sold                                                     $66,979,389     $70,289,570      $       --       $ 10,000
Shares redeemed                                                 (52,304,809)    (37,309,341)             --             --
                                                                ------------    ------------     ----------       --------
Net increase                                                    $14,674,580     $32,980,229      $       --       $ 10,000
                                                                ============    ============     ==========       ========

------------------

(1) Class S commenced offering of shares on November 1, 2001.

--------------------------------------------------------------------------------


NOTE 9 -- CAPITAL SHARES TRANSACTIONS (CONTINUED)

                                                                       CLASS R SHARES                  CLASS S SHARES
                                                                ----------------------------    ----------------------------
                                                                    YEAR            YEAR            YEAR           PERIOD
                                                                   ENDED           ENDED           ENDED           ENDED
                                                                DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                    2002            2001            2002          2001(1)
                                                                    ----            ----            ----          -------
VALUE OPPORTUNITY (NUMBER OF SHARES)
Shares sold                                                        7,209,302       9,865,146        104,635         24,347
Shares issued as reinvestment of dividends                            82,208         563,859            300             --
Shares redeemed                                                   (2,198,402)     (1,443,189)       (16,084)        (1,164)
                                                                ------------    ------------     ----------       --------
Net increase in shares outstanding                                 5,093,108       8,985,816         88,851         23,183
                                                                ============    ============     ==========       ========
VALUE OPPORTUNITY ($)
Shares sold                                                     $ 85,145,155    $141,808,283     $1,247,625       $323,701
Shares issued as reinvestment of dividends                           951,142       8,283,087          3,459             --
Shares redeemed                                                  (24,195,900)    (19,608,503)      (168,604)       (14,725)
                                                                ------------    ------------     ----------       --------
Net increase                                                    $ 61,900,397    $130,482,867     $1,082,480       $308,976
                                                                ============    ============     ==========       ========

                                                                        CLASS R SHARES
                                                                ------------------------------
                                                                    YEAR             YEAR
                                                                    ENDED            ENDED
                                                                DECEMBER 31,     DECEMBER 31,
                                                                    2002             2001
                                                                    ----             ----
BALANCED (NUMBER OF SHARES)
Shares sold                                                         1,996,574        1,876,995
Shares issued as reinvestment of dividends                          1,341,931        7,859,279
Shares redeemed                                                   (20,950,203)     (10,783,611)
                                                                -------------    -------------
Net decrease in shares outstanding                                (17,611,698)      (1,047,337)
                                                                =============    =============
BALANCED ($)
Shares sold                                                     $  23,017,801    $  23,722,014
Shares issued as reinvestment of dividends                         14,989,364       96,749,161
Shares redeemed                                                  (230,189,224)    (133,598,351)
                                                                -------------    -------------
Net decrease                                                    $(192,182,059)   $ (13,127,176)
                                                                =============    =============

                                                                        CLASS R SHARES
                                                                ------------------------------
                                                                    YEAR             YEAR
                                                                    ENDED            ENDED
                                                                DECEMBER 31,     DECEMBER 31,
                                                                    2002             2001
                                                                    ----             ----
GROWTH AND INCOME (NUMBER OF SHARES)
Shares sold                                                         1,580,665        3,787,554
Shares issued as reinvestment of dividends                          2,604,961        2,086,247
Shares redeemed                                                   (49,721,251)     (40,566,220)
                                                                -------------    -------------
Net decrease in shares outstanding                                (45,535,625)     (34,692,419)
                                                                =============    =============
GROWTH AND INCOME ($)
Shares sold                                                     $  27,763,650    $  76,916,986
Shares issued as reinvestment of dividends                         38,475,273       40,514,731
Shares redeemed                                                  (828,611,395)    (846,837,453)
                                                                -------------    -------------
Net decrease                                                    $(762,372,472)   $(729,405,736)
                                                                =============    =============

------------------

(1) Class S commenced offering of shares on November 1, 2001.

--------------------------------------------------------------------------------


NOTE 9 -- CAPITAL SHARES TRANSACTIONS (CONTINUED)

                                                                       CLASS R SHARES            CLASS S SHARES
                                                                -----------------------------    --------------
                                                                    YEAR             YEAR            PERIOD
                                                                    ENDED           ENDED            ENDED
                                                                DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                                    2002             2001           2002(1)
                                                                    ----             ----           -------
BOND (NUMBER OF SHARES)
Shares sold                                                        15,194,847      23,487,819        4,594,043
Shares issued as reinvestment of dividends                          3,110,914       4,397,753          103,425
Shares redeemed                                                    (8,233,251)     (5,226,170)      (1,031,773)
                                                                -------------    ------------     ------------
Net increase in shares outstanding                                 10,072,510      22,659,402        3,665,695
                                                                =============    ============     ============
BOND ($)
Shares sold                                                     $ 203,392,793    $312,081,094     $ 62,106,540
Shares issued as reinvestment of dividends                         41,759,091      56,753,565        1,390,528
Shares redeemed                                                  (108,669,400)    (69,989,795)     (13,839,450)
                                                                -------------    ------------     ------------
Net increase                                                    $ 136,482,484    $298,844,864     $ 49,657,618
                                                                =============    ============     ============

                                                                          CLASS R SHARES
                                                                ----------------------------------
                                                                     YEAR               YEAR
                                                                     ENDED              ENDED
                                                                 DECEMBER 31,       DECEMBER 31,
                                                                     2002               2001
                                                                     ----               ----
MONEY MARKET (NUMBER OF SHARES)
Shares sold                                                         212,328,316        181,433,412
Shares issued as reinvestment of dividends                            4,467,825          5,442,986
Shares redeemed                                                    (211,631,167)      (160,797,942)
                                                                ---------------    ---------------
Net increase in shares outstanding                                    5,164,974         26,078,456
                                                                ===============    ===============
MONEY MARKET ($)
Shares sold                                                     $ 2,748,252,013    $ 2,378,249,423
Shares issued as reinvestment of dividends                           57,317,722         69,787,785
Shares redeemed                                                  (2,739,754,578)    (2,109,404,400)
                                                                ---------------    ---------------
Net increase                                                    $    65,815,157    $   338,632,808
                                                                ===============    ===============

------------------

(1) Class S commenced offering of shares on May 3, 2002.

NOTE 10 -- FEDERAL INCOME TAXES

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. The tax composition of dividends and distributions to shareholders were as follow:

                                                         ORDINARY
                                                          INCOME
                                                        -----------
International Equity                                    $    93,596
Growth                                                           --
Small Company                                             1,576,918
Technology                                                       --
Value Opportunity                                           954,601
Balanced                                                 14,989,364
Growth and Income                                        38,495,841
Bond                                                     43,174,280
Money Market                                             57,317,722

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature. Key differences are the treatment of short-term capital gains, foreign currency transactions, organization costs and other temporary differences. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. To the extent distributions exceed net investment income and/or net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

Accordingly, the following amounts represent current year permanent tax differences that have been reclassified as of December 31, 2002.

                                                             ACCUMULATED NET
                         PAID-IN     UNDISTRIBUTED NET   REALIZED GAINS (LOSSES)
                         CAPITAL     INVESTMENT INCOME       ON INVESTMENTS
                         -------     -----------------   -----------------------
International Equity   $       200      $   194,659            $ (194,859)
Growth                    (151,362)         151,362                    --
Small Company              327,559         (388,172)               60,613
Technology                (498,251)         498,251                    --
Value Opportunity               --          629,435              (629,435)
Balanced                        --       (2,961,604)            2,961,604
Growth and Income       (2,082,271)         691,441             1,390,830
Bond                            --       (4,450,175)            4,450,175
Money Market                    --               --                    --

--------------------------------------------------------------------------------


NOTE 10 -- FEDERAL INCOME TAXES (CONTINUED)


Capital loss carryforwards, which may be used to offset future realized capital gains for federal income tax purposes were as follows at December 31, 2002:

                                        AMOUNT       EXPIRATION DATES
                                        ------       ----------------
International Equity                $   31,531,309      2009-2010
Growth                                 217,997,040      2009-2010
Small Company                           70,984,645      2009-2010
Technology                              57,131,367      2008-2010
Value Opportunity                       70,506,602      2009-2010
Balanced                               205,059,932      2009-2010
Growth and Income                    3,023,558,930      2009-2011
Bond                                       571,253           2011
Money Market                             4,506,979      2003-2010

The following represents the tax-basis components of distributable earnings as of December 31, 2002:

                       UNDISTRIBUTED   UNDISTRIBUTED                       CAPITAL
                         ORDINARY        LONG-TERM      UNREALIZED          LOSS
                          INCOME       CAPITAL GAINS   APPRECIATION     CARRYFORWARDS
                       -------------   -------------   -------------   ---------------
International Equity    $   357,132         $--        $  (3,051,282)  $   (31,531,309)
Growth                           --         --           (26,295,943)     (217,997,040)
Small Company               919,164         --            (6,991,073)      (70,984,645)
Technology                       --         --           (12,487,681)      (57,131,367)
Value Opportunity         1,770,320         --           (14,513,491)      (70,506,603)
Balanced                 25,544,494         --           (77,614,793)     (205,059,932)
Growth and Income                --         --          (270,833,095)   (3,023,558,930)
Bond                     21,964,617         --            31,668,549          (571,253)
Money Market             24,736,599         --               297,785        (4,506,979)

NOTE 11 -- SUBSEQUENT EVENT

Dividends. Subsequent to December 31, 2002, the following Portfolio declared dividends of:

                                PER SHARE
                         TYPE    AMOUNT       PAYABLE DATE       RECORD DATE
                         ----   ---------   ----------------   ----------------
MONEY MARKET PORTFOLIO
Class R                  NII    $0.203378   January 30, 2003   January 27, 2003

ING
VP
INTERNATIONAL
EQUITY
PORTFOLIO

                PORTFOLIO OF INVESTMENTS as of December 31, 2002
--------------------------------------------------------------------------------


Shares                                                                        Value
---------------------------------------------------------------------------------------
COMMON STOCKS: 100.46%
                               AUSTRALIA: 4.86%
          41,900               Amcor Ltd.                                  $    200,188
          27,400               Australia & New Zealand Banking Group Ltd.       267,526
          63,400               BHP Billiton Ltd.                                362,135
         243,800               Goodman Fielder Ltd.                             244,213
          18,600               National Australia Bank Ltd.                     332,332
                                                                           ------------
                               TOTAL AUSTRALIA                                1,406,394
                                                                           ------------
                               BELGIUM: 2.07%
           9,900               Dexia                                            122,809
          15,200               Fortis                                           267,770
           8,800               Interbrew                                        207,623
                                                                           ------------
                               TOTAL BELGIUM                                    598,202
                                                                           ------------
                               BRITAIN: 21.86%
           8,400               AstraZeneca PLC                                  300,158
          27,300               Aviva PLC                                        194,663
          56,600               BG Group PLC                                     244,157
          30,200               BHP Billiton PLC                                 161,263
         131,533               BP PLC                                           904,025
          26,800               Compass Group PLC                                142,353
          21,800               Diageo PLC                                       236,853
          20,400               GlaxoSmithKline PLC ADR                          764,184
          55,000               HSBC Holdings PLC                                607,745
         140,200               Invensys PLC                                     119,039
          31,759               Lloyds TSB Group PLC                             227,992
          47,762               National Grid Transco PLC                        350,947
          24,300               Pearson PLC                                      224,706
          20,800               Reed Elsevier PLC                                178,112
          19,603               Royal Bank of Scotland Group PLC                 469,508
          50,500               Tesco PLC                                        157,693
         490,341               Vodafone Group PLC                               893,829
          18,900               WPP Group PLC                                    144,350
                                                                           ------------
                               TOTAL BRITAIN                                  6,321,577
                                                                           ------------
                               FINLAND: 2.02%
          30,400               Nokia OYJ ADR                                    471,200
          10,700               Stora Enso OYJ                                   112,761
                                                                           ------------
                               TOTAL FINLAND                                    583,961
                                                                           ------------
                               FRANCE: 8.47%
           5,700               Aventis SA                                       309,610
          14,500               AXA                                              194,468
           5,900               BNP Paribas                                      240,231
           5,900               Carrefour SA                                     262,503
           1,400               Groupe Danone                                    188,203
           4,100               LVMH Moet Hennessy Louis Vuitton SA              168,316
           2,600               Schneider Electric SA                            122,932
           2,400               Societe Generale                                 139,674
           6,000               Suez SA                                          104,063
           5,048               Total Fina Elf SA                                720,423
                                                                           ------------
                               TOTAL FRANCE                                   2,450,423
                                                                           ------------
                               GERMANY: 8.55%
           1,200               Allianz AG                                       114,067
           3,300               BASF AG                                          124,851
           6,000               Bayerische Motoren Werke AG                      181,953
           4,900               DaimlerChrysler AG                               150,804
           3,300               Deutsche Bank AG                                 151,911
          32,700               Deutsche Telekom AG                              420,043
           7,900               E.ON AG                                          318,517
          16,000               Infineon Technologies AG                         117,275
           8,500               Metro AG                                         202,773
           1,100               Muenchener Rueckversicherungs AG                 131,494

Shares                                                                        Value
---------------------------------------------------------------------------------------
           2,700               SAP AG                                      $    213,814
           2,100               Schering AG                                       91,275
           4,000               Siemens AG                                       169,873
           7,700               ThyssenKrupp AG                                   85,990
                                                                           ------------
                               TOTAL GERMANY                                  2,474,640
                                                                           ------------
                               HONG KONG: 2.42%
          35,000               Cheung Kong Holdings Ltd.                        227,767
          38,000               Hutchison Whampoa Ltd.                           237,788
         248,000               Li & Fung Ltd.                                   235,326
                                                                           ------------
                               TOTAL HONG KONG                                  700,881
                                                                           ------------
                               IRELAND: 0.78%
          14,000               Bank of Ireland                                  143,134
           6,700               CRH PLC                                           82,902
                                                                           ------------
                               TOTAL IRELAND                                    226,036
                                                                           ------------
                               ITALY: 4.49%
          10,900               Assicurazioni Generali SpA                       224,023
          33,600               Enel SpA                                         174,755
          14,700               ENI-Ente Nazionale Idrocarburi SpA               233,528
          53,500               Telecom Italia SpA                               405,604
          65,500               UniCredito Italiano SpA                          261,683
                                                                           ------------
                               TOTAL ITALY                                    1,299,593
                                                                           ------------
                               JAPAN: 22.93%
           9,000               Ajinomoto Co., Inc.                               93,903
           7,000               Bridgestone Corp.                                 86,653
           7,000               Canon, Inc.                                      263,495
          13,000               Dai Nippon Printing Co. Ltd.                     143,739
              40               East Japan Railway Co.                           198,400
           7,000               Fuji Photo Film Co. Ltd.                         228,126
          15,000               Fujitsu Ltd.                                      42,821
           4,900               Hitachi Information Systems Ltd.                 115,743
          26,000               Hitachi Ltd.                                      99,621
           4,600               Honda Motor Co. Ltd.                             170,055
           9,000               Ito-Yokado Co. Ltd.                              265,263
           1,000               Jafco Co. Ltd.                                    43,200
          44,000               Kajima Corp.                                      98,189
           7,000               Kao Corp.                                        153,558
             500               Keyence Corp.                                     86,947
          11,000               Kikkoman Corp.                                    76,236
           1,900               Kyocera Corp.                                    110,560
          20,000               Matsushita Electric Industrial Co. Ltd.          197,053
              22               Millea Holdings, Inc.                            158,215
          43,000               Mitsubishi Heavy Industries Ltd.                 105,011
              32               Mitsubishi Tokyo Financial Group, Inc.           173,811
          26,000               Mitsui & Co. Ltd.                                121,297
           1,100               Nintendo Co. Ltd.                                102,728
         118,000               Nippon Steel Corp.                               138,122
              51               Nippon Telegraph & Telephone Corp.               185,103
          22,000               Nissan Motor Co. Ltd.                            171,554
          17,000               Nomura Holdings, Inc.                            190,973
              96               NTT DoCoMo, Inc.                                 177,044
             200               Obic Co. Ltd.                                     34,779
           1,500               ORIX Corp.                                        96,632
           1,300               Rohm Co. Ltd.                                    165,415
           2,500               Secom Co. Ltd.                                    85,684
          10,000               Sharp Corp.                                       94,905
           6,800               Shin-Etsu Chemical Co. Ltd.                      222,754
           4,400               Sony Corp.                                       183,781
              27               Sumitomo Mitsui Financial Group, Inc.             84,354
           8,800               Takeda Chemical Industries Ltd.                  367,562
          16,000               Tanabe Seiyaku Co. Ltd.                          139,587
           1,900               TDK Corp.                                         76,480
           9,600               Tohoku Electric Power Co., Inc.                  141,231

                 See Accompanying Notes to Financial Statements

ING
VP
INTERNATIONAL
EQUITY
PORTFOLIO

          PORTFOLIO OF INVESTMENTS as of December 31, 2002 (Continued)
--------------------------------------------------------------------------------


Shares                                                                        Value
---------------------------------------------------------------------------------------
                               JAPAN (CONTINUED)
           2,200               Tokyo Electron Ltd.                         $     99,486
          61,000               Tokyo Gas Co. Ltd.                               191,091
          14,000               Tostem Inax Holding Corp.                        212,211
          16,300               Toyota Motor Corp.                               437,869
                                                                           ------------
                               TOTAL JAPAN                                    6,631,241
                                                                           ------------
                               NETHERLANDS: 8.25%
          15,700               Aegon NV                                         201,837
           5,300               Akzo Nobel NV                                    168,006
          13,300         @     ASML Holding NV                                  111,013
          11,800               Koninklijke Philips Electronics NV               206,637
           6,183               Numico NV                                         77,802
          21,800               Royal Dutch Petroleum Co                         958,955
          23,800               Royal KPN NV                                     154,731
           6,000               TPG NV                                            97,205
           6,700               Unilever NV                                      411,350
                                                                           ------------
                               TOTAL NETHERLANDS                              2,387,536
                                                                           ------------
                               SINGAPORE: 0.42%
          19,000               DBS Group Holdings Ltd.                          120,485
                                                                           ------------
                               TOTAL SINGAPORE                                  120,485
                                                                           ------------
                               SPAIN: 3.27%
          33,400               Banco Bilbao Vizcaya Argentaria SA               319,412
           6,400               Banco Popular Espanol                            261,529
          10,400               Iberdrola SA                                     145,588
          24,500         @     Telefonica SA                                    219,142
                                                                           ------------
                               TOTAL SPAIN                                      945,671
                                                                           ------------
                               SWEDEN: 0.27%
         109,700               Telefonaktiebolaget LM Ericsson                   76,960
                                                                           ------------
                               TOTAL SWEDEN                                      76,960
                                                                           ------------
                               SWITZERLAND: 9.80%
          11,150               Credit Suisse Group                              241,831
             540               Holcim Ltd.                                       97,990
           2,790               Nestle SA                                        590,991
          18,950               Novartis AG                                      691,179
           4,450               Roche Holding AG                                 309,975
           3,800               STMicroelectronics NV                             74,434
           2,150               Swiss Reinsurance                                140,981
           7,950               UBS AG                                           386,235
           3,232               Zurich Financial Services AG                     301,423
                                                                           ------------
                               TOTAL SWITZERLAND                              2,835,039
                                                                           ------------
                               Total Common Stocks
                                  (Cost $31,516,660)                         29,058,639
                                                                           ------------
                               Total Long-Term Investments
                                  (Cost $31,516,660)                         29,058,639
                                                                           ------------
   Principal
     Amount                                                                 Value
---------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 0.75%
    $    217,000        UBS Finance Discount Note,
                         effective rate 1.200%, due 01/02/03               $    216,992
                                                                           ------------
                        Total Short-Term Investments
                          (Cost $216,992)                                       216,992
                                                                           ------------

                        TOTAL INVESTMENTS IN SECURITIES               101.21% $29,275,631
                         (COST $31,733,652)*
                        OTHER ASSETS AND LIABILITIES-NET               -1.21%    (350,645)
                                                                    --------  -----------
                        NET ASSETS                                    100.00% $28,924,986
                                                                    ========  ===========

 @    Non-income producing security
 ADR  American Depository Receipt
 GDR  Global Depository Receipt
 *    Cost for federal income tax purposes is $32,276,984. Net
      unrealized depreciation consists of:

     Gross Unrealized Appreciation                                $   230,218
     Gross Unrealized Depreciation                                 (3,231,572)
                                                                  -----------
     Net Unrealized Depreciation                                  $(3,001,354)
                                                                  ===========

                 See Accompanying Notes to Financial Statements

ING
VP
INTERNATIONAL
EQUITY
PORTFOLIO

          PORTFOLIO OF INVESTMENTS as of December 31, 2002 (Continued)
--------------------------------------------------------------------------------


                                                           Percentage of
  Industry Group                                            Net Assets
  ----------------------------------------------------------------------
  Advertising                                                   0.50%
  Auto Manufacturers                                            3.85%
  Auto Parts & Equipment                                        0.30%
  Banks                                                        16.66%
  Beverages                                                     1.54%
  Building Materials                                            1.36%
  Chemicals                                                     1.78%
  Commercial Services                                           0.50%
  Computers                                                     0.93%
  Cosmetics/Personal Care                                       0.53%
  Distribution/Wholesale                                        1.23%
  Diversified Financial Services                                0.99%
  Electric                                                      3.91%
  Electrical Equipment                                          0.67%
  Electronics                                                   1.69%
  Engineering & Construction                                    0.34%
  Food                                                          7.98%
  Food Service                                                  0.49%
  Forest Products & Paper                                       0.39%
  Gas                                                           0.66%
  Hand/Machine Tools                                            0.43%
  Holding Companies-Diversified                                 1.40%
  Home Furnishings                                              1.32%
  Insurance                                                     5.74%
  Iron/Steel                                                    0.77%
  Media                                                         1.39%
  Mining                                                        1.81%
  Miscellaneous Manufacturer                                    2.15%
  Office/Business Equipment                                     0.91%
  Oil & Gas                                                    10.59%
  Packaging & Containers                                        0.69%
  Pharmaceuticals                                              10.28%
  Real Estate                                                   0.79%
  Retail                                                        0.92%
  Semiconductors                                                1.96%
  Software                                                      0.74%
  Short-Term Investments                                        0.75%
  Telecommunications                                           10.38%
  Toys/Games/Hobbies                                            0.36%
  Transportation                                                1.02%
  Venture Capital                                               0.15%
  Water                                                         0.36%
  Other Assets and Liabilities, Net                            -1.21%
                                                              ------
  NET ASSETS                                                  100.00%
                                                              ======

                 See Accompanying Notes to Financial Statements

ING
VP
GROWTH
PORTFOLIO

                PORTFOLIO OF INVESTMENTS as of December 31, 2002
--------------------------------------------------------------------------------


       Shares                                                                  Value
----------------------------------------------------------------------------------------
COMMON STOCKS: 98.77%
                               BANKS: 1.12%
          29,300               Bank of America Corp                         $  2,038,401
                                                                            ------------
                                                                               2,038,401
                                                                            ------------
                               BEVERAGES: 1.39%
          97,600               Pepsi Bottling Group, Inc.                      2,508,320
                                                                            ------------
                                                                               2,508,320
                                                                            ------------
                               BIOTECHNOLOGY: 2.84%
         106,572               Amgen, Inc.                                     5,151,690
                                                                            ------------
                                                                               5,151,690
                                                                            ------------
                               COMMERCIAL SERVICES: 3.31%
          68,900         @     Apollo Group, Inc.                              3,031,600
          64,400         @     Weight Watchers International, Inc.             2,960,468
                                                                            ------------
                                                                               5,992,068
                                                                            ------------
                               COMPUTERS: 4.43%
         162,000         @     Dell Computer Corp                              4,331,880
         212,200               Hewlett-Packard Co.                             3,683,792
                                                                            ------------
                                                                               8,015,672
                                                                            ------------
                               COSMETICS/PERSONAL CARE: 2.60%
          54,800               Procter & Gamble Co.                            4,709,512
                                                                            ------------
                                                                               4,709,512
                                                                            ------------
                               DIVERSIFIED FINANCIAL SERVICES: 8.34%
          37,100               American Express Co.                            1,311,485
          22,300               Bear Stearns Cos., Inc.                         1,324,620
          48,000               Citigroup, Inc.                                 1,689,120
          46,900               Fannie Mae                                      3,017,077
          41,500               Freddie Mac                                     2,450,575
          73,600               MBNA Corp.                                      1,399,872
         103,000               Merrill Lynch & Co., Inc.                       3,908,850
                                                                            ------------
                                                                              15,101,599
                                                                            ------------
                               ELECTRICAL EQUIPMENT: 0.52%
          62,900         @     American Power Conversion                         952,935
                                                                            ------------
                                                                                 952,935
                                                                            ------------
                               ELECTRONICS: 1.14%
          44,700               Parker Hannifin Corp.                           2,062,011
                                                                            ------------
                                                                               2,062,011
                                                                            ------------
                               HEALTHCARE -- PRODUCTS: 8.21%
          24,400               CR Bard, Inc.                                   1,415,200
          39,700         @     Henry Schein, Inc.                              1,786,500
         158,100               Johnson & Johnson                               8,491,551
          63,900         @     Varian Medical Systems, Inc.                    3,169,440
                                                                            ------------
                                                                              14,862,691
                                                                            ------------
                               HEALTHCARE -- SERVICES: 2.34%
          56,800         A     Aetna, Inc.                                     2,335,616
          22,800               UnitedHealth Group, Inc.                        1,903,800
                                                                            ------------
                                                                               4,239,416
                                                                            ------------
                               HOUSEHOLD PRODUCTS/WARES: 1.41%
          61,900               Clorox Co.                                      2,553,375
                                                                            ------------
                                                                               2,553,375
                                                                            ------------

----------------------------------------------------------------------------------------
       Shares                                                                  Value
                               INSURANCE: 2.45%
          66,700               Metlife, Inc.                                $  1,803,568
         179,300         @     Travelers Property Casualty Corp.               2,626,745
                                                                            ------------
                                                                               4,430,313
                                                                            ------------
                               INTERNET: 2.54%
          24,700         @     Expedia, Inc.                                   1,653,176
         180,600         @     Yahoo, Inc.                                     2,952,810
                                                                            ------------
                                                                               4,605,986
                                                                            ------------
                               MEDIA: 5.44%
          87,100         @     Clear Channel Communications, Inc.              3,247,959
          74,000         @     Fox Entertainment Group, Inc.                   1,918,820
         114,800         @     Viacom, Inc.                                    4,679,248
                                                                            ------------
                                                                               9,846,027
                                                                            ------------
                               MISCELLANEOUS MANUFACTURER: 7.31%
          21,800               3M Co.                                          2,687,940
          42,697               Danaher Corp.                                   2,805,193
          49,700               Eastman Kodak Co.                               1,741,488
         246,300               General Electric Co.                            5,997,405
                                                                            ------------
                                                                              13,232,026
                                                                            ------------
                               OIL & GAS: 1.15%
         104,200               Ocean Energy, Inc.                              2,080,874
                                                                            ------------
                                                                               2,080,874
                                                                            ------------
                               OIL & GAS SERVICES: 0.83%
          80,200               Halliburton Co.                                 1,500,542
                                                                            ------------
                                                                               1,500,542
                                                                            ------------
                               PACKAGING & CONTAINERS: 0.81%
          28,600               Ball Corp.                                      1,464,034
                                                                            ------------
                                                                               1,464,034
                                                                            ------------
                               PHARMACEUTICALS: 11.98%
          51,100               Allergan, Inc.                                  2,944,382
          14,200         @     Forest Laboratories, Inc.                       1,394,724
          55,800               Merck & Co., Inc.                               3,158,838
         192,500               Pfizer, Inc.                                    5,884,725
         104,000               Pharmacia Corp.                                 4,347,200
          36,600         @@    Teva Pharmaceutical Industries ADR              1,413,126
          90,200         @     Watson Pharmaceuticals, Inc.                    2,549,954
                                                                            ------------
                                                                              21,692,949
                                                                            ------------
                               RETAIL: 8.61%
          84,100         @     Abercrombie & Fitch Co.                         1,720,686
         120,200               Gap, Inc.                                       1,865,504
          99,000               Home Depot, Inc.                                2,372,040
          31,300         @     Kohl's Corp.                                    1,751,235
         107,000         @     Petsmart, Inc.                                  1,832,910
         131,700         @     Staples, Inc.                                   2,410,110
          72,100               Wal-Mart Stores, Inc.                           3,641,771
                                                                            ------------
                                                                              15,594,256
                                                                            ------------
                               SEMICONDUCTORS: 6.08%
         284,800               Intel Corp.                                     4,434,336
          46,600         @     Kla-Tencor Corp.                                1,648,242
          69,400               Linear Technology Corp.                         1,784,968
          67,200               Microchip Technology, Inc.                      1,643,040
          53,200         @     Novellus Systems, Inc.                          1,493,856
                                                                            ------------
                                                                              11,004,442
                                                                            ------------

                 See Accompanying Notes to Financial Statements

ING
VP
GROWTH
PORTFOLIO

          PORTFOLIO OF INVESTMENTS as of December 31, 2002 (Continued)
--------------------------------------------------------------------------------


       Shares                                                                  Value
----------------------------------------------------------------------------------------
                               SOFTWARE: 11.10%
          50,900         @     Electronic Arts, Inc.                        $  2,533,293
          34,900         @     Intuit, Inc.                                    1,637,508
         211,200         @     Microsoft Corp.                                10,919,040
         289,900         @     Oracle Corp.                                    3,130,920
         103,000         @     Peoplesoft, Inc.                                1,884,900
                                                                            ------------
                                                                              20,105,661
                                                                            ------------
                               TELECOMMUNICATIONS: 2.82%
         390,500         @     Cisco Systems, Inc.                             5,115,550
                                                                            ------------
                                                                               5,115,550
                                                                            ------------
                               Total Common Stocks
                                (Cost $190,682,559)                          178,860,350
                                                                            ------------
                               Total Long-Term Investments
                                (Cost $190,682,559)                          178,860,350
                                                                            ------------
   Principal
     Amount                                                                  Value
----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT: 1.35%
                        REPURCHASE AGREEMENT: 1.35%
     $ 2,441,000        State Street Bank Repurchase Agreement, 1.200%,
                        due 01/02/03, $2,441,163 to be received upon
                        repurchase (Collateralized by $2,494,658 FNMA,
                        2.600%, due 10/01/04)                               $  2,441,000
                                                                            ------------
                        Total Short-Term Investment
                          (Cost $2,441,000)                                    2,441,000
                                                                            ------------

                        TOTAL INVESTMENTS IN SECURITIES            100.12%  $181,301,350
                         (COST $193,123,559)*
                        OTHER ASSETS AND LIABILITIES-NET            -0.12%      (219,252)
                                                                   -------  ------------
                        NET ASSETS                                 100.00%  $181,082,098
                                                                   =======  ============

 @    Non-income producing security
 @@   Foreign Issuer
 A    Related Party
 ADR  American Depository Receipt
 *    Cost for federal income tax purposes is $207,597,294. Net
      unrealized depreciation consists of:

                        Gross Unrealized Appreciation                              $  2,869,986
                        Gross Unrealized Depreciation                               (29,165,930)
                                                                                   ------------
                        Net Unrealized Depreciation                                $(26,295,944)
                                                                                   ============

                 See Accompanying Notes to Financial Statements

ING
VP
SMALL
COMPANY
PORTFOLIO

                PORTFOLIO OF INVESTMENTS as of December 31, 2002
--------------------------------------------------------------------------------


       Shares                                                                 Value
---------------------------------------------------------------------------------------
COMMON STOCKS: 95.03%
                               AEROSPACE/DEFENSE: 2.19%
               30,000          Curtiss-Wright Corp.                       $  1,914,600
               70,000          Engineered Support Systems, Inc.              2,566,200
               60,000    @     Moog, Inc.                                    1,862,400
                                                                          ------------
                                                                             6,343,200
                                                                          ------------
                               AIRLINES: 0.64%
               42,499    @     Atlantic Coast Airlines Holdings, Inc.          511,263
              131,500    @     ExpressJet Holdings, Inc.                     1,347,875
                                                                          ------------
                                                                             1,859,138
                                                                          ------------
                               APPAREL: 0.60%
               65,000    @     Quiksilver, Inc.                              1,732,900
                                                                          ------------
                                                                             1,732,900
                                                                          ------------
                               BANKS: 4.80%
               76,900          Chittenden Corp.                              1,959,412
               60,000          East-West Bancorp, Inc.                       2,164,800
               50,000          FNB Corp.                                     1,376,500
               71,000    @     Local Financial Corp.                         1,040,150
               56,000          Provident Bankshares Corp.                    1,294,216
               65,000    @@    R&G Financial Corp.                           1,511,250
              124,000          South Financial Group, Inc.                   2,561,840
               55,000          Texas Regional Bancshares, Inc.               1,954,755
                                                                          ------------
                                                                            13,862,923
                                                                          ------------
                               BIOTECHNOLOGY: 0.20%
               60,000    @     Applera Corp.                                   573,000
                                                                          ------------
                                                                               573,000
                                                                          ------------
                               CHEMICALS: 0.59%
              285,000          Crompton Corp.                                1,695,750
                                                                          ------------
                                                                             1,695,750
                                                                          ------------
                               COMMERCIAL SERVICES: 4.47%
               22,000    @     Advisory Board Co.                              657,800
              100,000    @     Corinthian Colleges, Inc.                     3,786,000
              100,000    @     Corporate Executive Board Co.                 3,192,000
               70,000    @     Kroll, Inc.                                   1,335,600
              113,000    @     PRG-Schultz International, Inc.               1,005,700
               75,000    @     Right Management Consultants, Inc.              993,750
               34,000          Strayer Education, Inc.                       1,955,000
                                                                          ------------
                                                                            12,925,850
                                                                          ------------
                               COMPUTERS: 6.36%
              120,000    @     Anteon International Corp.                    2,880,000
               80,000    @     CACI International, Inc.                      2,851,200
               20,000    @     Cognizant Technology Solutions Corp.          1,444,600
               67,700    @     Fidelity National Information Solutions,
                                Inc.                                         1,167,825
               40,000    @     Hutchinson Technology, Inc.                     828,000
               53,000    @     Imation Corp.                                 1,859,240
              100,000    @     Intergraph Corp.                              1,776,000
              217,300          Mentor Graphics Corp.                         1,707,978
               62,500    @     Neoware Systems, Inc.                           931,875
               80,000          Talx Corp.                                    1,033,600
              300,000    @     Western Digital Corp.                         1,917,000
                                                                          ------------
                                                                            18,397,318
                                                                          ------------
                               DISTRIBUTION/WHOLESALE: 0.43%
               25,000    @     Scansource, Inc.                              1,232,500
                                                                          ------------
                                                                             1,232,500
                                                                          ------------

       Shares                                                                 Value
---------------------------------------------------------------------------------------
                               DIVERSIFIED FINANCIAL SERVICES: 0.90%
              210,000    @     Ameritrade Holding Corp.                   $  1,188,600
              150,000    @     Friedman Billings Ramsey Group, Inc.          1,404,000
                                                                          ------------
                                                                             2,592,600
                                                                          ------------
                               ELECTRIC: 1.63%
              110,000          PNM Resources, Inc.                           2,620,200
               60,000          UIL Holdings Corp.                            2,092,200
                                                                          ------------
                                                                             4,712,400
                                                                          ------------
                               ELECTRICAL EQUIPMENT: 1.40%
              105,000          Ametek, Inc.                                  4,041,450
                                                                          ------------
                                                                             4,041,450
                                                                          ------------
                               ELECTRONICS: 4.78%
              115,000    @     Benchmark Electronics, Inc.                   3,295,900
               71,300    @     Invision Technologies, Inc.                   1,879,468
               80,000    @     Itron, Inc.                                   1,533,600
              100,000    @     OSI Systems, Inc.                             1,698,000
              100,000    @     Paxar Corp.                                   1,475,000
              225,000    @     Sonic Solutions, Inc.                         1,125,000
              203,700          Symbol Technologies, Inc.                     1,674,414
               70,000          Technitrol, Inc.                              1,129,800
                                                                          ------------
                                                                            13,811,182
                                                                          ------------
                               ENGINEERING & CONSTRUCTION: 1.10%
               60,000    @     EMCOR Group, Inc.                             3,180,600
                                                                          ------------
                                                                             3,180,600
                                                                          ------------
                               ENTERTAINMENT: 1.55%
              200,000    @     Alliance Gaming Corp.                         3,406,000
              150,000    @     Scientific Games Corp.                        1,089,000
                                                                          ------------
                                                                             4,495,000
                                                                          ------------
                               ENVIRONMENTAL CONTROL: 1.12%
              100,000    @     Stericycle, Inc.                              3,237,900
                                                                          ------------
                                                                             3,237,900
                                                                          ------------
                               FOOD: 0.70%
               90,000          Sensient Technologies Corp.                   2,022,300
                                                                          ------------
                                                                             2,022,300
                                                                          ------------
                               FOREST PRODUCTS & PAPER: 0.50%
              110,000          Glatfelter                                    1,447,600
                                                                          ------------
                                                                             1,447,600
                                                                          ------------
                               GAS: 2.50%
              115,000          AGL Resources, Inc.                           2,794,500
               65,000          Oneok, Inc.                                   1,248,000
               85,000          UGI Corp.                                     3,178,150
                                                                          ------------
                                                                             7,220,650
                                                                          ------------
                               HEALTHCARE -- PRODUCTS: 2.61%
              120,000    @     CTI Molecular Imaging, Inc.                   2,959,200
               60,000    @     Merit Medical Systems, Inc.                   1,195,200
               77,000    @     Respironics, Inc.                             2,343,187
               59,500    @     Wright Medical Group, Inc.                    1,038,811
                                                                          ------------
                                                                             7,536,398
                                                                          ------------

                 See Accompanying Notes to Financial Statements

ING
VP
SMALL
COMPANY
PORTFOLIO

          PORTFOLIO OF INVESTMENTS as of December 31, 2002 (Continued)
--------------------------------------------------------------------------------


       Shares                                                                 Value
---------------------------------------------------------------------------------------
                               HEALTHCARE -- SERVICES: 2.18%
              185,000    @     Option Care, Inc.                          $  1,472,600
               80,000    @     Pediatrix Medical Group, Inc.                 3,204,800
              120,000    @     Select Medical Corp.                          1,618,800
                                                                          ------------
                                                                             6,296,200
                                                                          ------------
                               HOUSEHOLD PRODUCTS/WARES: 0.69%
               90,000          Harland Co.                                   1,991,700
                                                                          ------------
                                                                             1,991,700
                                                                          ------------
                               INSURANCE: 3.74%
               65,000          Delphi Financial Group                        2,467,400
               40,800          Hilb Rogal & Hamilton Co.                     1,668,720
               70,000          Landamerica Financial Group, Inc.             2,481,500
               40,800   @,@@   Platinum Underwriters Holdings Ltd.           1,075,080
              200,000    @     UICI                                          3,110,000
                                                                          ------------
                                                                            10,802,700
                                                                          ------------
                               INTERNET: 1.87%
              100,000   @,@@   AsiaInfo Holdings, Inc.                         634,000
               57,000    @     Internet Security Systems                     1,044,810
               70,000    @     LendingTree, Inc.                               901,600
              175,000    @     Netbank, Inc.                                 1,694,000
               52,900    @     Websense, Inc.                                1,129,997
                                                                          ------------
                                                                             5,404,407
                                                                          ------------
                               INVESTMENT COMPANIES: 1.49%
              200,000          American Capital Strategies Ltd.              4,318,000
                                                                          ------------
                                                                             4,318,000
                                                                          ------------
                               LODGING: 1.21%
              250,000    @     Boyd Gaming Corp.                             3,512,500
                                                                          ------------
                                                                             3,512,500
                                                                          ------------
                               MEDIA: 0.44%
              110,000    @     Sinclair Broadcast Group, Inc.                1,279,300
                                                                          ------------
                                                                             1,279,300
                                                                          ------------
                               METAL FABRICATE/HARDWARE: 0.70%
               60,000          Quanex Corp.                                  2,010,000
                                                                          ------------
                                                                             2,010,000
                                                                          ------------
                               MISCELLANEOUS MANUFACTURER: 2.84%
               92,000          AO Smith Corp.                                2,484,920
              138,625          Carlisle Cos., Inc.                           5,736,303
                                                                          ------------
                                                                             8,221,223
                                                                          ------------
                               OIL & GAS: 2.56%
              321,200          Chesapeake Energy Corp.                       2,486,088
              100,000    @     Denbury Resources, Inc.                       1,130,000
              120,000          Patina Oil & Gas Corp.                        3,798,000
                                                                          ------------
                                                                             7,414,088
                                                                          ------------
                               OIL & GAS SERVICES: 0.86%
              100,000    @     Oceaneering International, Inc.               2,474,000
                                                                          ------------
                                                                             2,474,000
                                                                          ------------
                               PACKAGING & CONTAINERS: 0.55%
               64,000    @     Silgan Holdings, Inc.                         1,579,520
                                                                          ------------
                                                                             1,579,520
                                                                          ------------
                               PHARMACEUTICALS: 5.71%
              325,000    @     Alkermes, Inc.                                2,037,750
               50,000    @     American Pharmaceutical Partners, Inc.          890,000
              151,400    @     Amylin Pharmaceuticals, Inc.                  2,443,596

       Shares                                                                 Value
---------------------------------------------------------------------------------------
              225,000    @     Cell Therapeutics, Inc.                    $  1,635,750
              150,000    @     Endo Pharmaceuticals Holdings, Inc.           1,154,850
              150,000    @     NBTY, Inc.                                    2,637,000
               40,000    @     Neurocrine Biosciences, Inc.                  1,826,400
              154,200    @     NPS Pharmaceuticals, Inc.                     3,881,214
                                                                          ------------
                                                                            16,506,560
                                                                          ------------
                               REITS: 8.66%
               80,000          Alexandria Real Estate Equities, Inc.         3,408,000
               90,000          CBL & Associates Properties, Inc.             3,604,500
               19,100          Centerpoint Properties Corp.                  1,091,565
              105,000          Chelsea Property Group, Inc.                  3,497,550
               80,000          Equity One, Inc.                              1,068,000
               47,000          Mills Corp.                                   1,378,980
               82,300          Newcastle Investment Corp.                    1,314,331
              148,000          Reckson Associates Realty Corp.               3,115,400
              135,000          SL Green Realty Corp.                         4,266,000
               90,000          Washington Real Estate Investment Trust       2,295,000
                                                                          ------------
                                                                            25,039,326
                                                                          ------------
                               RETAIL: 7.28%
               85,000    @     Blue Rhino Corp.                              1,478,150
              130,000          Claire's Stores, Inc.                         2,869,100
              125,000    @     CSK Auto Corp.                                1,375,000
               64,900          Hancock Fabrics, Inc.                           989,725
              100,000    @     J. Jill Group, Inc.                           1,398,000
              150,000          Nu Skin Enterprises, Inc.                     1,795,500
              160,000          PEP Boys-Manny Moe & Jack                     1,856,000
               80,000          Regis Corp.                                   2,079,200
              132,000    @     Select Comfort Corp.                          1,240,800
               81,500    @     Sharper Image Corp.                           1,420,545
               54,500    @     Tuesday Morning Corp.                           931,950
              100,000    @     United Auto Group, Inc.                       1,247,000
              100,000    @     Urban Outfitters, Inc.                        2,357,000
                                                                          ------------
                                                                            21,037,970
                                                                          ------------
                               SAVINGS & LOANS: 2.87%
              120,000          BankAtlantic Bancorp, Inc.                    1,134,000
              112,000          Commercial Federal Corp.                      2,615,200
               51,000    @     FirstFed Financial Corp.                      1,476,450
               80,000          Flagstar Bancorp, Inc.                        1,728,000
               75,000          Waypoint Financial Corp.                      1,335,000
                                                                          ------------
                                                                             8,288,650
                                                                          ------------
                               SEMICONDUCTORS: 1.10%
               60,000    @     Actel Corp.                                     973,200
              140,700    @     Lattice Semiconductor Corp.                   1,233,939
               50,000    @     Standard Microsystems Corp.                     973,500
                                                                          ------------
                                                                             3,180,639
                                                                          ------------
                               SOFTWARE: 5.84%
              100,000    @     Barra, Inc.                                   3,033,000
               68,000    @     Hyperion Solutions Corp.                      1,745,560
              134,000          Inter-Tel, Inc.                               2,801,940
               90,000    @     MRO Software, Inc.                            1,093,050
              275,000    @     Parametric Technology Corp.                     693,000
              130,000    @     Pinnacle Systems, Inc.                        1,769,300
               65,000    @     Serena Software, Inc.                         1,026,350
              200,500    @     Take-Two Interactive Software                 4,709,744
                                                                          ------------
                                                                            16,871,944
                                                                          ------------
                               TELECOMMUNICATIONS: 3.61%
               75,000    @     Anixter International, Inc.                   1,743,750
              400,000    @     Arris Group, Inc.                             1,428,000

                 See Accompanying Notes to Financial Statements

ING
VP
SMALL
COMPANY
PORTFOLIO

          PORTFOLIO OF INVESTMENTS as of December 31, 2002 (Continued)
--------------------------------------------------------------------------------


       Shares                                                                 Value
---------------------------------------------------------------------------------------
                               TELECOMMUNICATIONS (CONTINUED)
               46,000    @     Commonwealth Telephone Enterprises, Inc.   $  1,648,640
              250,000    @     Nextel Partners, Inc.                         1,517,500
               99,000    @     Plantronics, Inc.                             1,497,870
              250,000    @     Tekelec                                       2,612,500
                                                                          ------------
                                                                            10,448,260
                                                                          ------------
                               TOYS/GAMES/HOBBIES: 0.85%
              130,000          Action Performance Cos., Inc.                 2,470,000
                                                                          ------------
                                                                             2,470,000
                                                                          ------------
                               TRANSPORTATION: 0.91%
               90,000    @     JB Hunt Transport Services, Inc.              2,637,000
                                                                          ------------
                                                                             2,637,000
                                                                          ------------
                               Total Common Stocks
                                (Cost $279,098,441)                        274,704,646
                                                                          ------------
                               Total Long-Term Investments
                                (Cost $279,098,441)                        274,704,646
                                                                          ------------
      Principal
       Amount                                                                 Value
---------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT: 5.17%
                        REPURCHASE AGREEMENT: 5.17%
     $     14,953,000   State Street Bank Repurchase Agreement, 1.200%,
                        due 01/02/03, $14,953,997 to be received upon
                        repurchase (Collateralized by $15,253,200 USTB,
                        9.125%, due 05/15/18)                             $ 14,953,000
                                                                          ------------
                        Total Short-Term Investment
                          (Cost $14,953,000)                                14,953,000
                                                                          ------------

                        TOTAL INVESTMENTS IN SECURITIES              100.20% $289,657,646
                         (COST $294,051,441)*
                        OTHER ASSETS AND LIABILITIES-NET              -0.20%     (584,175)
                                                                   --------  ------------
                        NET ASSETS                                   100.00% $289,073,471
                                                                   ========  ============

 @    Non-income producing security
 @@   Foreign Issuer
 *    Cost for federal income tax purposes is $296,648,720. Net
      unrealized depreciation consists of:

                        Gross Unrealized Appreciation                                $  7,088,307
                        Gross Unrealized Depreciation                                 (14,079,381)
                                                                                     ------------
                        Net Unrealized Depreciation                                  $ (6,991,074)
                                                                                     ============

                 See Accompanying Notes to Financial Statements

ING
VP
TECHNOLOGY
PORTFOLIO

                PORTFOLIO OF INVESTMENTS as of December 31, 2002
--------------------------------------------------------------------------------


       Shares                                                                  Value
----------------------------------------------------------------------------------------
COMMON STOCKS: 97.13%
                               COMPUTERS: 16.89%
               26,050    @     Affiliated Computer Services, Inc.           $ 1,371,533
                  700    @     Anteon International Corp.                        16,800
               43,100    @     Cadence Design Systems, Inc.                     508,149
               45,200    @     Computer Sciences Corp.                        1,557,140
               99,750    @     Dell Computer Corp.                            2,667,315
               90,700          Hewlett-Packard Co.                            1,574,552
                                                                            -----------
                                                                              7,695,489
                                                                            -----------
                               ELECTRONICS: 5.68%
              247,500   @,@@   Flextronics International Ltd.                 2,027,025
               50,250    @     Vishay Intertechnology, Inc.                     561,795
                                                                            -----------
                                                                              2,588,820
                                                                            -----------
                               INTERNET: 7.24%
               21,400    @     eBay, Inc.                                     1,451,348
              114,850    @     Network Associates, Inc.                       1,847,937
                                                                            -----------
                                                                              3,299,285
                                                                            -----------
                               RETAIL: 6.72%
               58,775    @     Best Buy Co., Inc.                             1,419,416
               37,450    @     CDW Computer Centers, Inc.                     1,642,183
                                                                            -----------
                                                                              3,061,599
                                                                            -----------
                               SEMICONDUCTORS: 35.76%
               99,000    @     Altera Corp.                                   1,221,660
               94,000    @     Applied Materials, Inc.                        1,224,820
              103,600   @,@@   ASML Holding NV                                  866,096
              113,650          Intel Corp.                                    1,769,531
               24,800    @     Kla-Tencor Corp.                                 877,176
              116,250    @     Lam Research Corp.                             1,255,500
              119,000    @     LSI Logic Corp.                                  686,630
               98,000    @     Micron Technology, Inc.                          954,520
               39,700    @     Novellus Systems, Inc.                         1,114,776
               45,000    @@    STMicroelectronics NV                            877,950
              217,415   @,@@   Taiwan Semiconductor Manufacturing Co. Ltd.
                                ADR                                           1,532,776
               64,950    @     Teradyne, Inc.                                   845,000
               96,250          Texas Instruments, Inc.                        1,444,713
               78,700    @     Xilinx, Inc.                                   1,621,220
                                                                            -----------
                                                                             16,292,368
                                                                            -----------
                               SOFTWARE: 15.74%
               71,850    @     BMC Software, Inc.                             1,229,354
               51,550    @     Intuit, Inc.                                   2,418,726
               54,600    @     Microsoft Corp.                                2,822,820
               65,050    @     Oracle Corp.                                     702,540
                                                                            -----------
                                                                              7,173,440
                                                                            -----------
                               TELECOMMUNICATIONS: 9.10%
              121,300    @     Cisco Systems, Inc.                            1,589,030
               68,850    @@    Nokia OYJ ADR                                  1,067,171
               40,950    @     Qualcomm, Inc.                                 1,490,171
                                                                            -----------
                                                                              4,146,372
                                                                            -----------
                               Total Common Stocks
                                (Cost $56,065,452)                           44,257,373
                                                                            -----------
                               Total Long-Term Investments
                                (Cost $56,065,452)                           44,257,373
                                                                            -----------
      Principal
       Amount                                                                  Value
----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT: 2.26%
                        REPURCHASE AGREEMENT: 2.26%
     $      1,031,000   State Street Bank Repurchase Agreement, 0.800%,
                        due 01/02/03, $1,031,046 to be received upon
                        repurchase (Collateralized by $1,051,640 USTB,
                        8.875%, due 08/15/17)                               $ 1,031,000
                                                                            -----------
                        Total Short-Term Investment
                          (Cost $1,031,000)                                   1,031,000
                                                                            -----------

                           TOTAL INVESTMENTS IN SECURITIES             99.39%  $45,288,373
                            (COST $57,096,452)*
                           OTHER ASSETS AND LIABILITIES-NET             0.61%      277,120
                                                                      -------  -----------
                           NET ASSETS                                 100.00%  $45,565,493
                                                                      =======  ===========

 @    Non-income producing security
 @@   Foreign Issuer
 ADR  American Depository Receipt
 *    Cost for federal income tax purposes is $57,776,054. Net
      unrealized depreciation consists of:

                        Gross Unrealized Appreciation                              $  2,179,603
                        Gross Unrealized Depreciation                               (14,667,284)
                                                                                   ------------
                        Net Unrealized Depreciation                                $(12,487,681)
                                                                                   ============

                 See Accompanying Notes to Financial Statements

ING
VP
VALUE
OPPORTUNITY
PORTFOLIO

                PORTFOLIO OF INVESTMENTS as of December 31, 2002
--------------------------------------------------------------------------------


       Shares                                                                    Value
------------------------------------------------------------------------------------------
COMMON STOCKS: 96.31%
                               AEROSPACE/DEFENSE: 1.23%
               42,100          United Technologies Corp.                     $  2,607,674
                                                                             ------------
                                                                                2,607,674
                                                                             ------------
                               APPAREL: 1.63%
              116,800          Liz Claiborne, Inc.                              3,463,120
                                                                             ------------
                                                                                3,463,120
                                                                             ------------
                               BANKS: 3.54%
               46,000          Bank of America Corp.                            3,200,220
               51,400          Wachovia Corp.                                   1,873,016
               52,300          Wells Fargo & Co.                                2,451,301
                                                                             ------------
                                                                                7,524,537
                                                                             ------------
                               BEVERAGES: 2.96%
              130,100          Anheuser-Busch Cos., Inc.                        6,296,840
                                                                             ------------
                                                                                6,296,840
                                                                             ------------
                               CHEMICALS: 1.51%
              113,700          Sherwin-Williams Co.                             3,212,025
                                                                             ------------
                                                                                3,212,025
                                                                             ------------
                               COMMERCIAL SERVICES: 0.63%
               58,200          Equifax, Inc.                                    1,346,748
                                                                             ------------
                                                                                1,346,748
                                                                             ------------
                               COMPUTERS: 6.01%
              218,700    @     Dell Computer Corp.                              5,848,038
               99,800          Hewlett-Packard Co.                              1,732,528
               46,500          International Business Machines Corp.            3,603,750
              197,000    @     Sun Microsystems, Inc.                             612,670
               41,500    @     Sungard Data Systems, Inc.                         977,740
                                                                             ------------
                                                                               12,774,726
                                                                             ------------
                               COSMETICS/PERSONAL CARE: 3.84%
               94,900          Procter & Gamble Co.                             8,155,706
                                                                             ------------
                                                                                8,155,706
                                                                             ------------
                               DIVERSIFIED FINANCIAL SERVICES: 10.11%
               91,800          Bear Stearns Cos., Inc.                          5,452,920
              108,100          Citigroup, Inc.                                  3,804,039
               36,400          Countrywide Financial Corp.                      1,880,060
               87,300          Fannie Mae                                       5,616,009
               45,600          SLM Corp.                                        4,736,016
                                                                             ------------
                                                                               21,489,044
                                                                             ------------
                               ELECTRIC: 0.51%
               62,800          Centerpoint Energy, Inc.                           533,800
               29,300          TXU Corp.                                          547,324
                                                                             ------------
                                                                                1,081,124
                                                                             ------------
                               ELECTRONICS: 0.81%
              193,000    @     Sanmina-SCI Corp.                                  866,570
              241,100    @     Solectron Corp.                                    855,905
                                                                             ------------
                                                                                1,722,475
                                                                             ------------
                               FOOD: 4.55%
               70,000          Hershey Foods Corp.                              4,720,800
               75,000          Kellogg Co.                                      2,570,250
              105,800          Sara Lee Corp.                                   2,381,558
                                                                             ------------
                                                                                9,672,608
                                                                             ------------

------------------------------------------------------------------------------------------
       Shares                                                                    Value
                               HEALTHCARE -- PRODUCTS: 7.79%
              154,100          Becton Dickinson & Co.                        $  4,729,329
               95,200          CR Bard, Inc.                                    5,521,600
              117,500          Johnson & Johnson                                6,310,925
                                                                             ------------
                                                                               16,561,854
                                                                             ------------
                               HEALTHCARE -- SERVICES: 2.18%
               24,500    @     Anthem, Inc.                                     1,541,050
              190,200    @     Humana, Inc.                                     1,902,000
               16,600    @     WellPoint Health Networks                        1,181,256
                                                                             ------------
                                                                                4,624,306
                                                                             ------------
                               HOUSEHOLD PRODUCTS/WARES: 2.60%
              256,970    @     American Greetings                               4,060,126
               31,500          Fortune Brands, Inc.                             1,465,065
                                                                             ------------
                                                                                5,525,191
                                                                             ------------
                               INSURANCE: 3.83%
               31,200          AMBAC Financial Group, Inc.                      1,754,688
              149,400          Torchmark Corp.                                  5,457,582
               53,500          UnumProvident Corp.                                938,390
                                                                             ------------
                                                                                8,150,660
                                                                             ------------
                               MEDIA: 1.85%
              193,400    @     AOL Time Warner, Inc.                            2,533,540
               59,265    @     Comcast Corp.                                    1,396,876
                                                                             ------------
                                                                                3,930,416
                                                                             ------------
                               MISCELLANEOUS MANUFACTURER: 4.56%
               75,800          Cooper Industries Ltd.                           2,762,910
              101,000          Crane Co.                                        2,012,930
              201,800          General Electric Co.                             4,913,830
                                                                             ------------
                                                                                9,689,670
                                                                             ------------
                               OIL & GAS: 2.44%
               41,500          Amerada Hess Corp.                               2,284,575
               83,200          Exxon Mobil Corp.                                2,907,008
                                                                             ------------
                                                                                5,191,583
                                                                             ------------
                               OIL & GAS SERVICES: 0.58%
               66,100          Halliburton Co.                                  1,236,731
                                                                             ------------
                                                                                1,236,731
                                                                             ------------
                               PACKAGING & CONTAINERS: 1.13%
              109,600    @     Pactiv Corp.                                     2,395,856
                                                                             ------------
                                                                                2,395,856
                                                                             ------------
                               PHARMACEUTICALS: 7.07%
               74,600          Abbott Laboratories                              2,984,000
               30,600          AmerisourceBergen Corp.                          1,661,886
               54,300          Bristol-Myers Squibb Co.                         1,257,045
              163,200          Pfizer, Inc.                                     4,989,024
               99,100          Pharmacia Corp.                                  4,142,380
                                                                             ------------
                                                                               15,034,335
                                                                             ------------
                               RETAIL: 6.63%
               60,435          Dillard's, Inc.                                    958,499
               95,000    @     Federated Department Stores                      2,732,200
               76,400          Home Depot, Inc.                                 1,830,544
              169,700          Wal-Mart Stores, Inc.                            8,571,547
                                                                             ------------
                                                                               14,092,790
                                                                             ------------

                 See Accompanying Notes to Financial Statements

ING
VP
VALUE
OPPORTUNITY
PORTFOLIO

          PORTFOLIO OF INVESTMENTS as of December 31, 2002 (Continued)
--------------------------------------------------------------------------------


       Shares                                                                    Value
------------------------------------------------------------------------------------------
                               SAVINGS & LOANS: 1.85%
              114,200          Washington Mutual, Inc.                       $  3,943,326
                                                                             ------------
                                                                                3,943,326
                                                                             ------------
                               SEMICONDUCTORS: 3.69%
              111,200    @     Altera Corp.                                     1,372,208
               85,600    @     Broadcom Corp.                                   1,289,136
              194,700          Intel Corp.                                      3,031,479
               33,100    @     Nvidia Corp.                                       380,981
               76,900    @     PMC -- Sierra, Inc.                                427,564
               64,700    @     Xilinx, Inc.                                     1,332,820
                                                                             ------------
                                                                                7,834,188
                                                                             ------------
                               SOFTWARE: 6.65%
              179,300    @     Compuware Corp.                                    860,640
               78,500          First Data Corp.                                 2,779,685
              171,600    @     Microsoft Corp.                                  8,871,720
              355,900    @     Novell, Inc.                                     1,188,706
               58,300    @     Siebel Systems, Inc.                               436,084
                                                                             ------------
                                                                               14,136,835
                                                                             ------------
                               TELECOMMUNICATIONS: 6.13%
              117,340          AT&T Corp.                                       3,063,747
              135,500    @     Cisco Systems, Inc.                              1,775,050
              189,900          Motorola, Inc.                                   1,642,635
               51,900    @     Qualcomm, Inc.                                   1,888,641
              238,000          Qwest Communications International               1,190,000
               88,000    @     Sprint Corp.                                       385,440
               79,500          Verizon Communications, Inc.                     3,080,626
                                                                             ------------
                                                                               13,026,139
                                                                             ------------
                               Total Common Stocks
                                (Cost $211,212,026)                           204,720,507
                                                                             ------------
                               Total Long-Term Investments
                                (Cost $211,212,026)                           204,720,507
                                                                             ------------
      Principal
       Amount                                                                    Value
------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 3.71%
                        REPURCHASE AGREEMENT: 3.71%
     $      7,881,000   State Street Bank Repurchase Agreement, 1.200%, due
                        01/02/03, $7,881,525 to be received upon repurchase
                        (Collateralized by $8,040,800 USTB, 9.125%, due
                        05/15/18)                                            $  7,881,000
                                                                             ------------
                        Total Short-Term Investments
                          (Cost $7,881,000)                                     7,881,000
                                                                             ------------

                         TOTAL INVESTMENTS IN SECURITIES             100.02%  $212,601,507
                          (COST $219,093,026)*
                         OTHER ASSETS AND LIABILITIES-NET             -0.02%       (39,830)
                                                                     -------  ------------
                         NET ASSETS                                  100.00%  $212,561,677
                                                                     =======  ============

 @    Non-income producing security
 @@   Foreign Issuer
 *    Cost for federal income tax purposes is $227,114,998. Net
      unrealized depreciation consists of:

                        Gross Unrealized Appreciation                              $  2,262,779
                        Gross Unrealized Depreciation                               (16,776,270)
                                                                                   ------------
                        Net Unrealized Depreciation                                $(14,513,491)
                                                                                   ============

                 See Accompanying Notes to Financial Statements

ING
VP
BALANCED
PORTFOLIO

                PORTFOLIO OF INVESTMENTS as of December 31, 2002
--------------------------------------------------------------------------------


       Shares                                                                 Value
----------------------------------------------------------------------------------------
COMMON STOCKS: 58.75%
                               AEROSPACE/DEFENSE: 1.29%
               34,275    @     Alliant Techsystems, Inc.                  $    2,137,046
               80,550          Boeing Co.                                      2,657,345
               35,825          Goodrich Corp.                                    656,314
               42,450          Lockheed Martin Corp.                           2,451,488
                   17          Northrop Grumman Corp.                              1,656
               89,500          Rockwell Collins, Inc.                          2,081,770
               93,650          United Technologies Corp.                       5,800,681
                                                                          --------------
                                                                              15,786,300
                                                                          --------------
                               AGRICULTURE: 0.58%
              176,000          Philip Morris Cos., Inc.                        7,133,280
                                                                          --------------
                                                                               7,133,280
                                                                          --------------
                               AIRLINES: 0.02%
               24,875    @     ExpressJet Holdings, Inc.                         254,969
                                                                          --------------
                                                                                 254,969
                                                                          --------------
                               APPAREL: 0.87%
               60,650    @     Jones Apparel Group, Inc.                       2,149,436
              145,950          Liz Claiborne, Inc.                             4,327,418
                   50          Nike, Inc.                                          2,224
               54,800    @     Reebok International Ltd.                       1,611,120
               82,525    @     Skechers U.S.A., Inc.                             700,637
               51,400          VF Corp.                                        1,852,970
                                                                          --------------
                                                                              10,643,805
                                                                          --------------
                               AUTO MANUFACTURERS: 0.44%
              408,100          Ford Motor Co.                                  3,795,330
               41,850          General Motors Corp.                            1,542,591
                                                                          --------------
                                                                               5,337,921
                                                                          --------------
                               AUTO PARTS & EQUIPMENT: 0.47%
               62,725    @     American Axle & Manufacturing Holdings,
                                Inc.                                           1,469,020
               66,000          Cooper Tire & Rubber Co.                        1,012,440
              124,850          Dana Corp.                                      1,468,236
               84,900    @     Dura Automotive Systems, Inc.                     852,396
              138,800          Goodyear Tire & Rubber Co.                        945,228
                                                                          --------------
                                                                               5,747,320
                                                                          --------------
                               BANKS: 3.39%
              197,900          Bank of America Corp.                          13,767,903
              104,350          Bank One Corp.                                  3,813,993
               62,350          Comerica, Inc.                                  2,696,014
              145,075          Hibernia Corp.                                  2,794,145
              119,350          Huntington Bancshares, Inc.                     2,233,039
                  250          Keycorp                                             6,285
               88,950          Regions Financial Corp.                         2,967,372
               93,350          Union Planters Corp.                            2,626,869
                  150          US Bancorp                                          3,183
              112,900          Wachovia Corp.                                  4,114,076
              136,900          Wells Fargo & Co.                               6,416,503
                   50          Zions Bancorporation                                1,967
                                                                          --------------
                                                                              41,441,349
                                                                          --------------
                               BEVERAGES: 1.65%
               71,550          Anheuser-Busch Cos., Inc.                       3,463,020
              206,050          Coca-Cola Co.                                   9,029,111
               62,000    @     Constellation Brands, Inc.                      1,470,020
              147,150          Pepsico, Inc.                                   6,212,673
                                                                          --------------
                                                                              20,174,824
                                                                          --------------

----------------------------------------------------------------------------------------
       Shares                                                                 Value
                               BIOTECHNOLOGY: 0.54%
              106,250    @     Amgen, Inc.                                $    5,136,125
               46,175    @     Invitrogen Corp.                                1,446,663
                                                                          --------------
                                                                               6,582,788
                                                                          --------------
                               BUILDING MATERIALS: 0.00%
                  150          Masco Corp.                                         3,158
                                                                          --------------
                                                                                   3,158
                                                                          --------------
                               CHEMICALS: 0.59%
               79,825          Ashland, Inc.                                   2,277,407
               89,300          Du Pont EI de Nemours & Co.                     3,786,320
              130,000    @     Hercules, Inc.                                  1,144,000
                                                                          --------------
                                                                               7,207,727
                                                                          --------------
                               COMMERCIAL SERVICES: 0.63%
               86,350    @     Corp.orate Executive Board Co.                  2,756,292
               69,200    @     H&R Block, Inc.                                 2,781,840
               44,550    @     Rent-A-Center, Inc.                             2,225,273
                                                                          --------------
                                                                               7,763,405
                                                                          --------------
                               COMPUTERS: 2.29%
              375,100    @     Dell Computer Corp.                            10,030,174
              593,000          EMC Corp.                                       3,641,020
               63,825    @     Fidelity National Information Solutions,
                                Inc.                                           1,100,981
              481,100          Hewlett-Packard Co.                             8,351,896
               40,650    @     Lexmark International, Inc.                     2,459,325
               52,575    @     Synopsys, Inc.                                  2,426,336
                                                                          --------------
                                                                              28,009,732
                                                                          --------------
                               COSMETICS/PERSONAL CARE: 1.70%
              204,800          Gillette Co.                                    6,217,728
              169,050          Procter & Gamble Co.                           14,528,157
                                                                          --------------
                                                                              20,745,885
                                                                          --------------
                               DISTRIBUTION/WHOLESALE: 0.29%
               28,425    @     Scansource, Inc.                                1,401,353
               80,625    @     Tech Data Corp.                                 2,173,650
                                                                          --------------
                                                                               3,575,003
                                                                          --------------
                               DIVERSIFIED FINANCIAL SERVICES: 4.94%
               61,750    @     Affiliated Managers Group                       3,106,025
              109,650    @     American Express Co.                            3,876,128
               42,100          Bear Stearns Cos., Inc.                         2,500,740
               85,550          Capital One Financial Corp.                     2,542,546
              415,500          Citigroup, Inc.                                14,621,445
               49,750          Countrywide Financial Corp.                     2,569,588
              151,600          Fannie Mae                                      9,752,428
              118,500          Freddie Mac                                     6,997,425
                  150          Household International, Inc.                       4,172
              173,550          JP Morgan Chase & Co.                           4,165,200
              273,950          MBNA Corp.                                      5,210,529
                  150          Merrill Lynch & Co., Inc.                           5,693
               90,150          Morgan Stanley                                  3,598,788
              226,850          Providian Financial Corp.                       1,472,257
                                                                          --------------
                                                                              60,422,964
                                                                          --------------
                               ELECTRIC: 1.59%
              135,800          Allegheny Energy, Inc.                          1,026,648
                  100          Cinergy Corp.                                       3,372
              148,800          CMS Energy Corp.                                1,404,672
               24,000          Dominion Resources, Inc.                        1,317,600
               53,500          DTE Energy Co.                                  2,482,400
               73,500          Duke Energy Corp.                               1,436,190

                 See Accompanying Notes to Financial Statements

ING
VP
BALANCED
PORTFOLIO

          PORTFOLIO OF INVESTMENTS as of December 31, 2002 (Continued)
--------------------------------------------------------------------------------


       Shares                                                                 Value
----------------------------------------------------------------------------------------
                               ELECTRIC (CONTINUED)
              152,600    @     Edison International                       $    1,808,310
                  100          Entergy Corp.                                       4,559
               72,850          Exelon Corp.                                    3,844,295
              169,750    @     PG&E Corp.                                      2,359,525
               84,425          PNM Resources, Inc.                             2,011,004
               62,250          Southern Co.                                    1,767,278
                                                                          --------------
                                                                              19,465,853
                                                                          --------------
                               ELECTRICAL EQUIPMENT: 0.16%
              125,400    @     American Power Conversion                       1,899,810
                   50          Emerson Electric Co.                                2,543
                                                                          --------------
                                                                               1,902,353
                                                                          --------------
                               ELECTRONICS: 0.45%
               62,500          AVX Corp.                                         612,500
              113,450    @     Jabil Circuit, Inc.                             2,033,024
               75,000   @,@@   Mettler Toledo International, Inc.              2,404,500
                   50          Parker Hannifin Corp.                               2,307
              130,600    @     Solectron Corp.                                   463,630
                                                                          --------------
                                                                               5,515,961
                                                                          --------------
                               ENGINEERING & CONSTRUCTION: 0.14%
               59,850          Fluor Corp.                                     1,675,800
                                                                          --------------
                                                                               1,675,800
                                                                          --------------
                               ENTERTAINMENT: 0.15%
               62,250    @     Argosy Gaming Co.                               1,178,393
               22,875    @     GTECH Holdings Corp.                              637,298
                                                                          --------------
                                                                               1,815,691
                                                                          --------------
                               ENVIRONMENTAL CONTROL: 0.12%
              142,150    @     Allied Waste Industries, Inc.                   1,421,500
                                                                          --------------
                                                                               1,421,500
                                                                          --------------
                               FOOD: 0.36%
               89,400    @     Chiquita Brands International, Inc.             1,185,444
              168,650    @@    Fresh Del Monte Produce                         3,189,172
                                                                          --------------
                                                                               4,374,616
                                                                          --------------
                               FOREST PRODUCTS & PAPER: 0.13%
               45,950          International Paper Co.                         1,606,872
                                                                          --------------
                                                                               1,606,872
                                                                          --------------
                               GAS: 0.26%
               37,950          Nicor, Inc.                                     1,291,439
              111,000          Northwestern Corp.                                563,880
               34,050          Peoples Energy Corp.                            1,316,033
                  200          Sempra Energy                                       4,730
                                                                          --------------
                                                                               3,176,082
                                                                          --------------
                               HAND/MACHINE TOOLS: 0.14%
               40,650          Black & Decker Corp.                            1,743,479
                                                                          --------------
                                                                               1,743,479
                                                                          --------------
                               HEALTHCARE -- PRODUCTS: 2.85%
               93,000          Becton Dickinson & Co.                          2,854,170
              102,525          Cooper Cos., Inc.                               2,565,176
               65,750          CR Bard, Inc.                                   3,813,500
               70,650    @     Edwards Lifesciences Corp.                      1,799,456
               99,500          Guidant Corp.                                   3,069,575
               31,550    @     Immucor, Inc.                                     638,888
              245,950          Johnson & Johnson                              13,209,975
               86,575    @     Respironics, Inc.                               2,634,564

----------------------------------------------------------------------------------------
       Shares                                                                 Value
               68,700    @     St-Jude Medical, Inc.                      $    2,728,764
               30,975    @     Varian Medical Systems, Inc.                    1,536,360
                                                                          --------------
                                                                              34,850,428
                                                                          --------------
                               HEALTHCARE -- SERVICES: 1.16%
               62,100    A     Aetna, Inc.                                     2,553,552
               48,400    @     Anthem, Inc.                                    3,044,360
               63,450          UnitedHealth Group, Inc.                        5,298,075
               45,850    @     WellPoint Health Networks                       3,262,686
                                                                          --------------
                                                                              14,158,673
                                                                          --------------
                               HOME BUILDERS: 0.26%
               34,500          Centex Corp.                                    1,731,900
               35,800          KB Home                                         1,534,030
                                                                          --------------
                                                                               3,265,930
                                                                          --------------
                               HOUSEHOLD PRODUCTS/WARES: 0.77%
              239,650    @     American Greetings                              3,786,470
               43,100          Avery Dennison Corp.                            2,632,548
               71,900          Clorox Co.                                      2,965,875
                                                                          --------------
                                                                               9,384,893
                                                                          --------------
                               INSURANCE: 2.06%
              209,000          American International Group                   12,090,650
               56,200          Cigna Corp.                                     2,310,944
               75,575          First American Corp.                            1,677,765
                   50          Loews Corp.                                         2,223
               48,650          MGIC Investment Corp.                           2,009,245
               63,700          Progressive Corp.                               3,161,431
              269,468    @     Travelers Property Casualty Corp.               3,947,706
                                                                          --------------
                                                                              25,199,964
                                                                          --------------
                               INTERNET: 0.29%
               47,275    @     j2 Global Communications, Inc.                    900,116
               26,700    @     Overture Services, Inc.                           729,177
              256,000    @     Riverstone Networks, Inc.                         542,720
               37,175    @     United Online, Inc.                               592,607
               94,450    @     VeriSign, Inc.                                    757,489
                  100    @     Yahoo, Inc.                                         1,635
                                                                          --------------
                                                                               3,523,744
                                                                          --------------
                               IRON/STEEL: 0.38%
              184,400          Allegheny Technologies, Inc.                    1,148,812
               45,100          Nucor Corp.                                     1,862,630
              129,250          United States Steel Corp.                       1,695,760
                                                                          --------------
                                                                               4,707,202
                                                                          --------------
                               LEISURE TIME: 0.37%
              110,950    @     Bally Total Fitness Holding Corp.                 786,636
               62,000          Brunswick Corp.                                 1,231,320
               43,650          Polaris Industries, Inc.                        2,557,890
                                                                          --------------
                                                                               4,575,846
                                                                          --------------
                               LODGING: 0.16%
               49,250    @     Harrah's Entertainment, Inc.                    1,950,300
                                                                          --------------
                                                                               1,950,300
                                                                          --------------
                               MACHINERY -- DIVERSIFIED: 0.00%
                  400          Rockwell Automation, Inc.                           8,284
                                                                          --------------
                                                                                   8,284
                                                                          --------------
                               MEDIA: 1.21%
               46,350    @     Clear Channel Communications, Inc.              1,728,392
               68,850    @     Entercom Communications Corp.                   3,230,442
               33,400          Meredith Corp.                                  1,373,074

                 See Accompanying Notes to Financial Statements

ING
VP
BALANCED
PORTFOLIO

          PORTFOLIO OF INVESTMENTS as of December 31, 2002 (Continued)
--------------------------------------------------------------------------------


       Shares                                                                 Value
----------------------------------------------------------------------------------------
                               MEDIA (CONTINUED)
              144,650    @     Viacom, Inc.                               $    5,895,934
              155,100          Walt Disney Co.                                 2,529,681
                                                                          --------------
                                                                              14,757,523
                                                                          --------------
                               METAL FABRICATE/HARDWARE: 0.16%
               58,050          Quanex Corp.                                    1,944,675
                                                                          --------------
                                                                               1,944,675
                                                                          --------------
                               MINING: 0.08%
               33,650          Newmont Mining Corp.                              976,860
                  100    @     Phelps Dodge Corp.                                  3,165
                                                                          --------------
                                                                                 980,025
                                                                          --------------
                               MISCELLANEOUS MANUFACTURER: 2.92%
               33,800          3M Co.                                          4,167,540
              116,925          Crane Co.                                       2,330,315
               81,950          Eastman Kodak Co.                               2,871,528
              824,650          General Electric Co.                           20,080,228
               42,750          Harsco Corp.                                    1,363,298
               41,000          ITT Industries, Inc.                            2,488,290
               56,700          Textron, Inc.                                   2,437,533
                                                                          --------------
                                                                              35,738,732
                                                                          --------------
                               OFFICE/BUSINESS EQUIPMENT: 0.14%
              242,375          IKON Office Solutions, Inc.                     1,732,981
                                                                          --------------
                                                                               1,732,981
                                                                          --------------
                               OIL & GAS: 2.55%
               39,900          Amerada Hess Corp.                              2,196,495
               49,800          Apache Corp.                                    2,838,102
               56,150          ConocoPhillips                                  2,717,099
              559,850          Exxon Mobil Corp.                              19,561,159
                  350          Marathon Oil Corp.                                  7,452
              118,300          Transocean, Inc.                                2,744,560
               47,200          XTO Energy, Inc.                                1,165,840
                                                                          --------------
                                                                              31,230,707
                                                                          --------------
                               OIL & GAS SERVICES: 0.11%
              166,450    @     Veritas DGC, Inc.                               1,314,955
                                                                          --------------
                                                                               1,314,955
                                                                          --------------
                               PACKAGING & CONTAINERS: 0.46%
               39,800          Ball Corp.                                      2,037,362
              121,150    @     Owens-Illinois, Inc.                            1,766,367
               85,300    @     Pactiv Corp.                                    1,864,658
                                                                          --------------
                                                                               5,668,387
                                                                          --------------
                               PHARMACEUTICALS: 3.07%
               71,050    @     AdvancePCS                                      1,578,021
               44,100          AmerisourceBergen Corp.                         2,395,071
               53,025    @     Express Scripts, Inc.                           2,547,321
               60,650    @     Medicis Pharmaceutical                          3,012,486
              185,650          Merck & Co., Inc.                              10,509,647
              509,950          Pfizer, Inc.                                   15,589,172
               67,950    @     Watson Pharmaceuticals, Inc.                    1,920,947
                                                                          --------------
                                                                              37,552,665
                                                                          --------------
                               REAL ESTATE: 0.16%
               54,025          LNR Property Corp.                              1,912,485
                                                                          --------------
                                                                               1,912,485
                                                                          --------------
                               REITS: 0.49%
               43,575          CBL & Associates Properties, Inc.               1,745,179
               51,525          Chelsea Property Group, Inc.                    1,716,298

----------------------------------------------------------------------------------------
       Shares                                                                 Value
               27,350          General Growth Properties, Inc.            $    1,422,200
              129,700    @     Host Marriott Corp.                             1,147,845
                                                                          --------------
                                                                               6,031,522
                                                                          --------------
                               RETAIL: 4.37%
                  200    @     Big Lots, Inc.                                      2,646
               69,400          Dillard's, Inc.                                 1,100,684
                  100    @     Federated Department Stores                         2,876
              222,550          Gap, Inc.                                       3,453,976
              188,350          Home Depot, Inc.                                4,512,866
               60,175    @     Jack in the Box, Inc.                           1,040,426
              105,150          JC Penney Co.                                   2,419,502
              151,150          Lowe's Cos., Inc.                               5,668,125
              175,550          Ltd. Brands                                     2,445,412
              106,600          McDonald's Corp.                                1,714,128
               68,250    @     Movie Gallery, Inc.                               887,250
              126,250    @     Office Depot, Inc.                              1,863,450
               18,625    @     Panera Bread Co.                                  648,336
               96,600          RadioShack Corp.                                1,810,284
               69,125    @     ShopKo Stores, Inc.                               860,606
               42,350    @     Sports Authority, Inc.                            296,450
              168,150    @     Staples, Inc.                                   3,077,145
               75,150          Target Corp.                                    2,254,500
              117,150    @     United Auto Group, Inc.                         1,460,861
              354,700          Wal-Mart Stores, Inc.                          17,915,897
                                                                          --------------
                                                                              53,435,420
                                                                          --------------
                               SAVINGS & LOANS: 2.03%
              282,750          BankAtlantic Bancorp, Inc.                      2,671,988
               69,800          Downey Financial Corp.                          2,722,200
               85,400    @     FirstFed Financial Corp.                        2,472,330
              131,375          Flagstar Bancorp, Inc.                          2,837,700
               46,300          Golden West Financial Corp.                     3,324,803
               83,200          New York Community Bancorp, Inc.                2,402,816
              181,450          Washington Mutual, Inc.                         6,265,469
               61,400          Webster Financial Corp.                         2,136,720
                                                                          --------------
                                                                              24,834,026
                                                                          --------------
                               SEMICONDUCTORS: 1.57%
                  200    @     Analog Devices, Inc.                                4,774
              134,650    @     Applied Materials, Inc.                         1,754,490
              140,225    @     Cirrus Logic, Inc.                                403,848
              190,700    @     GlobespanVirata, Inc.                             840,987
              542,350          Intel Corp.                                     8,444,390
              106,050          Linear Technology Corp.                         2,727,606
               68,200    @     Novellus Systems, Inc.                          1,915,056
                   50    @     QLogic Corp.                                        1,726
              169,425    @     Silicon Image, Inc.                             1,016,550
              135,750          Texas Instruments, Inc.                         2,037,608
                                                                          --------------
                                                                              19,147,035
                                                                          --------------
                               SOFTWARE: 4.38%
                   50          Adobe Systems, Inc.                                 1,240
               57,300          Automatic Data Processing                       2,249,025
              112,050    @     BMC Software, Inc.                              1,917,176
               28,975    @     Certegy, Inc.                                     711,336
              280,700    @     Compuware Corp.                                 1,347,360
               83,150    @     Dun & Bradstreet Corp.                          2,867,844
               43,450    @     Electronic Arts, Inc.                           2,162,507
               71,350          First Data Corp.                                2,526,504
              111,125          Inter-Tel, Inc.                                 2,323,624
               63,900    @     Mercury Interactive Corp.                       1,894,635
              436,600    @     Microsoft Corp.                                22,572,220
              371,775    @     Novell, Inc.                                    1,241,729
              822,400    @     Oracle Corp.                                    8,881,920
                  250    @     Peoplesoft, Inc.                                    4,575

                 See Accompanying Notes to Financial Statements

ING
VP
BALANCED
PORTFOLIO

          PORTFOLIO OF INVESTMENTS as of December 31, 2002 (Continued)
--------------------------------------------------------------------------------


       Shares                                                                 Value
----------------------------------------------------------------------------------------
                               SOFTWARE (CONTINUED)
              167,125    @     ScanSoft, Inc.                             $      869,050
              258,700    @     Siebel Systems, Inc.                            1,935,076
                                                                          --------------
                                                                              53,505,821
                                                                          --------------
                               TELECOMMUNICATIONS: 2.84%
              302,000    @     CIENA Corp.                                     1,552,280
              593,250    @     Cisco Systems, Inc.                             7,771,575
               60,075    @     Commonwealth Telephone Enterprises, Inc.        2,153,088
              188,950          Motorola, Inc.                                  1,634,418
               97,100    @     Polycom, Inc.                                     924,392
                  100          Scientific-Atlanta, Inc.                            1,186
              435,500          Sprint Corp.                                    6,306,040
              371,950          Verizon Communications, Inc.                   14,413,063
                                                                          --------------
                                                                              34,756,042
                                                                          --------------
                               TOYS/GAMES/HOBBIES: 0.24%
              150,850          Mattel, Inc.                                    2,888,778
                                                                          --------------
                                                                               2,888,778
                                                                          --------------
                               TRANSPORTATION: 0.48%
               92,250          United Parcel Service, Inc.                     5,819,130
                                                                          --------------
                                                                               5,819,130
                                                                          --------------
                               Total Common Stocks
                                (Cost $767,250,428)                          718,404,810
                                                                          --------------
      Principal
       Amount                                                                 Value
----------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS AND ASSET BACKED SECURITIES: 1.95%
                               COMMERCIAL MORTGAGE BACKED SECURITIES: 1.79%
     $      3,600,000          First Union National Bank,
                                6.136%, due 12/15/10                      $    4,003,935
              500,000          GE Capital Commercial Mortgage Corp.,
                                6.531%, due 03/15/11                             565,376
              200,000          JP Morgan Chase Commercial Mortgage
                                Securities Corp.,
                                6.162%, Due 05/12/34                             221,532
            3,120,000          JP Morgan Chase Commercial Mortgage
                                Securities Corp.,
                                6.244%, Due 04/15/35                           3,470,417
            2,340,000          LB-UBS Commercial Mortgage Trust,
                                4.659%, due 12/15/26                           2,385,017
            3,800,000          LB-UBS Commercial Mortgage Trust,
                                6.133%, due 12/15/30                           4,206,067
            3,000,000          LB-UBS Commercial Mortgage Trust,
                                7.370%, due 08/15/26                           3,540,830
            3,120,000          Mortgage Capital Funding, Inc.,
                                6.663%, due 03/18/30                           3,518,334
                                                                          --------------
                                                                              21,911,508
                                                                          --------------
                               CREDIT CARD: 0.07%
              775,000          Citibank Credit Card Issuance Trust,
                                5.650%, due 06/16/08                             845,536
                                                                          --------------
                                                                                 845,536
                                                                          --------------

      Principal
       Amount                                                                 Value
----------------------------------------------------------------------------------------
                               WHOLE LOAN COLLATERALIZED MORTGAGE: 0.09%
     $      1,125,774    xx    Bear Stearns Adjustable Rate Mortgage
                                Trust,
                                6.059%, due 01/25/32                      $    1,146,003
                                                                          --------------
                                                                               1,146,003
                                                                          --------------
                               Total Collateralized Mortgage Obligations and Asset
                                Backed Securities
                                 (Cost $22,556,073)                           23,903,047
                                                                          --------------
CORPORATE BONDS: 12.56%
                               AEROSPACE/DEFENSE: 0.45%
              680,000          Lockheed Martin Corp.,
                                8.200%, due 12/01/09                             841,498
              680,000          Northrop Grumman Corp.,
                                7.125%, due 02/15/11                             774,096
            1,321,000          Raytheon Co.,
                                6.150%, due 11/01/08                           1,426,882
            1,340,000          United Technologies Corp.,
                                4.875%, due 11/01/06                           1,419,356
              840,000          United Technologies Corp.,
                                7.125%, due 11/15/10                             986,878
                                                                          --------------
                                                                               5,448,710
                                                                          --------------
                               AGENCIES: 0.09%
            1,062,581          Vendee Mortgage Trust,
                                6.750%, due 11/15/14                           1,071,980
                                                                          --------------
                                                                               1,071,980
                                                                          --------------
                               AGRICULTURE: 0.19%
            1,140,000          RJ Reynolds Tobacco Holdings, Inc.,
                                6.500%, due 06/01/07                           1,190,523
            1,120,000          RJ Reynolds Tobacco Holdings, Inc.,
                                7.250%, due 06/01/12                           1,173,897
                                                                          --------------
                                                                               2,364,420
                                                                          --------------
                               AUTO MANUFACTURERS: 0.49%
            1,225,000          DaimlerChrysler NA Holding Corp.,
                                7.200%, due 09/01/09                           1,363,696
            1,540,000          Ford Motor Co.,
                                6.375%, due 02/01/29                           1,190,340
            1,695,000          Ford Motor Co.,
                                6.625%, due 10/01/28                           1,355,130
            1,195,000          General Motors Corp.,
                                6.750%, due 05/01/28                           1,043,572
            1,065,000          General Motors Corp.,
                                7.200%, due 01/15/11                           1,071,076
                                                                          --------------
                                                                               6,023,814
                                                                          --------------
                               BANKS: 0.47%
            1,195,000          Bank of America Corp.,
                                6.375%, due 02/15/08                           1,345,593
              255,000          Bank of America Corp.,
                                7.800%, due 02/15/10                             303,751
              765,000          Bank One Corp.,
                                5.250%, due 01/30/13                             788,993
            1,050,000          Wachovia Corp.,
                                6.400%, due 04/01/08                           1,178,405
            1,870,000          Wells Fargo Bank NA,
                                6.450%, due 02/01/11                           2,102,598
                                                                          --------------
                                                                               5,719,340
                                                                          --------------

                 See Accompanying Notes to Financial Statements

ING
VP
BALANCED
PORTFOLIO

          PORTFOLIO OF INVESTMENTS as of December 31, 2002 (Continued)
--------------------------------------------------------------------------------


      Principal
       Amount                                                                 Value
----------------------------------------------------------------------------------------
                               BEVERAGES: 0.20%
     $      1,030,000          Anheuser-Busch Cos., Inc.,
                                5.950%, due 01/15/33                      $    1,082,892
            1,205,000          Coors Brewing Co.,
                                6.375%, due 05/15/12                           1,349,054
                                                                          --------------
                                                                               2,431,946
                                                                          --------------
                               BUILDING MATERIALS: 0.04%
              490,000          CRH America, Inc.,
                                6.950%, due 03/15/12                             549,884
                                                                          --------------
                                                                                 549,884
                                                                          --------------
                               CHEMICALS: 0.11%
            1,310,000          Dow Chemical Co.,
                                5.750%, due 11/15/09                           1,357,222
                                                                          --------------
                                                                               1,357,222
                                                                          --------------
                               COMMERCIAL MORTGAGE BACKED SECURITIES: 0.20%
            2,060,000          Chase Manhattan Bank,
                                7.439%, due 07/15/09                           2,415,393
                                                                          --------------
                                                                               2,415,393
                                                                          --------------
                               COMMERCIAL SERVICES: 0.12%
            1,415,000          Hertz Corp.,
                                8.250%, due 06/01/05                           1,438,540
                                                                          --------------
                                                                               1,438,540
                                                                          --------------
                               DIVERSIFIED FINANCIAL SERVICES: 2.52%
              400,000          American Express Credit Corp.,
                                4.250%, due 02/07/05                             415,676
              520,000          American General Finance Corp.,
                                5.750%, due 03/15/07                             561,527
            1,135,000          Associates Corp. Of N. America,
                                6.250%, due 11/01/08                           1,252,720
            1,115,000          Boeing Capital Corp.,
                                7.375%, due 09/27/10                           1,245,963
              460,000    #     Bombardier Capital, Inc.,
                                6.125%, due 06/29/06                             416,597
              415,000    #     Bombardier Capital, Inc.,
                                7.500%, due 10/17/05                             386,377
            1,260,000          Caterpillar Financial Services Corp.,
                                2.030%, due 01/31/05                           1,261,991
            1,000,000          CIT Group, Inc.,
                                5.500%, due 11/30/07                           1,023,470
              785,000          Citigroup, Inc.,
                                5.625%, due 08/27/12                             826,952
              575,000          Citigroup, Inc.,
                                6.750%, due 12/01/05                             639,811
            2,835,000          Countrywide Home Loans, Inc.,
                                2.526%, due 10/23/06                           2,819,816
              200,000          Countrywide Home Loans, Inc.,
                                4.250%, due 12/19/07                             202,644
              400,000          Credit Suisse First Boston USA, Inc.,
                                4.625%, due 01/15/08                             405,916
            2,635,000          Ford Motor Credit Co.,
                                6.500%, due 01/25/07                           2,604,921
              367,000          Ford Motor Credit Co.,
                                7.250%, due 10/25/11                             357,174
            1,285,000          Ford Motor Credit Co.,
                                7.375%, due 10/28/09                           1,275,273
            3,055,000          General Electric Capital Corp.,
                                5.000%, due 06/15/07                           3,238,004
              425,000          General Electric Capital Corp.,
                                6.000%, due 06/15/12                             459,695
            2,130,000          General Motors Acceptance Corp.,
                                7.250%, due 03/02/11                           2,173,855

      Principal
       Amount                                                                 Value
----------------------------------------------------------------------------------------
     $        390,000          Goldman Sachs Group, Inc.,
                                5.700%, due 09/01/12                      $      406,370
              120,000          Household Finance Corp.,
                                5.750%, due 01/30/07                             125,707
            1,272,000          Household Finance Corp.,
                                6.375%, due 11/27/12                           1,330,320
              284,000          Household Finance Corp.,
                                8.000%, due 07/15/10                             321,292
            3,930,000          International Lease Finance Corp.,
                                3.173%, due 10/18/04                           3,939,224
              720,000          Morgan Stanley,
                                6.750%, due 04/15/11                             801,399
            1,480,000          Morgan Stanley,
                                7.750%, due 06/15/05                           1,652,182
              600,000          Textron Financial Corp.,
                                7.125%, due 12/09/04                             642,400
                                                                          --------------
                                                                              30,787,276
                                                                          --------------
                               ELECTRIC: 0.98%
            1,340,000          Dominion Resources, Inc.,
                                6.750%, due 12/15/32                           1,380,631
              450,000          Duke Energy Corp.,
                                6.450%, due 10/15/32                             439,020
              900,000          Exelon Generation Co. LLC,
                                6.950%, due 06/15/11                             974,766
              770,000          FirstEnergy Corp.,
                                5.500%, due 11/15/06                             775,147
              355,000          FirstEnergy Corp.,
                                7.375%, due 11/15/31                             345,339
            1,360,000          Florida Power & Light Co.,
                                6.875%, due 12/01/05                           1,517,491
            1,340,000          Georgia Power Co.,
                                4.875%, due 07/15/07                           1,413,583
            1,005,000          Nisource Finance Corp.,
                                7.625%, due 11/15/05                           1,050,352
              870,000    #     Oncor Electric Delivery Co.,
                                7.250%, due 01/15/33                             888,723
            1,195,000    #     Pepco Holdings, Inc.,
                                6.450%, due 08/15/12                           1,267,693
              870,000          PSEG Power LLC,
                                6.950%, due 06/01/12                             885,159
              970,000          Wisconsin Energy Corp.,
                                5.500%, due 12/01/08                           1,048,223
                                                                          --------------
                                                                              11,986,127
                                                                          --------------
                               ENVIRONMENTAL CONTROL: 0.08%
              970,000    #     Waste Management, Inc.,
                                6.375%, due 11/15/12                             999,998
                                                                          --------------
                                                                                 999,998
                                                                          --------------
                               FOOD: 0.59%
            1,030,000          ConAgra Foods, Inc.,
                                6.750%, due 09/15/11                           1,173,237
            1,025,000          ConAgra Foods, Inc.,
                                7.500%, due 09/15/05                           1,149,581
            1,170,000          Kraft Foods, Inc.,
                                6.500%, due 11/01/31                           1,290,048
              535,000          Kroger Co.,
                                6.750%, due 04/15/12                             593,068
            1,140,000          Safeway, Inc.,
                                4.800%, due 07/16/07                           1,177,359
              380,000          Safeway, Inc.,
                                5.800%, due 08/15/12                             398,365

                 See Accompanying Notes to Financial Statements

ING
VP
BALANCED
PORTFOLIO

          PORTFOLIO OF INVESTMENTS as of December 31, 2002 (Continued)
--------------------------------------------------------------------------------


      Principal
       Amount                                                                 Value
----------------------------------------------------------------------------------------
                               FOOD (CONTINUED)
     $        250,000    @@    Sysco International Co.,
                                6.100%, due 06/01/12                      $      281,299
            1,040,000          Unilever Capital Corp.,
                                6.875%, due 11/01/05                           1,166,975
                                                                          --------------
                                                                               7,229,932
                                                                          --------------
                               FOREST PRODUCTS & PAPER: 0.13%
              725,000    @@    Abitibi-Consolidated, Inc.,
                                6.950%, due 12/15/06                             753,865
              825,000          Weyerhaeuser Co.,
                                6.750%, due 03/15/12                             901,086
                                                                          --------------
                                                                               1,654,951
                                                                          --------------
                               HOME BUILDERS: 0.10%
            1,160,000    #     Toll Brothers, Inc.,
                                6.875%, due 11/15/12                           1,196,742
                                                                          --------------
                                                                               1,196,742
                                                                          --------------
                               INSURANCE: 0.15%
              315,000          Allstate Corp.,
                                6.125%, due 12/15/32                             322,002
              350,000          Cigna Corp.,
                                7.875%, due 05/15/27                             346,581
            1,065,000    #     Monumental Global Funding II,
                                6.050%, due 01/19/06                           1,143,339
                                                                          --------------
                                                                               1,811,922
                                                                          --------------
                               MEDIA: 0.62%
            1,930,000          AOL Time Warner, Inc.,
                                6.875%, due 05/01/12                           2,042,504
              525,000          COX Communications, Inc.,
                                7.125%, due 10/01/12                             584,177
              870,000          TCI Communications, Inc.,
                                8.650%, due 09/15/04                             934,441
            1,475,000          Tele-Communications-TCI Group,
                                7.125%, due 02/15/28                           1,378,890
              925,000          Tele-Communications-TCI Group,
                                9.800%, due 02/01/12                           1,113,617
              770,000    #     USA Interactive,
                                7.000%, due 01/15/13                             797,631
              700,000          Walt Disney Co.,
                                5.875%, due 12/15/17                             712,576
                                                                          --------------
                                                                               7,563,836
                                                                          --------------
                               MULTI-NATIONAL: 0.24%
            2,420,000    @@    Inter-American Development Bank,
                                6.750%, due 07/15/27                           2,912,923
                                                                          --------------
                                                                               2,912,923
                                                                          --------------
                               OIL & GAS: 0.94%
            1,115,000          Amerada Hess Corp.,
                                5.900%, due 08/15/06                           1,193,680
              415,000          Apache Corp.,
                                6.250%, due 04/15/12                             466,026
            1,485,000    @@    Burlington Resources Finance Co,
                                5.600%, due 12/01/06                           1,592,599
            1,480,000    @@    Conoco Funding Co.,
                                5.450%, due 10/15/06                           1,598,831
            1,885,000    @@    Conoco Funding Co.,
                                6.350%, due 10/15/11                           2,108,533
              840,000          Devon Energy Corp.,
                                7.950%, due 04/15/32                           1,013,060
            1,715,000    #     Pemex Project Funding Master Trust,
                                7.375%, due 12/15/14                           1,762,163

      Principal
       Amount                                                                 Value
----------------------------------------------------------------------------------------
     $        880,000          Transocean, Inc.,
                                7.500%, due 04/15/31                      $    1,012,671
              700,000          Valero Energy Corp.,
                                7.500%, due 04/15/32                             711,169
                                                                          --------------
                                                                              11,458,732
                                                                          --------------
                               OTHER ABS: 0.49%
            5,290,000          PP&L Transition Bond Co. LLC,
                                7.050%, due 06/25/09                           6,034,700
                                                                          --------------
                                                                               6,034,700
                                                                          --------------
                               PIPELINES: 0.22%
              975,000          Consolidated Natural Gas Co.,
                                6.850%, due 04/15/11                           1,090,153
              682,000          Duke Energy Field Services LLC,
                                7.875%, due 08/16/10                             723,018
              390,000          Kinder Morgan Energy Partners LP,
                                6.750%, due 03/15/11                             424,309
              615,000          Tennessee Gas Pipeline Co.,
                                7.000%, due 10/15/28                             474,992
                                                                          --------------
                                                                               2,712,472
                                                                          --------------
                               REGIONAL (STATE/PROVINCE): 0.20%
            1,300,000    @@    Province of Ontario,
                                5.125%, due 07/17/12                           1,390,887
              840,000    @@    Province of Quebec,
                                7.500%, due 09/15/29                           1,051,685
                                                                          --------------
                                                                               2,442,572
                                                                          --------------
                               RETAIL: 0.01%
              145,000          Kohl's Corp.,
                                6.000%, due 01/15/33                             146,278
                                                                          --------------
                                                                                 146,278
                                                                          --------------
                               SAVINGS & LOANS: 0.15%
            1,830,000          Washington Mutual, Inc.,
                                4.375%, due 01/15/08                           1,866,807
                                                                          --------------
                                                                               1,866,807
                                                                          --------------
                               SOVEREIGN: 1.30%
           14,400,000    @@    Bundesobligation,
                                coupon rate 5.000%, due 02/17/06              15,952,992
                                                                          --------------
                                                                              15,952,992
                                                                          --------------
                               TELECOMMUNICATIONS: 1.00%
              312,000          AT&T Broadband,
                                8.375%, due 03/15/13                             355,157
               31,000          AT&T Corp.,
                                6.000%, due 03/15/09                              31,003
              945,000          AT&T Corp.,
                                6.500%, due 03/15/13                             950,056
              195,000          AT&T Corp.,
                                8.000%, due 11/15/31                             215,674
              720,000          AT&T Wireless Services, Inc.,
                                8.125%, due 05/01/12                             725,005
            1,120,000    @@    British Telecommunications PLC,
                                0.000%, due 12/15/30                           1,433,037
              500,000          Citizens Communications Co.,
                                9.250%, due 05/15/11                             596,586
              950,000    @@    Deutsche Telekom International Finance
                                BV,
                                8.750%, due 06/15/30                           1,101,138
              660,000    @@    France Telecom,
                                9.250%, due 03/01/11                             764,487

                 See Accompanying Notes to Financial Statements

ING
VP
BALANCED
PORTFOLIO

          PORTFOLIO OF INVESTMENTS as of December 31, 2002 (Continued)
--------------------------------------------------------------------------------


      Principal
       Amount                                                                 Value
----------------------------------------------------------------------------------------
                               TELECOMMUNICATIONS (CONTINUED)
     $      1,695,000          Sprint Capital Corp.,
                                8.750%, due 03/15/32                      $    1,615,154
            1,150,000    @@    Telefonica Europe BV,
                                8.250%, due 09/15/30                           1,417,512
              975,000          Verizon Global Funding Corp.,
                                7.375%, due 09/01/12                           1,124,162
              655,000          Verizon Wireless Capital LLC,
                                5.375%, due 12/15/06                             684,997
            1,155,000    @@    Vodafone Group PLC,
                                6.250%, due 11/30/32                           1,158,339
                                                                          --------------
                                                                              12,172,307
                                                                          --------------
                               TEXTILES: 0.09%
              980,000          Mohawk Industries, Inc.,
                                7.200%, due 04/15/12                           1,103,075
                                                                          --------------
                                                                               1,103,075
                                                                          --------------
                               TRANSPORTATION: 0.39%
            1,770,000          CSX Corp.,
                                6.750%, due 03/15/11                           1,979,099
            1,140,000          CSX Corp.,
                                7.450%, due 05/01/07                           1,312,813
            1,300,000          Norfolk Southern Corp.,
                                6.200%, due 04/15/09                           1,438,353
                                                                          --------------
                                                                               4,730,265
                                                                          --------------
                               Total Corporate Bonds
                                 (Cost $146,430,075)                         153,585,156
                                                                          --------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 15.86%
                               FEDERAL HOME LOAN MORTGAGE ASSOCIATION: 3.05%
           14,299,000          5.125%, due 07/15/12                           15,247,753
           21,290,000          6.000%, due 01/15/33                           22,015,180
                                                                          --------------
                                                                              37,262,933
                                                                          --------------
                               FEDERAL NATIONAL MORTGAGE ASSOCIATION: 9.29%
            2,600,000          5.500%, due 01/25/18                            2,694,250
           13,300,000          6.000%, due 02/25/18                           13,902,650
            8,270,000          6.000%, due 02/25/33                            8,549,113
            3,320,000          6.125%, due 03/15/12                            3,791,526
           40,390,000          6.500%, due 02/25/33                           42,056,088
            3,711,179          6.500%, due 11/01/28                            3,871,118
           13,300,000          7.000%, due 02/25/33                           13,989,938
            3,638,598          7.000%, due 06/01/31                            3,833,554
            1,945,128          7.000%, due 11/01/29                            2,048,280
            1,876,958          7.500%, due 01/25/48                            2,035,913
            1,463,077          7.500%, due 06/25/32                            1,584,798
            1,835,848          7.500%, due 10/01/30                            1,950,342
            2,433,029          7.500%, due 11/01/30                            2,584,767
            4,947,779          8.500%, due 01/01/25                            5,386,496
            1,697,362          8.500%, due 11/01/23                            1,849,888
            3,096,803          9.500%, due 10/01/16                            3,451,252
                                                                          --------------
                                                                             113,579,973
                                                                          --------------
                               GOVERNMENT NATIONAL MORTGAGE ASSOCIATION: 3.52%
              783,854          5.375%, due 04/20/28                              806,316
              197,417          6.000%, due 12/20/29                              202,360

      Principal
       Amount                                                                 Value
----------------------------------------------------------------------------------------
     $      9,410,000          6.500%, due 02/15/33                       $    9,871,673
            5,000,000          7.000%, due 02/15/33                            5,298,440
            3,102,288          7.000%, due 09/15/24                            3,313,192
            4,491,113          7.000%, due 10/15/24                            4,795,912
              812,959          7.000%, due 11/15/24                              868,260
            2,111,428          7.500%, due 11/20/30                            2,250,640
            8,769,631          7.500%, due 12/15/23                            9,428,924
              431,965          8.000%, due 07/15/24                              472,132
            5,284,860          8.000%, due 12/15/17                            5,801,230
                                                                          --------------
                                                                              43,109,079
                                                                          --------------
                               Total U.S. Government Obligations
                                 (Cost $189,085,083)                         193,951,985
                                                                          --------------
U.S. TREASURY OBLIGATIONS: 8.89%
                               U.S. TREASURY BONDS: 1.77%
            2,193,000          5.375%, due 02/15/31                            2,391,399
           11,850,000          8.125%, due 05/15/21                           16,658,979
            1,825,000          8.125%, due 08/15/21                            2,568,832
                                                                          --------------
                                                                              21,619,210
                                                                          --------------
                               U.S. TREASURY NOTES: 7.12%
            1,585,000          2.000%, due 11/30/04                            1,598,621
           23,441,000          3.000%, due 01/31/04                           23,884,199
           15,254,000          3.000%, due 11/15/07                           15,442,255
            4,746,000          4.000%, due 11/15/12                            4,814,599
            4,700,000          4.875%, due 02/15/12                            5,105,192
            2,421,000          5.000%, due 02/15/11                            2,660,832
            4,004,000          5.000%, due 08/15/11                            4,391,892
           11,450,000          5.250%, due 11/05/12                           11,813,217
              557,000          5.875%, due 11/15/04                              601,756
           16,650,000          6.250%, due 02/15/03                           16,748,742
                                                                          --------------
                                                                              87,061,305
                                                                          --------------
                               Total U.S. Treasury Obligations
                                 (Cost $106,727,204)                         108,680,515
                                                                          --------------
                               Total Long-Term Investments
                                 (Cost $1,232,048,863)                     1,198,525,513
                                                                          --------------
SHORT-TERM INVESTMENTS: 11.62%
                               COMMERCIAL PAPER: 7.10%
           12,000,000          Bos Treasury Services,
                                1.340%, due 01/14/03                          11,994,640
           12,000,000          Cox Enterprises, Inc.,
                                1.700%, due 01/14/03                          11,993,200
           12,000,000          General Mills, Inc.,
                                1.630%, due 01/14/03                          11,993,480
           15,000,000          General Motors Accept Co,
                                3.986%, due 08/04/03                          14,871,750
           12,000,000          John Deere Capital Corp.,
                                1.610%, due 01/14/03                          11,993,560
           12,000,000          Windmill Funding Corp.,
                                1.350%, due 01/14/03                          11,994,600
           12,000,000          Wyeth,
                                1.800%, due 01/14/03                          11,992,800
                                                                          --------------
                                                                              86,834,030
                                                                          --------------

                 See Accompanying Notes to Financial Statements

ING
VP
BALANCED
PORTFOLIO

          PORTFOLIO OF INVESTMENTS as of December 31, 2002 (Continued)
--------------------------------------------------------------------------------


      Principal
       Amount                                                                 Value
----------------------------------------------------------------------------------------
                               REPURCHASE AGREEMENT: 4.52%
     $     55,200,000          State Street Bank Repurchase Agreement,
                                1.200%, due 01/02/03 $55,203,680 to be
                                received upon repurchase (Collateralized
                                by $51,000,131, FNMA, 2.125%, due
                                11/26/04 and $5,307,483, FNMA 2.250%,
                                due 11/22/04                              $   55,200,000
                                                                          --------------
                                                                              55,200,000
                                                                          --------------
                               Total Short-Term Investment
                                 (Cost $142,162,280)                         142,034,030
                                                                          --------------

                         TOTAL INVESTMENTS IN SECURITIES            109.63%  $1,340,559,543
                          (COST $1,374,211,143)*
                         OTHER ASSETS AND LIABILITIES-NET            -9.63%    (117,785,734)
                                                                    -------  --------------
                         NET ASSETS                                 100.00%  $1,222,773,809
                                                                    =======  ==============

 @    Non-income producing security
 @@   Foreign Issuer
 A    Related Party
 #    Securities purchased pursuant to Rule 144A, under the
      Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
 xx   Value of Securities obtained from one or more dealers making markets in the securities which have been adjusted based on the Portfolio's valuation procedures.
 *    Cost for federal income tax purposes is $1,419,145,545. Net unrealized depreciation consists of:

                        Gross Unrealized Appreciation                             $  34,297,325
                        Gross Unrealized Depreciation                              (112,883,327)
                                                                                  -------------
                        Net Unrealized Depreciation                               $ (78,586,002)
                                                                                  =============

Information concerning open futures contracts at December 31, 2002 is shown below:

                             NO. OF      NOTIONAL     EXPIRATION              UNREALIZED
                            CONTRACTS  MARKET VALUE      DATE     COMMITMENT  GAIN/(LOSS)
                            ---------  ------------      ----     ----------  -----------
LONG CONTRACTS
-----------
                               880     $99,600,000      Mar-03       Buy      $ 2,312,475
U.S. 5 Year Treasury Bond
                               83        9,353,063      Mar-03       Buy          253,773
U.S. 20 Year Treasury Bond
                                       ------------                           -----------
                                       $109,013,063                           $ 2,566,248
                                       ============                           ===========
SHORT CONTRACTS
-----------
                               20      $ 4,303,750      Mar-03       Sell     $    (1,350)
U.S. 2 Year Treasury Bond
                              1061     122,064,734      Mar-03       Sell      (3,618,083)
U.S. 10 Year Treasury Bond
                                       ------------                           -----------
                                       $126,368,484                           $(3,619,433)
                                       ============                           ===========

Information concerning the following open swap contracts at December 31, 2002 is shown below:

SWAP COUNTER PARTY        BEAR STEARNS
Notional Principal        $7,650,000
Fund will Pay:            Notional amount times (libor rate + 0.675%) times actual
                          days divided by 360
Effective LIBOR rate:     1.4388%
Fund will receive:        Notional amount times Index Return [1]. Positive amounts are paid to the Fund. The absolute value of negative amounts are paid to Bear Stearns.
Index:                    Bear Stearns High Yield Composite Index
Payment Date:             Monthly on the 5th
Net unrealized gain:      $62,222
Termination date:         July 1, 2003

 [1]  Index return calculation: (Ending Index Level -- Starting
      Index Level) / Starting Index Level.

                 See Accompanying Notes to Financial Statements

ING
VP
BALANCED
PORTFOLIO

          PORTFOLIO OF INVESTMENTS as of December 31, 2002 (Continued)
--------------------------------------------------------------------------------


SWAP COUNTER PARTY        BEAR STEARNS
Notional Principal        $7,650,000
Fund will Pay:            Notional amount times (libor rate + 0.80%) times actual days divided by 360
Effective LIBOR rate:     1.4388%
Fund will receive:        Notional amount times Index Return [1]. Positive amounts are paid to the Fund. The absolute value of negative amounts are paid to
                          Bear Stearns.
Index:                    Bear Stearns High Yield Composite Index
Payment Date:             Monthly on the 5th
Net unrealized gain:      $61,425
Termination date:         July 1, 2003

 [1]  Index return calculation: (Ending Index Level -- Starting
      Index Level) / Starting Index Level.

SWAP COUNTER PARTY        LEHMAN BROTHERS
Notional Principal        $7,650,000
Fund will Pay:            Notional amount times (libor rate + 1.05%) times actual days divided by 360
Effective LIBOR rate:     1.4388%
Fund will receive:        Notional amount times Index Return [1]. Positive amounts are paid to the Fund. The absolute value of negative amounts are paid to
                          Lehman Brothers.
Index:                    Lehman Brothers U.S. Corporate High Yield Index
Payment Date:             Monthly on the 5th
Net unrealized gain:      $91,123
Termination date:         January 1, 2003

 [1]  Index return calculation: (Ending Index Level -- Starting
      Index Level) / (Starting Index Level + 100).

SWAP COUNTER PARTY        MERRILL LYNCH
Notional Principal        $7,650,000
Fund will Pay:            Notional amount times (libor rate + 1.00%) times actual days divided by 360
Effective LIBOR rate:     1.7900%
Fund will receive:        Notional amount times Index Return [1]. Positive amounts are paid to the Fund. The absolute value of negative amounts are paid to
                          Merrill Lynch Capital Services.
Index:                    U.S. High Yield Cash Pay Index
Payment Date:             Quarterly on the 2nd
Net unrealized gain:      $472,007
Termination date:         July 2, 2003

 [1]  Index return calculation: (Ending Index Level -- Starting
      Index Level) / Starting Index Level.

SWAP COUNTER PARTY        MERRILL LYNCH
Notional Principal        $4,535,000
Fund will Pay:            Notional amount times (libor rate + 0.90%) times actual days divided by 360
Effective LIBOR rate:     1.7900%
Fund will receive:        Notional amount times Index Return [1]. Positive amounts are paid to the Fund. The absolute value of negative amounts are paid to
                          Merrill Lynch Capital Services.
Index:                    U.S. High Yield Cash Pay Index
Payment Date:             Quarterly on the 2nd
Net unrealized gain:      $280,957
Termination date:         July 2, 2003

 [1]  Index return calculation: (Ending Index Level -- Starting
      Index Level) / Starting Index Level.

                 See Accompanying Notes to Financial Statements

ING
VP
GROWTH &
INCOME

                PORTFOLIO OF INVESTMENTS as of December 31, 2002
--------------------------------------------------------------------------------


       Shares                                                                  Value

-----------------------------------------------------------------------------------------

COMMON STOCKS: 98.48%
                               AEROSPACE/DEFENSE: 2.04%
              558,000    @     L-3 Communications Holdings, Inc.           $   25,059,780
              131,000          Lockheed Martin Corp.                            7,565,250
              635,000          United Technologies Corp.                       39,331,900
                                                                           --------------
                                                                               71,956,930
                                                                           --------------

                               AGRICULTURE: 0.86%
              747,000          Philip Morris Cos., Inc.                        30,275,910
                                                                           --------------
                                                                               30,275,910
                                                                           --------------

                               APPAREL: 1.00%
              992,500    @     Jones Apparel Group, Inc.                       35,174,200
                                                                           --------------
                                                                               35,174,200
                                                                           --------------

                               BANKS: 6.74%
              600,000          AmSouth Bancorp                                 11,520,000
            1,262,000          Bank of America Corp.                           87,797,340
              620,700          Charter One Financial, Inc.                     17,832,711
            1,261,300          National City Corp.                             34,458,716
              573,000          North Fork Bancorporation, Inc.                 19,333,020
            1,827,000          Wachovia Corp.                                  66,575,880
                                                                           --------------
                                                                              237,517,667
                                                                           --------------

                               BEVERAGES: 2.57%
            1,872,600          Anheuser-Busch Cos., Inc.                       90,633,840
                                                                           --------------
                                                                               90,633,840
                                                                           --------------

                               BIOTECHNOLOGY: 0.80%
              582,300    @     Amgen, Inc.                                     28,148,382
                                                                           --------------
                                                                               28,148,382
                                                                           --------------

                               BUILDING MATERIALS: 1.34%
              662,800    @     American Standard Cos., Inc.                    47,151,592
                                                                           --------------
                                                                               47,151,592
                                                                           --------------

                               CHEMICALS: 0.35%
              339,700          Eastman Chemical Co.                            12,490,769
                                                                           --------------
                                                                               12,490,769
                                                                           --------------

                               COMMERCIAL SERVICES: 0.45%
              684,700          Equifax, Inc.                                   15,843,958
                                                                           --------------
                                                                               15,843,958
                                                                           --------------

                               COMPUTERS: 4.93%
            3,372,000    @     Brocade Communications Systems, Inc.            13,960,080
              600,000    @     Dell Computer Corp.                             16,044,000
            1,235,000    @     EMC Corp.                                        7,582,900
            2,091,000          Hewlett-Packard Co.                             36,299,760
              818,900          International Business Machines Corp.           63,464,750
            2,374,000    @     Sun Microsystems, Inc.                           7,383,140
              955,025    @     Sungard Data Systems, Inc.                      22,500,389
              676,100    @     Unisys Corp.                                     6,693,390
                                                                           --------------
                                                                              173,928,409
                                                                           --------------

                               COSMETICS/PERSONAL CARE: 4.88%
              972,300          Kimberly-Clark Corp.                            46,155,081
            1,464,000          Procter & Gamble Co.                           125,816,160
                                                                           --------------
                                                                              171,971,241
                                                                           --------------

                               DISTRIBUTION/WHOLESALE: 0.20%
              262,500    @     Tech Data Corp.                                  7,077,000
                                                                           --------------
                                                                                7,077,000
                                                                           --------------


-----------------------------------------------------------------------------------------

       Shares                                                                  Value
                               DIVERSIFIED FINANCIAL SERVICES: 10.33%
            1,250,000          Bear Stearns Cos., Inc.                     $   74,250,000
            2,584,399          Citigroup, Inc.                                 90,945,001
              818,000          Countrywide Financial Corp.                     42,249,700
            1,077,000          Fannie Mae                                      69,283,410
            1,119,200          JP Morgan Chase & Co.                           26,860,800
              235,000          Merrill Lynch & Co., Inc.                        8,918,250
              497,000          SLM Corp.                                       51,618,420
                                                                           --------------
                                                                              364,125,581
                                                                           --------------

                               ELECTRIC: 1.37%
              310,000          DTE Energy Co.                                  14,384,000
              335,000          Entergy Corp.                                   15,272,650
              350,000          Exelon Corp.                                    18,469,500
                                                                           --------------
                                                                               48,126,150
                                                                           --------------

                               ELECTRONICS: 0.07%
              701,000    @     Solectron Corp.                                  2,488,550
                                                                           --------------
                                                                                2,488,550
                                                                           --------------

                               FOOD: 1.34%
            1,377,700          Kellogg Co.                                     47,213,779
                                                                           --------------
                                                                               47,213,779
                                                                           --------------

                               HEALTHCARE -- PRODUCTS: 6.86%
              705,000          Bausch & Lomb, Inc.                             25,380,000
            1,973,800          Becton Dickinson & Co.                          60,575,922
              800,600          CR Bard, Inc.                                   46,434,800
            2,039,600          Johnson & Johnson                              109,546,916
                                                                           --------------
                                                                              241,937,638
                                                                           --------------

                               HEALTHCARE -- SERVICES: 3.14%
              407,600    @     Anthem, Inc.                                    25,638,040
              353,000    @     Quest Diagnostics                               20,085,700
              404,000          UnitedHealth Group, Inc.                        33,734,000
              438,200    @     WellPoint Health Networks                       31,182,312
                                                                           --------------
                                                                              110,640,052
                                                                           --------------

                               HOUSEHOLD PRODUCTS/WARES: 1.16%
              878,700          Fortune Brands, Inc.                            40,868,337
                                                                           --------------
                                                                               40,868,337
                                                                           --------------

                               INSURANCE: 3.20%
            1,219,925          AMBAC Financial Group, Inc.                     68,608,582
              494,100          MGIC Investment Corp.                           20,406,330
              257,000          Prudential Financial, Inc.                       8,157,180
              900,000          UnumProvident Corp.                             15,786,000
                                                                           --------------
                                                                              112,958,092
                                                                           --------------

                               LEISURE TIME: 0.21%
              408,000    @     Sabre Holdings Corp.                             7,388,880
                                                                           --------------
                                                                                7,388,880
                                                                           --------------

                               MEDIA: 2.46%
            1,950,000    @     AOL Time Warner, Inc.                           25,545,000
            1,146,600    @     Comcast Corp.                                   27,025,362
              836,000    @     Viacom, Inc.                                    34,075,360
                                                                           --------------
                                                                               86,645,722
                                                                           --------------

                               MISCELLANEOUS MANUFACTURER: 2.61%
            3,776,100          General Electric Co.                            91,948,035
                                                                           --------------
                                                                               91,948,035
                                                                           --------------


                 See Accompanying Notes to Financial Statements

ING
VP
GROWTH &
INCOME

          PORTFOLIO OF INVESTMENTS as of December 31, 2002 (Continued)
--------------------------------------------------------------------------------


       Shares                                                                  Value

-----------------------------------------------------------------------------------------

                               OIL & GAS: 3.71%
              756,900          Amerada Hess Corp.                          $   41,667,345
            1,914,000          Exxon Mobil Corp.                               66,875,160
              781,000          Occidental Petroleum Corp.                      22,219,450
                                                                           --------------
                                                                              130,761,955
                                                                           --------------

                               OIL & GAS SERVICES: 0.77%
            1,455,200          Halliburton Co.                                 27,226,792
                                                                           --------------
                                                                               27,226,792
                                                                           --------------

                               PACKAGING & CONTAINERS: 0.85%
            1,366,000    @     Pactiv Corp.                                    29,860,760
                                                                           --------------
                                                                               29,860,760
                                                                           --------------

                               PHARMACEUTICALS: 7.69%
            1,229,400          Abbott Laboratories                             49,176,000
              394,300          Allergan, Inc.                                  22,719,566
            1,016,200          Bristol-Myers Squibb Co.                        23,525,030
              686,000    @     Express Scripts, Inc.                           32,955,440
            3,138,400          Pfizer, Inc.                                    95,940,888
              900,700          Pharmacia Corp.                                 37,649,260
              319,500    @     Watson Pharmaceuticals, Inc.                     9,032,265
                                                                           --------------
                                                                              270,998,449
                                                                           --------------

                               RETAIL: 6.81%
              639,100    @     CDW Computer Centers, Inc.                      28,024,535
              624,000          Dillard's, Inc.                                  9,896,640
              547,000    @     Federated Department Stores                     15,731,720
            1,094,000          Home Depot, Inc.                                26,212,240
              792,000          Lowe's Cos., Inc.                               29,700,000
              222,000          Ross Stores, Inc.                                9,410,580
            1,988,700          Wal-Mart Stores, Inc.                          100,449,237
              851,000    @     Yum! Brands, Inc.                               20,611,220
                                                                           --------------
                                                                              240,036,172
                                                                           --------------

                               SAVINGS & LOANS: 2.42%
            2,471,000          Washington Mutual, Inc.                         85,323,630
                                                                           --------------
                                                                               85,323,630
                                                                           --------------

                               SEMICONDUCTORS: 2.83%
            1,809,000    @     Altera Corp.                                    22,323,060
            2,980,000    @     Atmel Corp.                                      6,645,400
            2,870,300          Intel Corp.                                     44,690,571
            1,091,000    @     Nvidia Corp.                                    12,557,410
            2,466,300    @     PMC -- Sierra, Inc.                             13,712,628
                                                                           --------------
                                                                               99,929,069
                                                                           --------------

                               SOFTWARE: 7.04%
              688,300          Automatic Data Processing                       27,015,775
            1,129,800          First Data Corp.                                40,006,218
              520,900    @     Fiserv, Inc.                                    17,684,555
            2,778,800    @     Microsoft Corp.                                143,663,960
            1,847,000    @     Oracle Corp.                                    19,947,600
                                                                           --------------
                                                                              248,318,108
                                                                           --------------

                               TELECOMMUNICATIONS: 7.45%
            1,090,000          AT&T Corp.                                      28,459,900
            2,266,000    @     AT&T Wireless Services, Inc.                    12,802,900
              900,000          BellSouth Corp.                                 23,283,000
            3,674,400    @     Cisco Systems, Inc.                             48,134,640
            5,356,000    @     Lucent Technologies, Inc.                        6,748,560
            2,670,100          Motorola, Inc.                                  23,096,365
              552,000    @     Nextel Communications, Inc.                      6,375,600
              298,400    @     Qualcomm, Inc.                                  10,858,775
            1,405,000          Qwest Communications International               7,025,000
            1,410,000          SBC Communications, Inc.                        38,225,100
            1,488,600          Verizon Communications, Inc.                    57,683,250
                                                                           --------------
                                                                              262,693,090
                                                                           --------------

                               Total Common Stocks
                                (Cost $3,520,180,839)                       3,471,658,739
                                                                           --------------

      Principal
       Amount                                                                  Value
-----------------------------------------------------------------------------------------
CORPORATE BONDS: 0.04%
                               OIL & GAS: 0.04%
     $        532,000    @     Devon Energy Corp.,
                                4.900%, due 08/15/08                       $      536,655
              727,000    @     Devon Energy Corp.,
                                4.950%, due 08/15/08                              735,179
                                                                           --------------
                                                                                1,271,834
                                                                           --------------

                               Total Corporate Bonds
                                (Cost $881,068)                                 1,271,834
                                                                           --------------

WARRANTS: 0.00%
                               DIVERSIFIED FINANCIAL SERVICES: 0.00%
            1,000,000    @     Dime Bancorp, Inc.                                 121,000
                                                                           --------------

                               Total Warrants
                                (Cost $326,698)                                   121,000
                                                                           --------------

                               Total Long-Term Investments
                                (Cost $3,521,388,605)                       3,473,051,573
                                                                           --------------

SHORT-TERM INVESTMENT: 1.57%
                        REPURCHASE AGREEMENT: 1.57%
           55,464,000   State Street Bank Repurchase Agreement, 1.200%,
                        due 01/02/03, $55,457,698 to be received upon
                        repurchase (Collateralized by $56,574,108 FHLB,
                        2.000%, due 11/17/03)                                  55,464,000
                                                                           --------------

                        Total Short-Term Investment
                          (Cost $55,464,000)                                   55,464,000
                                                                           --------------


                         TOTAL INVESTMENTS IN SECURITIES            100.09%  $3,528,515,573
                          (COST $3,576,852,605)*
                         OTHER ASSETS AND LIABILITIES-NET            -0.09%      (3,266,994)
                                                                    -------  --------------
                         NET ASSETS                                 100.00%  $3,525,248,579
                                                                    =======  ==============

 @    Non-income producing security
 *    Cost for federal income tax purposes is $3,799,382,908. Net unrealized depreciation consists of:

                        Gross Unrealized Appreciation                             $ 109,641,497
                        Gross Unrealized Depreciation                              (380,508,831)
                                                                                  -------------
                        Net Unrealized Depreciation                               $(270,867,334)
                                                                                  =============

                 See Accompanying Notes to Financial Statements

ING
VP
BOND
PORTFOLIO

                PORTFOLIO OF INVESTMENTS as of December 31, 2002
--------------------------------------------------------------------------------


      Principal
       Amount                                                                 Value
----------------------------------------------------------------------------------------
CORPORATE BONDS: 31.40%
                               AEROSPACE/DEFENSE: 1.14%
     $      1,250,000          Lockheed Martin Corp.,
                                8.200%, due 12/01/09                      $    1,546,871
            1,605,000          Northrop Grumman Corp.,
                                7.125%, due 02/15/11                           1,827,093
            2,918,000          Raytheon Co,
                                6.150%, due 11/01/08                           3,151,886
            3,500,000          Raytheon Co,
                                8.200%, due 03/01/06                           3,935,103
            2,525,000          United Technologies Corp.,
                                4.875%, due 11/01/06                           2,674,533
            1,035,000          United Technologies Corp.,
                                7.125%, due 11/15/10                           1,215,975
                                                                          --------------
                                                                              14,351,461
                                                                          --------------
                               AGRICULTURE: 0.42%
            2,775,000          RJ Reynolds Tobacco Holdings, Inc.,
                                6.500%, due 06/01/07                           2,897,982
            2,255,000          RJ Reynolds Tobacco Holdings, Inc.,
                                7.250%, due 06/01/12                           2,363,515
                                                                          --------------
                                                                               5,261,497
                                                                          --------------
                               AUTO MANUFACTURERS: 1.17%
            2,428,000          DaimlerChrysler NA Holding Corp.,
                                7.200%, due 09/01/09                           2,702,901
            2,680,000          Ford Motor Co,
                                6.375%, due 02/01/29                           2,071,501
            3,951,000          Ford Motor Co,
                                6.625%, due 10/01/28                           3,158,773
            2,628,000          General Motors Corp.,
                                6.750%, due 05/01/28                           2,294,985
            4,370,000          General Motors Corp.,
                                7.200%, due 01/15/11                           4,394,931
                                                                          --------------
                                                                              14,623,091
                                                                          --------------
                               BANKS: 1.35%
            2,781,000          Bank of America Corp.,
                                6.375%, due 02/15/08                           3,131,459
              504,000          Bank of America Corp.,
                                7.800%, due 02/15/10                             600,355
            1,515,000          Bank One Corp.,
                                5.250%, due 01/30/13                           1,562,516
            3,155,000          JP Morgan Chase & Co,
                                5.250%, due 05/30/07                           3,338,684
            2,454,000          Wachovia Corp.,
                                6.400%, due 04/01/08                           2,754,100
            4,910,000          Wells Fargo Bank NA,
                                6.450%, due 02/01/11                           5,520,725
                                                                          --------------
                                                                              16,907,839
                                                                          --------------
                               BEVERAGES: 0.37%
            2,000,000          Anheuser-Busch Cos., Inc.,
                                5.950%, due 01/15/33                           2,102,702
            2,280,000          Coors Brewing Co,
                                6.375%, due 05/15/12                           2,552,567
                                                                          --------------
                                                                               4,655,269
                                                                          --------------
                               BUILDING MATERIALS: 0.08%
              915,000          CRH America, Inc.,
                                6.950%, due 03/15/12                           1,026,824
                                                                          --------------
                                                                               1,026,824
                                                                          --------------

----------------------------------------------------------------------------------------
      Principal
       Amount                                                                 Value
                               CHEMICALS: 0.21%
     $      2,555,000          Dow Chemical Co/The,
                                5.750%, due 11/15/09                      $    2,647,100
                                                                          --------------
                                                                               2,647,100
                                                                          --------------
                               COMMERCIAL MORTGAGE BACKED SECURITIES: 1.23%
            6,167,579          Chase Manhattan Bank-First Union National
                                Bank,
                                7.439%, due 07/15/09                           7,231,617
            7,300,000          GE Capital Commercial Mortgage Corp.,
                                6.531%, due 03/15/11                           8,254,494
                                                                          --------------
                                                                              15,486,111
                                                                          --------------
                               COMMERCIAL SERVICES: 0.20%
            2,485,000          Hertz Corp.,
                                8.250%, due 06/01/05                           2,526,340
                                                                          --------------
                                                                               2,526,340
                                                                          --------------
                               DIVERSIFIED FINANCIAL SERVICES: 9.17%
            2,235,000          American Express Credit Corp.,
                                4.250%, due 02/07/05                           2,322,590
            1,025,000          American General Finance Corp.,
                                5.750%, due 03/15/07                           1,106,855
            2,340,000          Associates Corp. Of N. America,
                                6.250%, due 11/01/08                           2,582,700
            2,490,000          Boeing Capital Corp.,
                                7.375%, due 09/27/10                           2,782,465
              905,000    #     Bombardier Capital, Inc.,
                                6.125%, due 06/29/06                             819,610
              790,000    #     Bombardier Capital, Inc.,
                                7.500%, due 10/17/05                             735,514
            2,395,000          Caterpillar Financial Services Corp.,
                                2.030%, due 01/31/05                           2,398,784
            2,180,000          CIT Group, Inc.,
                                5.500%, due 11/30/07                           2,231,165
            1,290,000          Citigroup, Inc.,
                                5.625%, due 08/27/12                           1,358,940
            1,185,000          Citigroup, Inc.,
                                6.750%, due 12/01/05                           1,318,567
            4,730,000          Countrywide Home Loans, Inc.,
                                2.526%, due 10/23/06                           4,704,666
            2,350,000          Countrywide Home Loans, Inc.,
                                4.250%, due 12/19/07                           2,381,067
              970,000          Credit Suisse First Boston USA, Inc.,
                                4.625%, due 01/15/08                             984,346
            3,155,000          Credit Suisse First Boston USA, Inc.,
                                5.750%, due 04/15/07                           3,380,573
            5,285,000          Ford Motor Credit Co,
                                6.500%, due 01/25/07                           5,224,672
              324,000          Ford Motor Credit Co,
                                7.250%, due 10/25/11                             315,326
            2,415,000          Ford Motor Credit Co,
                                7.375%, due 10/28/09                           2,396,718
            6,055,000          General Electric Capital Corp.,
                                5.000%, due 06/15/07                           6,417,713
              710,000          General Electric Capital Corp.,
                                6.000%, due 06/15/12                             767,962
            3,995,000          General Motors Acceptance Corp.,
                                7.250%, due 03/02/11                           4,077,253
              900,000          Goldman Sachs Group, Inc.,
                                5.700%, due 09/01/12                             937,778
              300,000          Household Finance Corp.,
                                5.750%, due 01/30/07                             314,268
            2,532,000          Household Finance Corp.,
                                6.375%, due 11/27/12                           2,648,090

                 See Accompanying Notes to Financial Statements

ING
VP
BOND
PORTFOLIO

          PORTFOLIO OF INVESTMENTS as of December 31, 2002 (Continued)
--------------------------------------------------------------------------------


      Principal
       Amount                                                                 Value
----------------------------------------------------------------------------------------
                               DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
     $        555,000          Household Finance Corp.,
                                8.000%, due 07/15/10                      $      627,878
            6,915,000          International Lease Finance Corp.,
                                3.173%, due 10/18/04                           6,931,230
            1,200,000          Morgan Stanley,
                                6.750%, due 04/15/11                           1,335,665
            3,890,000          Morgan Stanley,
                                7.750%, due 06/15/05                           4,342,559
            1,105,000          Textron Financial Corp.,
                                7.125%, due 12/09/04                           1,183,087
           10,950,000   #xx    TRAINS,
                                0.000%, due 01/15/12                          12,266,190
           11,220,000   #xx    TRAINS,
                                0.000%, due 01/15/32                          13,149,840
           22,050,000   #xx    TRAINS,
                                6.539%, due 08/15/08                          23,064,300
                                                                          --------------
                                                                             115,108,371
                                                                          --------------
                               ELECTRIC: 2.05%
            3,255,000          Dominion Resources, Inc./VA,
                                6.750%, due 12/15/32                           3,353,698
            1,060,000          Duke Energy Corp.,
                                6.450%, due 10/15/32                           1,034,136
            1,775,000          Exelon Generation Co LLC,
                                6.950%, due 06/15/11                           1,922,455
            1,875,000          FirstEnergy Corp.,
                                5.500%, due 11/15/06                           1,887,534
              980,000          FirstEnergy Corp.,
                                7.375%, due 11/15/31                             953,329
            2,370,000          Florida Power & Light Co,
                                6.875%, due 12/01/05                           2,644,451
            2,685,000          Georgia Power Co,
                                4.875%, due 07/15/07                           2,832,441
            1,975,000          Nisource Finance Corp.,
                                7.625%, due 11/15/05                           2,064,124
            2,295,000    #     Oncor Electric Delivery Co,
                                7.250%, due 01/15/33                           2,344,391
            2,825,000    #     Pepco Holdings, Inc.,
                                6.450%, due 08/15/12                           2,996,848
            1,720,000          PSEG Power LLC,
                                6.950%, due 06/01/12                           1,749,969
            1,810,000          Wisconsin Energy Corp.,
                                5.500%, due 12/01/08                           1,955,962
                                                                          --------------
                                                                              25,739,338
                                                                          --------------
                               ENVIRONMENTAL CONTROL: 0.19%
            2,350,000    #     Waste Management, Inc.,
                                6.375%, due 11/15/12                           2,422,676
                                                                          --------------
                                                                               2,422,676
                                                                          --------------
                               FOOD: 1.15%
            1,705,000          ConAgra Foods, Inc.,
                                6.750%, due 09/15/11                           1,942,106
            1,920,000          ConAgra Foods, Inc.,
                                7.500%, due 09/15/05                           2,153,361
            2,050,000          Kraft Foods, Inc.,
                                6.500%, due 11/01/31                           2,260,340
            1,222,000          Kroger Co,
                                6.750%, due 04/15/12                           1,354,635
            2,775,000          Safeway, Inc.,
                                4.800%, due 07/16/07                           2,865,940
              836,000          Safeway, Inc.,
                                5.800%, due 08/15/12                             876,402

----------------------------------------------------------------------------------------
      Principal
       Amount                                                                 Value
     $        525,000    @@    Sysco International Co,
                                6.100%, due 06/01/12                      $      590,727
            2,100,000          Unilever Capital Corp.,
                                6.875%, due 11/01/05                           2,356,391
                                                                          --------------
                                                                              14,399,902
                                                                          --------------
                               FOREST PRODUCTS & PAPER: 0.26%
            1,445,000    @@    Abitibi-Consolidated, Inc.,
                                6.950%, due 12/15/06                           1,502,531
            1,560,000          Weyerhaeuser Co.,
                                6.750%, due 03/15/12                           1,703,871
                                                                          --------------
                                                                               3,206,402
                                                                          --------------
                               HOME BUILDERS: 0.20%
            2,460,000    #     Toll Brothers, Inc.,
                                6.875%, due 11/15/12                           2,537,918
                                                                          --------------
                                                                               2,537,918
                                                                          --------------
                               INSURANCE: 0.20%
              775,000          Allstate Corp./The,
                                6.125%, due 12/15/32                             792,228
            1,610,000    #     Monumental Global Funding II,
                                6.050%, due 01/19/06                           1,728,428
                                                                          --------------
                                                                               2,520,656
                                                                          --------------
                               MEDIA: 1.67%
            5,360,000          AOL Time Warner, Inc.,
                                6.875%, due 05/01/12                           5,672,445
            1,035,000          COX Communications, Inc.,
                                7.125%, due 10/01/12                           1,151,663
            3,500,000          News America, Inc.,
                                6.625%, due 01/09/08                           3,755,241
            1,710,000          TCI Communications, Inc.,
                                8.650%, due 09/15/04                           1,836,660
            2,970,000          Tele-Communications-TCI Group,
                                7.125%, due 02/15/28                           2,776,478
            1,740,000          Tele-Communications-TCI Group,
                                9.800%, due 02/01/12                           2,094,803
            1,905,000    #     USA Interactive,
                                7.000%, due 01/15/13                           1,973,359
            1,720,000          Walt Disney Co,
                                5.875%, due 12/15/17                           1,750,902
                                                                          --------------
                                                                              21,011,551
                                                                          --------------
                               MULTI-NATIONAL: 0.30%
            3,085,000    @@    Inter-American Development Bank,
                                6.750%, due 07/15/27                           3,713,374
                                                                          --------------
                                                                               3,713,374
                                                                          --------------
                               OIL & GAS: 1.93%
            2,930,000          Amerada Hess Corp.,
                                5.900%, due 08/15/06                           3,136,755
              790,000          Apache Corp.,
                                6.250%, due 04/15/12                             887,134
            2,610,000    @@    Burlington Resources Finance Co, 5.600%,
                                due 12/01/06                                   2,799,113
            2,515,000    @@    Conoco Funding Co,
                                5.450%, due 10/15/06                           2,716,932
            3,550,000    @@    Conoco Funding Co,
                                6.350%, due 10/15/11                           3,970,977
            2,065,000          Devon Energy Corp.,
                                7.950%, due 04/15/32                           2,490,440
            4,470,000    #     Pemex Project Funding Master Trust,
                                7.375%, due 12/15/14                           4,592,925

                 See Accompanying Notes to Financial Statements

ING
VP
BOND
PORTFOLIO

          PORTFOLIO OF INVESTMENTS as of December 31, 2002 (Continued)
--------------------------------------------------------------------------------


      Principal
       Amount                                                                 Value
----------------------------------------------------------------------------------------
                               OIL & GAS (CONTINUED)
     $      1,535,000          Transocean, Inc.,
                                7.500%, due 04/15/31                      $    1,766,421
            1,785,000          Valero Energy Corp.,
                                7.500%, due 04/15/32                           1,813,481
                                                                          --------------
                                                                              24,174,178
                                                                          --------------
                               PIPELINES: 0.44%
            1,545,000          Consolidated Natural Gas Co,
                                6.850%, due 04/15/11                           1,727,474
            1,495,000          Duke Energy Field Services Llc,
                                7.875%, due 08/16/10                           1,584,915
            1,175,000          Kinder Morgan Energy Partners LP,
                                6.750%, due 03/15/11                           1,278,367
            1,205,000          Tennessee Gas Pipeline Co.,
                                7.000%, due 10/15/28                             930,676
                                                                          --------------
                                                                               5,521,432
                                                                          --------------
                               REGIONAL (STATE/PROVINCE): 0.32%
              980,000    @@    Province of Quebec,
                                7.500%, due 09/15/29                           1,226,966
            2,627,000    @@    Province of Ontario,
                                5.125%, due 07/17/12                           2,810,661
                                                                          --------------
                                                                               4,037,627
                                                                          --------------
                               RETAIL: 0.03%
              338,000          Kohl's Corp.,
                                6.000%, due 01/15/33                             340,978
                                                                          --------------
                                                                                 340,978
                                                                          --------------
                               SAVINGS & LOANS: 0.36%
            4,455,000          Washington Mutual, Inc.,
                                4.375%, due 01/15/08                           4,544,603
                                                                          --------------
                                                                               4,544,603
                                                                          --------------
                               SOVEREIGN: 3.54%
           35,485,000    @@    Bundesobligation,
                                coupon rate 5.000%, due 02/17/06              39,311,939
            4,655,790          Small Business Administration,
                                7.550%, due 11/01/12                           5,156,492
                                                                          --------------
                                                                              44,468,431
                                                                          --------------
                               TELECOMMUNICATIONS: 2.53%
              747,000          AT&T Broadband,
                                8.375%, due 03/15/13                             850,327
               74,000          AT&T Corp.,
                                6.000%, due 03/15/09                              74,007
            1,850,000          AT&T Corp.,
                                6.500%, due 03/15/13                           1,859,898
              390,000          AT&T Corp.,
                                8.000%, due 11/15/31                             431,347
            1,045,000          AT&T Wireless Services, Inc.,
                                8.125%, due 05/01/12                           1,052,264
            2,660,000    @@    British Telecommunications PLC,
                                0.000%, due 12/15/30                           3,403,462
            1,390,000          Citizens Communications Co,
                                9.250%, due 05/15/11                           1,658,508
            1,890,000    @@    Deutsche Telekom International Finance
                                BV,
                                8.750%, due 06/15/30                           2,190,686
            1,535,000    @@    France Telecom,
                                9.250%, due 03/01/11                           1,778,010
            4,175,000          Sprint Capital Corp.,
                                8.750%, due 03/15/32                           3,978,328

----------------------------------------------------------------------------------------
      Principal
       Amount                                                                 Value
     $      2,800,000    @@    Telefonica Europe BV,
                                8.250%, due 09/15/30                      $    3,451,333
            6,560,000          Verizon Global Funding Corp.,
                                7.375%, due 09/01/12                           7,563,595
            1,115,000          Verizon Wireless Capital LLC,
                                5.375%, due 12/15/06                           1,166,064
            2,295,000    @@    Vodafone Group PLC,
                                6.250%, due 11/30/32                           2,301,635
                                                                          --------------
                                                                              31,759,464
                                                                          --------------
                               TEXTILES: 0.16%
            1,840,000          Mohawk Industries, Inc.,
                                7.200%, due 04/15/12                           2,071,080
                                                                          --------------
                                                                               2,071,080
                                                                          --------------
                               TRANSPORTATION: 0.73%
            3,120,000          CSX Corp.,
                                6.750%, due 03/15/11                           3,488,581
            2,775,000          CSX Corp.,
                                7.450%, due 05/01/07                           3,195,662
            2,270,000          Norfolk Southern Corp.,
                                6.200%, due 04/15/09                           2,511,585
                                                                          --------------
                                                                               9,195,828
                                                                          --------------
                               Total Corporate Bonds
                                (Cost $379,374,890)                          394,259,341
                                                                          --------------
COLLATERALIZED MORTGAGE OBLIGATIONS: 7.40%
                               AGENCY: 0.48%
            5,777,746          Vendee Mortgage Trust,
                                5.863%, due 09/15/23                           5,955,805
                                                                          --------------
                                                                               5,955,805
                                                                          --------------
                               COMMERCIAL MORTGAGE BACKED SECURITIES: 3.86%
            5,200,000          First Union National Bank-Bank of America
                                Commercial Mortgage Trust,
                                6.136%, due 12/15/10                           5,783,461
            6,350,000          JP Morgan Chase Commercial Mortgage
                                Securities Corp.,
                                6.162%, due 05/12/34                           7,033,630
            9,380,000          JP Morgan Chase Commercial Mortgage
                                Securities Corp.,
                                6.244%, due 04/15/35                          10,433,496
            7,030,000          LB-UBS Commercial Mortgage Trust,
                                4.659%, due 12/15/26                           7,165,245
            2,000,000          LB-UBS Commercial Mortgage Trust,
                                6.133%, due 12/15/30                           2,213,719
            4,500,000          LB-UBS Commercial Mortgage Trust,
                                7.370%, due 08/15/26                           5,311,246
            9,380,000          Mortgage Capital Funding, Inc.,
                                6.663%, due 03/18/30                          10,577,556
                                                                          --------------
                                                                              48,518,353
                                                                          --------------
                               CREDIT CARD ASSET BACKED SECURITY: 0.76%
            8,800,000          Citibank Credit Card Issuance Trust,
                                5.650%, due 06/16/08                           9,600,925
                                                                          --------------
                                                                               9,600,925
                                                                          --------------
                               DIVERSIFIED FINANCIAL SERVICES: 2.13%
           26,250,000          Core Investment Grade Bond Trust I,
                                4.727%, due 11/30/07                          26,700,056
                                                                          --------------
                                                                              26,700,056
                                                                          --------------

                 See Accompanying Notes to Financial Statements

ING
VP
BOND
PORTFOLIO

          PORTFOLIO OF INVESTMENTS as of December 31, 2002 (Continued)
--------------------------------------------------------------------------------


      Principal
       Amount                                                                 Value
----------------------------------------------------------------------------------------
                               WHOLE LOAN COLLATERALIZED MORTGAGE: 0.17%
     $      2,128,737    xx    Bear Stearns Adjustable Rate Mortgage
                                Trust,
                                6.059%, due 01/25/32                      $    2,166,988
                                                                          --------------
                                                                               2,166,988
                                                                          --------------
                               Total Collateralized Mortgage Obligations
                                (Cost $90,630,741)                            92,942,127
                                                                          --------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 35.86%
                               FEDERAL HOME LOAN MORTGAGE CORPORATION: 3.60%
           25,550,000          5.125%, due 07/15/12                           27,245,268
           16,230,000          6.000%, due 01/15/33                           16,782,826
            1,050,000          7.500%, due 12/01/11                            1,120,682
                                                                          --------------
                                                                              45,148,776
                                                                          --------------
                               FEDERAL NATIONAL MORTGAGE ASSOCIATION: 21.30%
            1,163,246          10.000%, due 02/25/19                           1,339,861
            9,300,000          5.500%, due 01/25/18                            9,637,125
           33,200,000          6.000%, due 02/25/18                           34,704,358
           33,230,000          6.000%, due 02/25/33                           34,351,513
            6,200,000          6.125%, due 03/15/12                            7,080,561
           81,795,000          6.500%, due 02/25/33                           85,169,044
            8,000,000          6.500%, due 09/25/23                            8,600,622
            2,863,653          6.500%, due 11/01/13                            3,034,730
            2,162,248          7.000%, due 01/01/30                            2,276,914
              243,100          7.000%, due 02/01/26                              257,211
              207,974          7.000%, due 02/01/26                              220,046
           35,000,000          7.000%, due 02/25/33                           36,815,625
              233,082          7.000%, due 03/01/26                              246,265
            1,100,264          7.000%, due 03/01/26                            1,163,340
            8,049,541          7.000%, due 06/01/31                            8,480,834
              178,843          7.000%, due 08/01/25                              189,224
              204,175          7.000%, due 10/01/25                              216,027
               95,627          7.000%, due 11/01/25                              101,178
              770,687          7.000%, due 12/01/25                              815,423
            9,261,421          7.500%, due 01/25/48                           10,045,748
            7,216,042          7.500%, due 06/25/32                            7,816,381
              611,644          7.500%, due 07/01/11                              653,515
            1,227,530          7.500%, due 10/01/30                            1,304,085
            4,183,749          7.500%, due 11/01/28                            4,467,599
            1,900,356          7.500%, due 11/01/30                            2,018,873
              924,237          7.500%, due 11/01/30                              981,877
            3,205,749          8.500%, due 01/01/25                            3,490,001
            1,841,411          8.500%, due 11/01/23                            2,006,882
                                                                          --------------
                                                                             267,484,862
                                                                          --------------
                               GOVERNMENT NATIONAL MORTGAGE ASSOCIATION: 10.96%
              836,430          5.375%, due 04/20/28                              860,399
            4,590,376          6.000%, due 07/01/29                            4,765,679
              554,804          6.000%, due 12/20/29                              568,696
           30,735,000          6.500%, due 02/15/33                           32,242,921
           23,270,585          6.500%, due 08/01/29                           24,253,402
           31,150,000          7.000%, due 02/15/33                           33,009,281
            3,162,201          7.000%, due 04/15/26                            3,367,265
              388,107          7.500%, due 01/15/30                              414,240
               32,503          7.500%, due 01/15/31                               34,683
              979,323          7.500%, due 01/15/32                            1,045,328
               10,721          7.500%, due 02/15/30                               11,443
              357,555          7.500%, due 02/15/31                              381,533
              979,984          7.500%, due 02/15/32                            1,045,710
           11,970,000          7.500%, due 02/15/33                           12,770,494
              261,282          7.500%, due 03/15/31                              278,800
              300,000          7.500%, due 03/15/32                              320,120
              250,407          7.500%, due 04/15/22                              269,248
              400,000          7.500%, due 04/15/31                              426,818
              350,611          7.500%, due 05/15/30                              374,219

----------------------------------------------------------------------------------------
      Principal
       Amount                                                                 Value
     $        980,133          7.500%, due 06/15/32                       $    1,045,869
              416,000          7.500%, due 07/15/30                              444,012
               20,906          7.500%, due 08/15/30                               22,313
              980,428          7.500%, due 08/15/32                            1,046,183
              394,347          7.500%, due 10/15/30                              420,901
               42,610          7.500%, due 11/15/30                               45,479
            2,620,205          7.500%, due 11/20/30                            2,792,963
                9,692          7.500%, due 12/15/30                               10,345
            5,245,287          7.500%, due 12/15/31                            5,598,526
            8,893,204          8.000%, due 12/15/17                            9,762,135
                                                                          --------------
                                                                             137,629,005
                                                                          --------------
                               Total U.S. Government Agency Obligations
                                 (Cost $438,990,323)                         450,262,643
                                                                          --------------
U.S. TREASURY OBLIGATIONS: 19.20%
                               U.S. TREASURY BONDS: 8.49%
           23,335,000          2.000%, due 11/30/04                           23,535,541
            3,438,000          5.375%, due 02/15/31                            3,749,032
           56,375,000          8.125%, due 05/15/21                           79,253,159
                                                                          --------------
                                                                             106,537,732
                                                                          --------------
                               U.S. TREASURY NOTES: 10.71%
           30,034,000          3.000%, due 01/31/04                           30,601,856
           21,818,000          3.000%, due 11/15/07                           22,087,321
            2,949,000          4.000%, due 11/15/12                            2,991,625
              225,000          5.000%, due 08/15/11                              246,797
           21,600,000          5.250%, due 11/05/12                           22,285,195
           55,950,000          6.250%, due 02/15/03                           56,281,808
                                                                          --------------
                                                                             134,494,602
                                                                          --------------
                               Total U.S. Treasury Obligations
                                 (Cost $238,845,309)                         241,032,334
                                                                          --------------
                               Total Long-Term Investments
                                 (Cost $1,147,841,263)                     1,178,496,445
                                                                          --------------
SHORT-TERM INVESTMENT: 28.49%
                               COMMERCIAL PAPERS: 22.41%
           12,000,000          Bristol-Myers Squibb Co.,
                                1.400%, due 01/15/03                          11,993,933
           19,000,000          Cit Group Holdings, Inc.,
                                1.400%, due 01/14/03                          18,991,133
           12,000,000          Conoco Phillips,
                                1.450%, due 01/17/03                          11,992,750
           12,000,000          Cox Enterprises, Inc.,
                                1.700%, due 01/14/03                          11,993,200
           12,000,000          Csx Corp.,
                                1.450%, due 01/15/03                          11,993,717
           12,000,000          Diamlerchrysler Na,
                                1.960%, due 01/14/03                          11,992,160
           21,000,000          Federal Farm Credit Bank,
                                1.730%, due 02/03/03                          21,000,000
           12,000,000          Ford Motor Credit Corp.,
                                1.940%, due 01/15/03                          11,991,593
           12,000,000          General Electric Capital,
                                1.340%, due 01/14/03                          11,994,640
           12,000,000          General Mills, Inc.,
                                1.630%, due 01/14/03                          11,993,480
           12,500,000          General Motors Accept Co.,
                                3.986%, due 08/04/03                          12,393,125
           12,000,000          HBOS Treasury Services,
                                1.340%, due 01/14/03                          11,994,640
           12,000,000          Household Finance Corp.,
                                1.570%, due 01/14/03                          11,993,720

                 See Accompanying Notes to Financial Statements

ING
VP
BOND
PORTFOLIO

          PORTFOLIO OF INVESTMENTS as of December 31, 2002 (Continued)
--------------------------------------------------------------------------------


      Principal
       Amount                                                                 Value
----------------------------------------------------------------------------------------
                               COMMERCIAL PAPERS (CONTINUED)
     $     12,000,000          John Deere Capital Corp.,
                                1.610%, due 01/14/03                      $   11,993,560
           12,000,000          Preferred Rec Funding,
                                1.360%, due 01/13/03                          11,995,010
           13,000,000          Royal Bank Of Scotland,
                                1.330%, due 01/14/03                          12,994,237
           12,000,000          Safeway, Inc.,
                                1.520%, due 01/10/03                          11,995,947
           12,000,000          Saloman Smith Barney,
                                1.330%, due 01/14/03                          11,994,680
           12,000,000          Svenska Handelsbaken,
                                1.350%, due 01/14/03                          11,994,600
           12,000,000          Viacom International,
                                1.500%, due 01/14/03                          11,994,000
           12,000,000          Windmill Funding Corp.,
                                1.350%, due 01/14/03                          11,994,600
           12,000,000          Wyeth,
                                1.800%, due 01/14/03                          11,992,800
                                                                          --------------
                                                                             281,267,525
                                                                          --------------
                               FEDERAL NATIONAL MORTGAGE ASSOCIATION: 1.79%
           22,500,000          2.250%, due 02/07/03                           22,499,551
                                                                          --------------
                                                                              22,499,551
                                                                          --------------
                               STUDENT LOAN MARKETING ASSOCIATION: 1.99%
           25,000,000          2.250%, due 01/03/03                           25,000,420
                                                                          --------------
                                                                              25,000,420
                                                                          --------------

----------------------------------------------------------------------------------------
      Principal
       Amount                                                                 Value
                               REPURCHASE AGREEMENT: 2.30%
     $     28,931,000          State Street Bank Repurchase Agreement,
                               1.200%, due 01/02/03 $28,932,929 to be
                               received upon repurchase (Collateralized
                               by $29,511,627 FNMA, 5.000%, due 02/14/03  $   28,931,000
                                                                          --------------
                                                                              28,931,000
                                                                          --------------
                               Total Short-Term Investment
                                  (Cost $357,805,371)                        357,698,496
                                                                          --------------

                         TOTAL INVESTMENTS IN SECURITIES            122.35%  $1,536,194,941
                          (COST $1,505,646,634)*
                         OTHER ASSETS AND LIABILITIES-NET           -22.35%    (280,636,836)
                                                                    -------  --------------
                         NET ASSETS                                 100.00%  $1,255,558,105
                                                                    =======  ==============

 @@   Foreign Issuer
 #    Securities purchased pursuant to Rule 144A, under the
      Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
 xx   Value of Securities obtained from one or more dealers making markets in the securities which have been adjusted based on the Portfolio's valuation procedures.
 *    Cost for federal income tax purposes is $1,506,510,541. Net unrealized appreciation consists of:

                        Gross Unrealized Appreciation                               $30,635,955
                        Gross Unrealized Depreciation                                  (844,680)
                                                                                    -----------
                        Net Unrealized Appreciation                                 $29,791,275
                                                                                    ===========

Information concerning open futures contracts at December 31, 2002 is shown below:

                             NO. OF      NOTIONAL     EXPIRATION              UNREALIZED
                            CONTRACTS  MARKET VALUE      DATE     COMMITMENT  GAIN/(LOSS)
                            ---------  ------------      ----     ----------  -----------
LONG CONTRACTS
-----------
                               293     $63,049,938      Mar-03       Buy      $   436,763
U.S. 2 Year Treasury Bond
                               300      33,975,000      Mar-03       Buy        2,175,829
U.S. 5 Year Treasury Bond
                               828      93,771,000      Mar-03       Buy          495,375
U.S. 5 Year Treasury Bond
                               19        2,141,063      Mar-03       Buy           61,358
U.S. 20 Year Treasury Bond
                                       ------------                           -----------
                                       $192,937,001                           $ 3,169,325
                                       ============                           ===========
SHORT CONTRACTS
-----------
                               109     $12,540,109      Mar-03       Sell     $  (238,983)
U.S. 10 Year Treasury Bond
                               250      28,761,719      Mar-03       Sell        (552,031)
U.S. 10 Year Treasury Bond
                              1097     126,206,422      Mar-03       Sell      (3,740,846)
U.S. 10 Year Treasury Bond
                                       ------------                           -----------
                                       $167,508,250                           $(4,531,859)
                                       ============                           ===========

Information concerning the following open swap contracts at December 31, 2002 is shown below:

SWAP COUNTER PARTY        BEAR STEARNS
Notional Principal        $15,300,000
Fund will Pay:            Notional amount times (libor rate + 0.675%) times actual
                          days divided by 360
Effective LIBOR rate:     1.4388%
Fund will receive:        Notional amount times Index Return [1]. Positive amounts are paid to the Fund. The absolute value of negative amounts are paid to Bear Stearns.
Index:                    Bear Stearns High Yield Composite Index
Payment Date:             Monthly on the 5th
Net unrealized gain:      $124,443
Termination date:         July 1, 2003

 [1]  Index return calculation: (Ending Index Level -- Starting
      Index Level) / Starting Index Level.

                 See Accompanying Notes to Financial Statements

ING
VP
BOND
PORTFOLIO

          PORTFOLIO OF INVESTMENTS as of December 31, 2002 (Continued)
--------------------------------------------------------------------------------


SWAP COUNTER PARTY        BEAR STEARNS
Notional Principal        $15,300,000
Fund will Pay:            Notional amount times (libor rate + 0.80%) times actual days divided by 360
Effective LIBOR rate:     1.4388%
Fund will receive:        Notional amount times Index Return [1]. Positive amounts are paid to the Fund. The absolute value of negative amounts are paid to Bear Stearns.
Index:                    Bear Stearns High Yield Composite Index
Payment Date:             Monthly on the 5th
Net unrealized gain:      $122,849
Termination date:         July 1, 2003

 [1]  Index return calculation: (Ending Index Level -- Starting
      Index Level) / Starting Index Level.

SWAP COUNTER PARTY        LEHMAN BROTHERS
Notional Principal        $15,300,000
Fund will Pay:            Notional amount times (libor rate + 1.05%) times actual days divided by 360
Effective LIBOR rate:     1.4388%
Fund will receive:        Notional amount times Index Return [1]. Positive amounts are paid to the Fund. The absolute value of negative amounts are paid to Lehman Brothers.
Index:                    Lehman Brothers U.S. Corporate High Yield Index
Payment Date:             Monthly on the 5th
Net unrealized gain:      $182,248
Termination date:         January 1, 2003

 [1]  Index return calculation: (Ending Index Level -- Starting
      Index Level) / (Starting Index Level + 100).

SWAP COUNTER PARTY        MERRILL LYNCH
Notional Principal        $15,300,000
Fund will Pay:            Notional amount times (libor rate + 1.00%) times actual days divided by 360
Effective LIBOR rate:     1.7900%
Fund will receive:        Notional amount times Index Return [1]. Positive amounts are paid to the Fund. The absolute value of negative amounts are paid to Merrill Lynch Capital Services.
Index:                    U.S. High Yield Cash Pay Index
Payment Date:             Quarterly on the 2nd
Net unrealized gain:      $944,014
Termination date:         July 2, 2003

 [1]  Index return calculation: (Ending Index Level -- Starting
      Index Level) / Starting Index Level.

SWAP COUNTER PARTY        MERRILL LYNCH
Notional Principal        $9,205,000
Fund will Pay:            Notional amount times (libor rate + 0.90%) times actual days divided by 360
Effective LIBOR rate:     1.7900%
Fund will receive:        Notional amount times Index Return [1]. Positive amounts are paid to the Fund. The absolute value of negative amounts are paid to Merrill Lynch Capital Services.
Index:                    U.S. High Yield Cash Pay Index
Payment Date:             Quarterly on the 2nd
Net unrealized gain:      $570,278
Termination date:         July 2, 2003

 [1]  Index return calculation: (Ending Index Level -- Starting
      Index Level) / Starting Index Level.

                 See Accompanying Notes to Financial Statements

ING
VP
MONEY
MARKET
PORTFOLIO

                PORTFOLIO OF INVESTMENTS as of December 31, 2002
--------------------------------------------------------------------------------


      Principal
       Amount                                                              Value
-------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES: 31.67%
    $       2,158,435          Carmax Auto Owner Trust,
                                1.890%, due 06/16/03                   $    2,159,277
           12,050,913          Caterpillar Financial Asset,
                                1.818%, due 07/25/03                       12,059,108
           14,000,000          Corporate Asset Funding,
                                1.330%, due 02/03/03                       13,983,449
           16,000,000          Credit Suisse First Boston USA,
                                1.350%, due 01/14/03                       15,992,800
           16,000,000          Credit Suisse First Boston USA,
                                1.370%, due 01/27/03                       15,984,778
           16,000,000          Delaware Funding Corp.,
                                1.310%, due 02/05/03                       15,980,204
           16,000,000          Delaware Funding Corp.,
                                1.330%, due 01/27/03                       15,985,222
           16,000,000          Deutsche Bank A.G.,
                                1.330%, due 02/12/03                       16,000,182
           16,000,000          Edison Asset Security LLC,
                                1.520%, due 02/06/03                       15,976,356
           16,000,000          Edison Asset Security LLC,
                                1.670%, due 02/13/03                       15,968,827
           15,000,000          Enterprise Funding Corp,
                                1.340%, due 01/07/03                       14,997,208
           12,432,000          Enterprise Funding Corp,
                                1.360%, due 01/09/03                       12,428,712
           11,650,000          First Union National Bank,
                                2.080%, due 02/18/03                       11,652,877
              343,125          Franklin Auto Trust,
                                1.960%, due 06/20/03                          343,218
           25,500,000          General Electric Capital,
                                2.019%, due 10/22/03                       25,513,515
           20,000,000          General Electric Capital,
                                5.840%, due 01/22/03                       20,000,286
            4,000,000          General Electric Capital,
                                8.700%, due 02/15/03                        4,029,657
            2,561,590          Honda Auto Receivable,
                                1.950%, due 06/13/03                        2,562,691
            1,861,086          MMCA Auto Owner Trust,
                                1.843%, due 06/16/03                        1,861,477
           13,500,000          MMKT Trust,
                                1.890%, due 12/03/03                       13,499,865
           19,262,644          Nissan Auto Receivables,
                                1.704%, due 09/08/03                       19,272,853
           16,000,000          Park Avenue Receivable,
                                1.360%, due 01/16/03                       15,991,538
           16,000,000          Park Avenue Receivable,
                                1.370%, due 01/14/03                       15,992,693
           52,000,000          Permanent Financing,
                                1.816%, due 06/10/03                       52,000,520
           16,000,000          Preferred Receivable Funding,
                                1.350%, due 01/08/03                       15,996,400
           16,000,000          Preferred Receivable Funding,
                                1.360%, due 01/28/03                       15,984,284
           15,869,264          Triad Auto Receivables,
                                1.723%, due 09/12/03                       15,877,516
           48,000,000          Verizon Global Funding,
                                1.880%, due 03/18/03                       48,003,840
           29,308,138          WFS Financial Owner Trust,
                                1.733%, due 08/20/03                       29,323,378
           16,000,000          Windmill Funding Corp,
                                1.330%, due 01/16/03                       15,991,724
                                                                       --------------
                               Total Asset-Backed Securities
                                 (Cost $491,379,204)                      491,414,455
                                                                       --------------

      Principal
       Amount                                                              Value
-------------------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT: 7.61%
    $      15,000,000          ABN Amro Bank NV,
                                1.360%, due 02/05/03                   $   15,000,278
           16,000,000          ABN Amro Bank NV,
                                1.340%, due 01/13/03                       16,000,048
           16,000,000          Barclays Bank PLC,
                                1.320%, due 02/10/03                       16,000,000
           16,000,000          Barclays Bank PLC,
                                1.340%, due 01/13/03                       15,999,949
           20,000,000          Canadian Imperial Bank Commercial,
                                1.370%, due 04/28/03                       20,003,800
           15,000,000          Canadian Imperial Bank,
                                1.680%, due 03/06/03                       15,010,500
           20,000,000          State Street Bank & Trust,
                                1.770%, due 12/05/03                       20,057,400
                                                                       --------------
                               Total Certificate of Deposit
                                 (Cost $118,000,806)                      118,071,975
                                                                       --------------
COMMERCIAL PAPERS: 35.74%
           16,000,000          Bristol-Myers Squibb Co.,
                                1.370%, due 03/10/03                       15,961,760
           16,000,000          Bristol-Myers Squibb Co.,
                                1.400%, due 02/24/03                       15,967,022
           16,000,000          CDC Commercial Paper,
                                1.330%, due 01/24/03                       15,986,996
           24,000,000          Citigroup, Inc.,
                                3.848%, due 07/17/03                       24,015,600
           26,000,000          First Chicago,
                                5.765%, due 02/18/03                       26,005,447
           13,000,000          Fleet Boston Corporation,
                                6.913%, due 07/31/03                       13,002,340
           16,000,000          Goldman Sachs,
                                1.350%, due 09/26/03                       16,003,360
           32,000,000          Goldman Sachs,
                                1.604%, due 08/01/03                       32,052,800
           16,000,000          HBOS Treasury Services,
                                1.340%, due 03/10/03                       15,999,970
           16,000,000          HBOS Treasury Services,
                                1.770%, due 03/03/03                       16,013,280
           16,000,000          Household Finance Corp.,
                                1.560%, due 01/29/03                       15,981,280
           15,000,000          Household Finance Corp.,
                                1.600%, due 02/20/03                       14,967,333
           21,500,000          International Lease Finance Corp.,
                                1.820%, due 01/30/03                       21,469,566
           10,000,000          J P Morgan Chase,
                                1.530%, due 03/06/03                       10,007,000
           16,000,000          Merrill Lynch & Co., Inc.,
                                1.670%, due 02/07/03                       15,973,280
           12,800,000          Merrill Lynch & Co., Inc.,
                                1.987%, due 08/01/03                       12,824,789
           16,000,000          Morgan Stanley Dean,
                                1.340%, due 01/21/03                       15,988,684
           11,000,000          Morgan Stanley Dean,
                                1.350%, due 02/21/03                       10,979,375
           16,000,000          Morgan Stanley Dean,
                                1.360%, due 01/06/03                       15,997,582
           16,000,000          Morgan Stanley Dean,
                                1.370%, due 01/07/03                       15,996,956
           16,000,000          Morgan Stanley Dean,
                                1.750%, due 01/17/03                       15,988,333
           19,384,392          RASC Home Equity Mortgage,
                                1.730%, due 08/25/03                       19,393,891
           20,000,000          Royal Bank Of Scotland,
                                1.810%, due 11/03/03                       20,065,800
           10,000,000          Salomon Smith Barney Holdings,
                                1.721%, due 06/12/03                       10,009,800

                 See Accompanying Notes to Financial Statements

ING
VP
MONEY
MARKET
PORTFOLIO

          PORTFOLIO OF INVESTMENTS as of December 31, 2002 (Continued)
--------------------------------------------------------------------------------


      Principal
       Amount                                                              Value
-------------------------------------------------------------------------------------
    $      16,000,000          Southtrust Bank,
                                1.380%, due 05/07/03                   $   16,003,360
           16,000,000          Svenska Handelsbaken,
                                1.340%, due 01/10/03                       15,995,236
           10,900,000          Svenska Handelsbaken,
                                1.350%, due 01/13/03                       10,895,504
           31,000,000          Toyota Motor Credit Corp,
                                1.370%, due 01/16/04                       31,002,790
           16,000,000          Transamerica Financial,
                                1.350%, due 02/06/03                       15,979,000
           16,000,000          Transamerica Financial,
                                1.510%, due 02/11/03                       15,973,156
           16,000,000          Wells Fargo Bank,
                                1.321%, due 11/24/03                       16,000,480
           10,000,000          Wells Fargo Bank,
                                1.338%, due 01/02/04                       10,000,800
           16,000,000          Wells Fargo Bank,
                                1.680%, due 04/01/03                       16,009,280
                                                                       --------------
                               Total Commercial Papers
                                 (Cost $554,369,178)                      554,511,850
                                                                       --------------
MEDIUM-TERM NOTES: 13.48%
           20,000,000          American Express Centurion,
                                1.929%, due 04/29/03                       20,001,600
           25,000,000          American Express Cr Corp.,
                                1.691%, due 02/14/03                       24,999,100
           15,000,000          American Honda Finance,
                                1.724%, due 01/17/03                       15,000,134
           20,000,000          American Honda Finance,
                                1.940%, due 04/21/03                       20,011,000
           26,000,000          Bank One Corp.,
                                6.980%, due 02/14/03                       26,007,512
           13,000,000          Bank One,
                                5.688%, due 03/31/03                       13,016,380
            2,600,784          Chase Manhattan Auto,
                                1.929%, due 06/16/03                        2,601,408
           16,500,000          Chase Manhattan Bank USA,
                                1.330%, due 02/19/03                       16,500,000
           16,000,000          Chase Manhattan Bank USA,
                                1.650%, due 02/04/03                       16,000,000
           15,000,000          General Electric,
                                1.870%, due 12/09/03                       15,006,750
           11,000,000          Lehman Brothers Holding,
                                2.750%, due 01/13/03                       11,000,970
           29,000,000          Syndicated Loan Funding,
                                2.080%, due 01/15/03                       29,000,000
                                                                       --------------
                               Total Medium-Term Notes
                                 (Cost $209,112,161)                      209,144,854
                                                                       --------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 3.09%
           20,000,000          Federal Home Loan Bank,
                                1.850%, due 11/10/03                       20,004,200
           20,000,000          Federal Home Loan Bank,
                                2.000%, due 11/14/03                       20,007,000
            8,000,000          Federal National Mortgage Association,
                                1.600%, due 12/24/03                        8,004,800
                                                                       --------------
                               Total U.S. Government Agency
                                Obligations
                                 (Cost $48,000,000)                        48,016,000
                                                                       --------------
      Principal
       Amount                                                              Value
-------------------------------------------------------------------------------------
REPURCHASE AGREEMENT: 7.50%
    $     116,410,000   State Street Bank Repurchase Agreement,
                        1.200%, due 01/02/03, $116,417,760 to be
                        received upon repurchase (Collateralized by
                        $51,004,800 FHLMC, 0.000%, due 09/10/03,
                        $51,004,375 FHLMC, 0.000%, due 12/04/03 and
                        $16,742,375 FHLB, 2.375%, due 03/07/03)        $  116,410,000
                                                                       --------------
                        Total Repurchase Agreement
                          (Cost $116,410,000)                             116,410,000
                                                                       --------------

                        TOTAL INVESTMENTS IN SECURITIES           99.09%  $1,537,569,134
                         (COST $1,537,271,349)*
                        OTHER ASSETS AND LIABILITIES-NET           0.91%      14,097,315
                                                                 -------  --------------
                        NET ASSETS                               100.00%  $1,551,666,449
                                                                 =======  ==============

 * Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                        Gross Unrealized Appreciation                                  $332,273
                        Gross Unrealized Depreciation                                   (34,488)
                                                                                       --------
                        Net Unrealized Appreciation                                    $297,785
                                                                                       ========

                                                             Percentage of
Industry                                                      Net Assets
--------------------------------------------------------------------------
Banks                                                            23.22%
Diversified Financial Service                                    16.05%
F-Commercial                                                      2.06%
Finance -- Automobile                                             5.14%
Finance -- Broker                                                16.12%
Finance -- Credit Card                                            1.61%
Finance -- Leasing                                                1.77%
Financial Guarantors                                              1.89%
Medical                                                           2.06%
Mortgage Receivable                                               3.35%
Other ABS                                                         0.78%
Pharmaceutical                                                    0.87%
Sovereign                                                        10.91%
Special Purpose Entity                                           13.26%
Other Assets and Liabilities, Net                                 0.91%
                                                                -------
NET ASSETS                                                      100.00%
                                                                =======

                 See Accompanying Notes to Financial Statements

                  SHAREHOLDER MEETING INFORMATION (Unaudited)
--------------------------------------------------------------------------------


A Special Meeting of the ING Portfolios was held on August 29, 2002 at 7337 E. Doubletree Ranch Rd., Scottsdale, Arizona 85258-2034.

A brief description of each matter voted upon as well as the results are outlined below:

                                                  SHARES VOTED
                                                   AGAINST OR     SHARES        TOTAL
                               SHARES VOTED FOR     WITHHELD     ABSTAINED   SHARES VOTED
                               ----------------     --------     ---------   ------------
1.  To approve or disapprove a new Subadvisory Agreement on behalf of the Fund, between
    ING Investments, LLC and AIC Asset Management, LLC (formerly known as Elijah Asset
    Management, LLC)

   ING VP Technology Portfolio    10,142,673        263,514      1,395,383    11,801,570

                          TAX INFORMATION (Unaudited)
--------------------------------------------------------------------------------


Dividends paid during the year ended December 31, 2002 were as follows:

FUND NAME                      TYPE   PER SHARE AMOUNT
---------                      ----   ----------------
International Equity
 Class R                       NII        $0.0151
Small Company
 Class R                       NII        $0.0653
 Class S                       NII        $0.0578
Value Opportunity
 Class R                       NII        $0.0472
 Class S                       NII        $0.0373
Balanced
 Class R                       NII        $0.1185
Growth and Income
 Class R                       NII        $0.1595
Bond
 Class R                       NII        $0.4264
 Class S                       NII        $0.4186
 Class R                       STCG       $0.0662
 Class S                       STCG       $0.0662
Money Market
 Class R                       NII        $0.5097

------------------

NII -- Net investment income

STCG -- Short-term capital gain

Of the ordinary distributions made during the fiscal year ended December 31, 2002, the following percentages qualify for the dividends received deduction available to corporate shareholders, 11.37%, 11.74%, 19.76%, and 100% for the Small Company Portfolio, Value Opportunity Portfolio, Balanced Portfolio and the Growth and Income Portfolio, respectively.

The foreign taxes paid or withheld of $81,037 in total and $0.0162 per share for the International Equity Portfolio represents taxes incurred by the portfolio from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments.

The above figure may differ from those cited elsewhere in this report due to differences in the calculation of income and gains for Securities and Exchange Commission (book) purposes and Internal Revenue Service (tax) purposes.

Shareholder are strongly advised to consult their own tax advisers with respect to the tax consequences of their Investments in the Funds. In January 2003, shareholders, excluding corporate shareholders, received an IRS 1099-DIV regarding the federal tax status of the dividends and distributions received by them in calendar 2002.

                  TRUSTEE AND OFFICER INFORMATION (Unaudited)
--------------------------------------------------------------------------------


The business and affairs of the Series are managed under the direction of the Series' Board of Trustees. Information pertaining to the Trustees and Officers of the Series is set forth below:

                                 POSITION(S)     TERM OF OFFICE
                                    HELD          AND LENGTH OF           PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE             WITH FUND        TIME SERVED           DURING THE PAST FIVE YEARS
---------------------            -----------     --------------          --------------------------
NON-INTERESTED TRUSTEES:

Albert E. DePrince, Jr.         Trustee          June 1998 to     Director, Business and Economic Research
7337 E. Doubletree Ranch Rd.                     Present          Center, 1999 to present, and Professor
Scottsdale, AZ 85258                                              of Economics and Finance, Middle
Born: 1941                                                        Tennessee State University, 1991 to
                                                                  present.

Maria T. Fighetti               Trustee          April 1994 to    Associate Commissioner for Contract
7337 E. Doubletree Ranch Rd.                     Present          Management, Health Services, New York
Scottsdale, AZ 85258                                              City Department of Mental Health, Mental
Born: 1943                                                        Retardation and Alcohol Services, 1996
                                                                  to October 2002.

David L. Grove                  Trustee          June 1991 to     Private Investor; Economic/Financial
7337 E. Doubletree Ranch Rd.                     Present          Consultant, December 1985 to present.
Scottsdale, AZ 85258
Born: 1918

Sidney Koch                     Trustee          April 1994 to    Financial Adviser, self-employed,
7337 E. Doubletree Ranch Rd.                     Present          January 1993 to present.
Scottsdale, AZ 85258
Born: 1935

Corine T. Norgaard              Trustee          June 1991 to     Dean of the Barney School of Business,
7337 E. Doubletree Ranch Rd.                     Present          University of Hartford
Scottsdale, AZ 85258                                              (West Hartford, CT), August 1996
Born: 1937                                                        to present.

Edward T. O'Dell                Trustee          June 2002 to     Formerly, Partner/Chairman of Financial
7337 E. Doubletree Ranch Rd.                     Present          Service Group, Goodwin Proctor LLP
Scottsdale, AZ 85258                                              (January 1970 to September 2000);
Born: 1935                                                        Chairman, Committee I -- International
                                                                  Bar Association (1995 to 1999).
INTERESTED TRUSTEES:

J. Scott Fox(1)                 Trustee          Since 1997       Chief Executive Officer (July 2001 to
7337 E. Doubletree Ranch Rd.                                      present), President (April 2001 to
Scottsdale, AZ 85258                                              present), Director, Chief Operating
Born: 1955                                                        Officer (April 1994 to present), Chief
                                                                  Financial Officer (April 1994 to July
                                                                  2001), Managing Director (April 1994 to
                                                                  April 2001), Aeltus Investment
                                                                  Management, Inc.; Executive Vice
                                                                  President (April 2001 to present),
                                                                  Director, Chief Operating Officer
                                                                  (February 1995 to present), Chief
                                                                  Financial Officer, Managing Director
                                                                  (February 1995 to April 2001), Aeltus
                                                                  Capital, Inc.; Senior Vice President --
                                                                  Operations, Aetna Life Insurance and
                                                                  Annuity Company, March 1997 to December
                                                                  1997.

                                NUMBER OF
                               PORTFOLIOS
                                 IN FUND
                                 COMPLEX          OTHER DIRECTORSHIPS
                               OVERSEEN BY              HELD BY
NAME, ADDRESS AND AGE            TRUSTEE                TRUSTEE
---------------------          -----------        -------------------
NON-INTERESTED TRUSTEES:
Albert E. DePrince, Jr.           54         --
7337 E. Doubletree Ranch Rd.
Scottsdale, AZ 85258
Born: 1941
Maria T. Fighetti                 54         --
7337 E. Doubletree Ranch Rd.
Scottsdale, AZ 85258
Born: 1943
David L. Grove                    54         --
7337 E. Doubletree Ranch Rd.
Scottsdale, AZ 85258
Born: 1918
Sidney Koch                       54         --
7337 E. Doubletree Ranch Rd.
Scottsdale, AZ 85258
Born: 1935
Corine T. Norgaard                54         --
7337 E. Doubletree Ranch Rd.
Scottsdale, AZ 85258
Born: 1937
Edward T. O'Dell                  54         --
7337 E. Doubletree Ranch Rd.
Scottsdale, AZ 85258
Born: 1935
INTERESTED TRUSTEES:
J. Scott Fox(1)                   54         Mr. Fox serves as Director of
7337 E. Doubletree Ranch Rd.                 the Board of IPC Financial
Scottsdale, AZ 85258                         Network, Inc. (January 2001 to
Born: 1955                                   present).

                  TRUSTEE AND OFFICER INFORMATION (Unaudited)
--------------------------------------------------------------------------------


                                 POSITION(S)     TERM OF OFFICE
                                    HELD          AND LENGTH OF           PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE             WITH FUND        TIME SERVED           DURING THE PAST FIVE YEARS
---------------------            -----------     --------------          --------------------------
INTERESTED TRUSTEES:
Thomas J. McInerney(2)          Trustee          February 2001    Chief Executive Officer, ING U.S.
7337 E. Doubletree Ranch Rd.                     to Present       Financial Services (October 2001 to
Scottsdale, AZ 85258                                              present); President, Chief Executive
Born: 1956                                                        Officer, and Director of Northern Life
                                                                  Insurance Company (2001 to present); and
                                                                  President and Director of Aetna Life
                                                                  Insurance and Annuity Company (1997 to
                                                                  present), Aetna Retirement Holdings,
                                                                  Inc. (1997 to present), Aetna Investment
                                                                  Adviser Holding Co. (2000 to present),
                                                                  and Aetna Retail Holding Company (2000
                                                                  to present). Mr. McInerney was formerly
                                                                  General Manager and Chief Executive
                                                                  Officer of ING Worksite Division (since
                                                                  December 2000 to October 2001);
                                                                  President of Aetna Financial Services
                                                                  (August 1997 to December 2000); Head of
                                                                  National Accounts and Core Sales and
                                                                  Marketing for Aetna U.S. Healthcare
                                                                  (April 1996 to March 1997); Head of
                                                                  Corporate Strategies for Aetna Inc.
                                                                  (July 1995 to April 1996); and has held
                                                                  a variety of line and corporate staff
                                                                  positions since 1978.

                                NUMBER OF
                               PORTFOLIOS
                                 IN FUND
                                 COMPLEX          OTHER DIRECTORSHIPS
                               OVERSEEN BY              HELD BY
NAME, ADDRESS AND AGE            TRUSTEE                TRUSTEE
---------------------          -----------        -------------------
INTERESTED TRUSTEES:
Thomas J. McInerney(2)            158        Mr. McInerney serves as a
7337 E. Doubletree Ranch Rd.                 Director/ Trustee of Aeltus
Scottsdale, AZ 85258                         Investment Management, Inc.
Born: 1956                                   (1997 to present); each of the
                                             Aetna Funds (April 2002 to
                                             present); Ameribest Life
                                             Insurance Co. (2001 to
                                             present); Equitable Life
                                             Insurance Co. (2001 to
                                             present); First Columbine Life
                                             Insurance Co. (2001 to
                                             present); Golden American Life
                                             Insurance Co. (2001 to
                                             present); Life Insurance
                                             Company of Georgia (2001 to
                                             present); Midwestern United
                                             Life Insurance Co. (2001 to
                                             present); ReliaStar Life
                                             Insurance Co. (2001 to
                                             present); Security Life of
                                             Denver (2001 to present);
                                             Security Connecticut Life
                                             Insurance Co. (2001 to
                                             present); Southland Life
                                             Insurance Co. (2001 to
                                             present); USG Annuity and Life
                                             Company (2001 to present);
                                             United Life and Annuity
                                             Insurance Co. Inc. (2001 to
                                             present); and the GCG Trust
                                             (February 2002 to present).
                                             Mr. McInerney is a member of
                                             the Board of the National
                                             Commission on Retirement
                                             Policy, the Governor's Council
                                             on Economic Competitiveness
                                             and Technology of Connecticut,
                                             the Board of Directors of the
                                             Connecticut Business and
                                             Industry Association, the
                                             Board of Trustees of the
                                             Bushnell, the Board for the
                                             Connecticut Forum, and the
                                             Board of the Metro Hartford
                                             Chamber of Commerce, and is
                                             Chairman of Concerned Citizens
                                             for Effective Government.

---------------

(1) Mr. Fox is an "interested person", as defined by the Investment Company Act of 1940 Act, as amended ("1940 Act"), because of his relationship with Aeltus Investment Management, Inc., an affiliate of ING Investments, LLC.

(2) Mr. McInerney is an "interested person", as defined by the 1940 Act, because of his affiliation with ING U.S. Worksite Financial Services, an affiliate of ING Investments, LLC.

                  TRUSTEE AND OFFICER INFORMATION (Unaudited)
--------------------------------------------------------------------------------


                                                    TERM OF OFFICE
                                POSITION(S) HELD     AND LENGTH OF           PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE              WITH FUND          TIME SERVED           DURING THE PAST FIVE YEARS
---------------------           ----------------    --------------          --------------------------
OFFICERS:

James M. Hennessy              President, Chief     March 2002 to    President and Chief Executive Officer of
7337 E. Doubletree Ranch Rd.   Executive Officer,   Present          ING Capital Corporation, LLC, ING Funds
Scottsdale, AZ 85258           and Chief                             Services, LLC, ING Advisors, Inc., ING
Born: 1949                     Operating Officer                     Investments, LLC, Lexington Funds
                                                                     Distributor, Inc., Express America T.C.
                                                                     Inc. and EAMC Liquidation Corp. (since
                                                                     December 2001); Executive Vice President
                                                                     and Chief Operating Officer of ING Funds
                                                                     Distributor, LLC (since June 2000).
                                                                     Formerly, Senior Executive Vice
                                                                     President (June 2000 to December 2000)
                                                                     and Secretary (April 1995 to December
                                                                     2000) of ING Capital Corporation, LLC,
                                                                     ING Funds Services, LLC, ING
                                                                     Investments, LLC, ING Advisors, Inc.,
                                                                     Express America T.C. Inc., and EAMC
                                                                     Liquidation Corp.; and Executive Vice
                                                                     President, ING Capital Corporation, LLC
                                                                     and its affiliates (May 1998 to June
                                                                     2000) and Senior Vice President, ING
                                                                     Capital Corporation, LLC and its
                                                                     affiliates (April 1995 to April 1998).

Stanley D. Vyner               Executive Vice       March 2002 to    Executive Vice President of ING
7337 E. Doubletree Ranch Rd.   President            Present          Advisors, Inc. and ING Investments, LLC
Scottsdale, AZ 85258                                                 (since July 2000) and Chief Investment
Born: 1950                                                           Officer of the International Portfolios,
                                                                     ING Investments, LLC (since July 1996).
                                                                     Formerly, President and Chief Executive
                                                                     Officer of ING Investments, LLC (August
                                                                     1996 to August 2000).

Mary Lisanti                   Executive Vice       March 2002 to    Executive Vice President of ING
7337 E. Doubletree Ranch Rd.   President            Present          Investments, LLC and ING Advisors, Inc.
Scottsdale, AZ 85258                                                 (since November 1999); Chief Investment
Born: 1958                                                           Officer of the Domestic Equity
                                                                     Portfolios, ING Investments, LLC (since
                                                                     1999). Formerly, Executive Vice
                                                                     President and Chief Investment Officer
                                                                     for the Domestic Equity Portfolios of
                                                                     Northstar Investment Management
                                                                     Corporation, whose name changed to
                                                                     Pilgrim Advisors, Inc. and subsequently
                                                                     became part of ING Investments, LLC (May
                                                                     1998 to October 1999); Portfolio Manager
                                                                     with Strong Capital Management (May 1996
                                                                     to 1998); a Managing Director and Head
                                                                     of Small- and Mid-Capitalization Equity
                                                                     Strategies at Bankers Trust Corp. (1993
                                                                     to 1996).

Michael J. Roland              Executive Vice       March 2002 to    Executive Vice President, Chief
7337 E. Doubletree Ranch Rd.   President,           Present          Financial Officer and Treasurer of ING
Scottsdale, AZ 85258           Assistant                             Funds Services, LLC, ING Funds
Born: 1958                     Secretary and                         Distributor, LLC, ING, Advisors, Inc.,
                               Principal                             ING Investments, LLC, Lexington Funds
                               Financial Officer                     Distributor, Inc., Express America T.C.
                                                                     Inc. and EAMC Liquidation Corp. (since
                                                                     December 2001). Formerly, Senior Vice
                                                                     President, ING Funds Services, LLC, ING
                                                                     Investments, LLC, and ING Funds
                                                                     Distributor, LLC (June 1998 to December
                                                                     2001) and Chief Financial Officer of
                                                                     Endeavor Group (April 1997 to June
                                                                     1998).

Robert S. Naka                 Senior Vice          March 2002 to    Senior Vice President and Assistant
7337 E. Doubletree Ranch Rd.   President and        Present          Secretary of ING Funds Services, LLC,
Scottsdale, AZ 85258           Assistant                             ING Funds Distributor, LLC, ING
Born: 1963                     Secretary                             Advisors, Inc., ING Investments, LLC,
                                                                     and Lexington Funds Distributor, Inc.
                                                                     (since December 2001). Formerly, Vice
                                                                     President, ING Investments, LLC (April
                                                                     1997 to October 1999), ING Funds
                                                                     Services, LLC (February 1997 to August
                                                                     1999) and Assistant Vice President, ING
                                                                     Funds Services, LLC (August 1995 to
                                                                     February 1997).

Robyn L. Ichilov               Vice President and   March 2002 to    Vice President of ING Funds Services,
7337 E. Doubletree Ranch Rd.   Treasurer            Present          LLC (since October 2001) and ING
Scottsdale, AZ 85258                                                 Investments, LLC (since August 1997);
Born: 1967                                                           Accounting Manager, ING Investments, LLC
                                                                     (since November 1995).

Kimberly A. Anderson           Vice President and   March 2002 to    Vice President and Assistant Secretary
7337 E. Doubletree Ranch Rd.   Secretary            Present          of ING Funds Services, LLC, ING Funds
Scottsdale, AZ 85258                                                 Distributor, LLC, ING Advisors, Inc.,
Born: 1964                                                           ING Investments, LLC (since October
                                                                     2001) and Lexington Funds Distributor,
                                                                     Inc. (since December 2001). Formerly,
                                                                     Assistant Vice President of ING Funds
                                                                     Services, LLC (November 1999 to January
                                                                     2001) and has held various other
                                                                     positions with ING Funds Services, LLC
                                                                     for more than the last five years.

Todd Modic                     Assistant Vice       March 2002 to    Director of Financial Reporting of ING
7337 E. Doubletree Ranch Rd.   President            Present          Investments, LLC (since March 2001).
Scottsdale, AZ 85258                                                 Formerly, Director of Financial
Born: 1967                                                           Reporting, Axient Communications, Inc.
                                                                     (May 2000 to January 2001) and Director
                                                                     of Finance, Rural/Metro Corporation
                                                                     (March 1995 to May 2000).

Maria M. Anderson              Assistant Vice       March 2002 to    Assistant Vice President of ING Funds
7337 E. Doubletree Ranch Rd.   President            Present          Services, LLC (since October 2001).
Scottsdale, AZ 85258                                                 Formerly, Manager of Fund Accounting and
Born: 1958                                                           Fund Compliance, ING Investments, LLC
                                                                     (September 1999 to November 2001);
                                                                     Section Manager of Fund Accounting,
                                                                     Stein Roe Mutual Funds (July 1998 to
                                                                     August 1999); and Financial Reporting
                                                                     Analyst, Stein Roe Mutual Funds (August
                                                                     1997 to July 1998).

      INVESTMENT MANAGER

      ING Investments, LLC
      7337 E. Doubletree Ranch Road
      Scottsdale, Arizona 85258

      ADMINISTRATOR

      ING Funds Services, LLC
      7337 E. Doubletree Ranch Road
      Scottsdale, Arizona 85258

      DISTRIBUTOR

      ING Funds Distributor, LLC
      7337 E. Doubletree Ranch Road
      Scottsdale, Arizona 85258
      1-800-992-0180

      TRANSFER AGENT

      DST Systems, Inc.
      P.O. Box 419368
      Kansas City, Missouri 64141-6368

      CUSTODIANS

      State Street Bank & Trust
      801 Pennsylvania Avenue
      Kansas City, Missouri 64105

      Brown Brothers Harriman
      40 Water Street
      Boston, Massachusetts 02109-3661

      LEGAL COUNSEL

      Dechert
      1775 Eye Street, N.W.
      Washington, D.C. 20006

      INDEPENDENT AUDITORS

      KPMG LLP
      99 High Street
      Boston, MA 02110-2371

      Contact your investment professional, or call (800) 992-0180 for a current ING Funds prospectus. The prospectuses contain more complete information on all charges, fees, risks and expenses. Please read the prospectus carefully before investing or sending money.


[ING LOGO]

                                                  AVPAR1202 -- 021803

ITEM 2. CODE OF ETHICS.

Not applicable.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.


ITEMS 4-8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a)   Not applicable.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10. EXHIBITS.

(a) The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.CERT.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as a part of EX-99.CERT.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  ING VP Variable Portfolios, Inc.
             ------------------------------------------------------------





By   /s/ James M. Hennessy
   ----------------------------------------------------------------
            James M. Hennessy
            President and Chief Executive Officer

Date    March 3, 2003
     -----------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.





By   /s/ James M. Hennessy
   ----------------------------------------------------------------
            James M. Hennessy
            President and Chief Executive Officer

Date   March 3, 2003
    ---------------------------------------------------------------




By   /s/ Michael J. Roland
   ----------------------------------------------------------------
            Michael J. Roland
            Executive Vice President and Chief Financial Officer

Date  March 3, 2003
    ---------------------------------------------------------------